UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Balanced Fund   as of June 30, 2009
INVESTMENT UPDATE

Arieh Coll Portfolio Manager, Capital Growth Portfolio Duke E. Laflamme, CFA Portfolio Manager, Investment Grade Income Portfolio Michael R. Mach, CFA Portfolio Manager, Large-Cap Value Portfolio
Economic and Market Conditions

•   In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•   After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36% — reflecting investors’ renewed interest in technology stocks — and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•   Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy resulted from the higher weighting within growth indices of cyclical sectors, such as technology, consumer discretionary, industrials, materials and energy, toward which investors tend to gravitate during an economic recovery.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	The capital markets began to show improvement during the first half of 2009, as increasing investor confidence reopened non-Treasury sectors, including the corporate investment grade and high-yield bond markets. One of the most significant events of the period was the federal government’s completion of “Stress Tests” for the 19 largest U.S. banks, which built confidence that the banking system was solvent and helped reduce the perception of risk. Also during the period, a number of banks began repaying their Troubled Asset Relief Program (TARP) loans.
Management Discussion

•	During the six months ending June 30, 2009, the Fund[2] outperformed the S&P 500 Index, in large part due to the performance of Capital Growth Portfolio, which benefited from strong outperformance due to stock selection and allocation amidst a rally in growth stocks during the period.
•	As of June 30, 2009, the Fund invested approximately 36% of its net assets in Capital Growth Portfolio, which invests in a broadly diversified selection of seasoned securities representing a number of different industries. During the period, the Portfolio outperformed the Russell Mid-Cap Growth Index — a broad-based, unmanaged index of U.S. growth stocks — by a significant margin. Underlying the Portfolio’s performance was management’s strategy of seeking

Total Return Performance
12/31/08 – 6/30/09

Class A3	4.21%
Class B3	3.60
Class C3	3.79
S&P 500 Index[1]	3.19
Barclays Capital U.S. Aggregate Index[1]	1.90
Lipper Mixed-Asset Target Allocation Growth Funds Average[1]	6.40
See page 4 for more performance information.
[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests its assets in three separately registered investment companies: Capital Growth Portfolio, Large-Cap Value Portfolio, and Investment Grade Income Portfolio. References to investments are to the Portfolio’s holdings.

[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Absent a reduction of expenses by the administrator of the Fund, the returns would be lower.

  1

Eaton Vance Balanced Fund   as of June 30, 2009
INVESTMENT UPDATE

“tomorrow’s blue chips,” or companies that management believes can grow earnings at 25% per year or more; and “turnarounds” (also called cyclicals), or companies that have been beaten down and, management believes, can achieve rapid earnings growth through a “turnaround event” such as a new CEO or improved profit margins due to cost cutting. During the past six months, the U.S. economy was mired in the deepest recession since the Great Depression, and history has shown that the best time to purchase cyclical stocks has been during a recession. In the past, as the economy emerged from recessions, cyclicals — which include materials, technology and consumer discretionary stocks — consistently outperformed. As management anticipated, during the period, the Portfolio’s holdings in such cyclical sectors as materials and information technology made the largest contributions to performance. Financials, typically a more defensive sector, also outperformed due to stock selection. One of the top performers in this sector was a discount commodities and options brokerage firm. Portfolio holdings in the commercial banking and real estate industries also performed well.

•	As of June 30, 2009, the Fund invested approximately 35% of its net assets in Large-Cap Value Portfolio, which invests primarily in value stocks of large-cap companies. During the period, this Portfolio underperformed the Russell 1000 Value Index — a broad-based, unmanaged index of U.S. value stocks — primarily due to stock selections in the financials sector. In fact, the Portfolio’s top four individual detractors were financials stocks, two of them from the insurance industry, where the Portfolio was particularly hard hit. The Portfolio’s underweighting in the sector on average during the past six months further detracted from relative performance. Portfolio performance was also negatively affected by the sharp recovery in the consumer discretionary sector. Though roughly equally weighted with the Russell benchmark on average during the six month period, the Portfolio’s holdings in the sector significantly underperformed their counterparts in the Index. The Portfolio was more-defensively positioned within this economically sensitive — or “cyclical” — area of the market at a time when investors became less risk averse.

•	On the upside, stock selection in energy and industrials were key contributors on a relative basis, while a sizable overweighting in information technology — the Index’s best-performing sector — also positively impacted performance.
•	As of June 30, 2009, the Fund invested approximately 29% of its net assets in Investment Grade Income Portfolio, which invests primarily in fixed-income securities.[1] Two market dynamics, neither of which was advantageous to the Portfolio’s defensive approach, dominated the six-month period. First, the yield curve steepened by nearly 130 basis points (1.30%), as rates on longer-maturity Treasuries rose and the Fed kept short-term rates at historically low levels. The Portfolio seeks to maintain a defensive interest-rate posture through the use of certain securities that provide down-side protection from rising interest rates but can also help the Portfolio participate when bond prices rise in a falling rate environment. During the period, this strategy detracted from performance, relative to the Barclays Capital U.S. Aggregate Index — a broad-based, unmanaged index containing only investment-grade fixed-income securities traded in the U.S. — as the yield curve steepened. A strong rally in lower-rated corporate bonds was the second dynamic that negatively affected the Portfolio’s performance for the period. As the flight to quality that took place during the fourth quarter of last year receded, corporate bonds that had lost the most in the sell-off staged an impressive rally during the first half of 2009. Because the Portfolio’s corporate bond holdings were weighted towards higher-rated consumer non-cyclicals, the corporate portion of the Portfolio modestly underperformed the broader corporate bond market.
•	As fellow shareholders, we thank you for your continued confidence and participation in the Fund.
[1]	These securities may include preferred stocks, corporate bonds, U.S. Government securities, mortgage-backed securities and asset-backed securities.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
  2

Eaton Vance Balanced Fund   as of June 30, 2009
PORTFOLIO COMPOSITION

Asset Allocation*

By Fund’s prorated share of each Portfolio’s total investments (net of cash collateral maintained pursuant to the securities lending agreement)
Fixed-Income Investments — Allocation*

By Fund’s prorated share of each Portfolio’s total investments
Equity Investments — Sector Weightings*

By Fund’s prorated share of each Portfolio’s total investments
*Investments in Capital Growth Portfolio represented approximately 36% of the Fund’s net assets, while Large-Cap Value Portfolio represented approximately 35% of the Fund’s net assets and Investment Grade Income Portfolio represented approximately 29% of the Fund’s net assets as of 6/30/09. The Portfolios’ total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

  3

Eaton Vance Balanced Fund   as of June 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVIFX	EMIFX	ECIFX

Average Annual Total Returns (at net asset value)

Six Months	4.21%	3.60%	3.79%
One Year	-26.28	-26.87	-26.78
Five Years	1.96	1.18	1.21
Ten Years	1.20	0.41	0.42
Life of Fund†	9.03	4.68	4.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-1.85%	-1.40%	2.79%
One Year	-30.49	-30.49	-27.51
Five Years	0.76	0.84	1.21
Ten Years	0.60	0.41	0.42
Life of Fund†	8.95	4.68	4.51
†	Inception Dates – Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93
[1]
Six-month returns are cumulative. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a reduction of expenses by the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.18%	1.94%	1.94%
Net Expense Ratio	1.14	1.90	1.90
[2]	Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reduction that cannot be terminated or decreased without the approval of the Trustees and shareholders and is intended to continue indefinitely. Without this expense reduction, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

  4

Eaton Vance Balanced Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,042.10	$6.33
Class B	$1,000.00	$1,036.00	$10.10
Class C	$1,000.00	$1,037.90	$10.11

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.26
Class B	$1,000.00	$1,014.90	$9.99
Class C	$1,000.00	$1,014.90	$9.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Balanced Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Capital Growth Portfolio, at value (indentified cost, $67,939,364)	$79,968,354
Investment in Investment Grade Income Portfolio, at value (identified cost, $62,813,461)	63,428,875
Investment in Large-Cap Value Portfolio, at value (identified cost, $74,454,415)	78,814,427
Receivable for Fund shares sold	153,824

Total assets	$222,365,480

Liabilities

Payable for Fund shares redeemed	$511,467
Payable to affiliates:
Administration fee	25,695
Distribution and service fees	76,794
Trustees’ fees	125
Accrued expenses	74,210

Total liabilities	$688,291

Net Assets	$221,677,189

Sources of Net Assets

Paid-in capital	$273,361,075
Accumulated net realized loss from Portfolios	(68,602,741)
Accumulated distributions in excess of net investment income	(85,561)
Net unrealized appreciation from Portfolios	17,004,416

Total	$221,677,189

Class A Shares

Net Assets	$172,715,588
Shares Outstanding	31,364,806
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.51
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$5.85

Class B Shares

Net Assets	$17,214,480
Shares Outstanding	3,122,553
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.51

Class C Shares

Net Assets	$31,747,121
Shares Outstanding	5,743,934
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Interest allocated from Portfolios	$2,029,320
Dividends allocated from Portfolios (net of foreign taxes, $31,652)	1,439,506
Securities lending income allocated from Portfolios, net	74,757
Expenses allocated from Portfolios	(704,939)

Net investment income from Portfolios	$2,838,644

Expenses

Administration fee	$75,625
Distribution and service fees
Class A	209,214
Class B	87,946
Class C	151,735
Trustees’ fees and expenses	249
Custodian fee	28,254
Transfer and dividend disbursing agent fees	194,472
Legal and accounting services	25,008
Printing and postage	20,934
Registration fees	15,170
Miscellaneous	6,639

Total expenses	$815,246

Net investment income	$2,023,398

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(18,411,324)
Financial futures contracts	(164,498)
Swap contracts	3,671
Foreign currency transactions	5,716

Net realized loss	$(18,566,435)

Change in unrealized appreciation (depreciation) —
Investments	$23,477,484
Financial futures contracts	417,038
Swap contracts	24,800
Foreign currency	1,491

Net change in unrealized appreciation (depreciation)	$23,920,813

Net realized and unrealized gain	$5,354,378

Net increase in net assets from operations	$7,377,776

See notes to financial statements

6

Eaton Vance Balanced Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$2,023,398	$5,069,294
Net realized loss from investment transactions, financial futures contracts, swap contracts and foreign currency transactions	(18,566,435)	(50,641,967)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency	23,920,813	(55,663,738)

Net increase (decrease) in net assets from operations	$7,377,776	$(101,236,411)

Distributions to shareholders —
From net investment income
Class A	$(1,907,798)	$(4,247,234)
Class B	(130,191)	(349,987)
Class C	(228,469)	(410,228)
From net realized gain
Class A	—	(3,958,439)
Class B	—	(562,675)
Class C	—	(572,369)

Total distributions to shareholders	$(2,266,458)	$(10,100,932)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,751,157	$103,230,670
Class B	1,103,864	9,872,769
Class C	4,413,456	31,864,967
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,460,331	5,986,840
Class B	104,745	731,154
Class C	181,978	766,819
Cost of shares redeemed
Class A	(25,516,064)	(69,985,605)
Class B	(2,915,739)	(9,406,071)
Class C	(6,450,564)	(14,267,134)
Net asset value of shares exchanged
Class A	1,486,411	3,683,761
Class B	(1,486,411)	(3,683,761)

Net increase (decrease) in net assets from Fund share transactions	$(17,866,836)	$58,794,409

Net decrease in net assets	$(12,755,518)	$(52,542,934)

	Six Months Ended
	June 30, 2009	Year Ended
Net Assets	(Unaudited)	December 31, 2008

At beginning of period	$234,432,707	$286,975,641

At end of period	$221,677,189	$234,432,707

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(85,561)	$157,499

See notes to financial statements

7

Eaton Vance Balanced Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$5.350		$7.960	$7.600	$6.900	$6.650	$6.040

Income (Loss) From Operations

Net investment income(1)	$0.053		$0.135	$0.137	$0.123	$0.078	$0.070
Net realized and unrealized gain (loss)	0.167		(2.479)	1.067	0.866	0.274	0.623

Total income (loss) from operations	$0.220		$(2.344)	$1.204	$0.989	$0.352	$0.693

Less Distributions

From net investment income	$(0.060)		$(0.133)	$(0.158)	$(0.117)	$(0.102)	$(0.083)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.060)		$(0.266)	$(0.844)	$(0.289)	$(0.102)	$(0.083)

Net asset value — End of period	$5.510		$5.350	$7.960	$7.600	$6.900	$6.650

Total Return(2)	4.21	%(7)	(30.27)%	16.10%	14.47%	5.35%	11.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$172,716		$181,381	$223,779	$163,835	$150,343	$155,088
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.25	%(6)	1.14%	1.15%	1.18%	1.20%	1.21%
Net investment income	2.05	%(6)	1.96%	1.69%	1.69%	1.19%	1.13%
Portfolio Turnover of Capital Growth Portfolio	123	%(7)	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	48	%(7)	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	33	%(7)	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

8

Eaton Vance Balanced Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$5.360		$7.960	$7.600	$6.900	$6.620	$6.000

Income (Loss) From Operations

Net investment income(1)	$0.033		$0.083	$0.076	$0.067	$0.029	$0.023
Net realized and unrealized gain (loss)	0.156		(2.469)	1.068	0.867	0.265	0.622

Total income (loss) from operations	$0.189		$(2.386)	$1.144	$0.934	$0.294	$0.645

Less Distributions

From net investment income	$(0.039)		$(0.081)	$(0.098)	$(0.062)	$(0.014)	$(0.025)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.039)		$(0.214)	$(0.784)	$(0.234)	$(0.014)	$(0.025)

Net asset value — End of period	$5.510		$5.360	$7.960	$7.600	$6.900	$6.620

Total Return(2)	3.60	%(7)	(30.68)%	15.24%	13.60%	4.50%	10.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,214		$20,127	$33,911	$31,414	$35,406	$39,336
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.00	%(6)	1.90%	1.90%	1.93%	1.95%	1.96%
Net investment income	1.30	%(6)	1.19%	0.94%	0.92%	0.44%	0.37%
Portfolio Turnover of Capital Growth Portfolio	123	%(7)	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	48	%(7)	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	33	%(7)	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Balanced Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$5.370		$7.980	$7.620	$6.910	$6.630	$6.020

Income (Loss) From Operations

Net investment income(1)	$0.034		$0.084	$0.076	$0.069	$0.029	$0.024
Net realized and unrealized gain (loss)	0.166		(2.480)	1.068	0.875	0.266	0.613

Total income (loss) from operations	$0.200		$(2.396)	$1.144	$0.944	$0.295	$0.637

Less Distributions

From net investment income	$(0.040)		$(0.081)	$(0.098)	$(0.062)	$(0.015)	$(0.027)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.040)		$(0.214)	$(0.784)	$(0.234)	$(0.015)	$(0.027)

Net asset value — End of period	$5.530		$5.370	$7.980	$7.620	$6.910	$6.630

Total Return(2)	3.79	%(7)	(30.72)%	15.20%	13.73%	4.43%	10.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,747		$32,925	$29,286	$16,480	$14,069	$13,211
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.00	%(6)	1.90%	1.90%	1.93%	1.95%	1.96%
Net investment income	1.30	%(6)	1.23%	0.94%	0.95%	0.44%	0.38%
Portfolio Turnover of Capital Growth Portfolio	123	%(7)	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	48	%(7)	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	33	%(7)	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

10

Eaton Vance Balanced Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (88.9%, 50.2% and 0.6%, respectively, at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counter-party, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade.

11

Eaton Vance Balanced Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities by a third party pricing service as described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carry forward of $32,729,335 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carry forward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $15,064,909 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

12

Eaton Vance Balanced Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The Portfolios have engaged BMR, a subsidiary of EVM, to render investment advisory services. For the six months ended June 30, 2009, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.55% (annualized) of the Fund’s average daily net assets and amounted to $592,290. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is calculated at an annual rate not exceeding 0.10% of the Fund’s average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined adviser and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the six months ended June 30, 2009, the administration fee was 0.07% (annualized) of the Fund’s average daily net assets and amounted to $75,625. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $8,423 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $10,365 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $209,214 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to

13

Eaton Vance Balanced Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

EVD $65,959 and $113,801 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $401,000 and $3,911,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $21,987 and $37,934 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $8,000, $24,000 and $12,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Capital Growth Portfolio	$11,710,145	$7,914,383
Investment Grade Income Portfolio	11,640,358	39,812,355
Large-Cap Value Portfolio	11,713,720	7,914,383

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	1,872,073	15,340,878
Issued to shareholders electing to receive payments of distributions in Fund shares	287,145	838,110
Redemptions	(4,957,576)	(10,957,713)
Exchange from Class B shares	288,541	527,614

Net increase (decrease)	(2,509,817)	5,748,889

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	209,941	1,386,053
Issued to shareholders electing to receive payments of distributions in Fund shares	20,642	100,166
Redemptions	(574,903)	(1,463,025)
Exchange to Class A shares	(288,240)	(527,478)

Net decrease	(632,560)	(504,284)

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	846,620	4,537,335
Issued to shareholders electing to receive payments of distributions in Fund shares	35,694	105,280
Redemptions	(1,265,610)	(2,184,769)

Net increase (decrease)	(383,296)	2,457,846

14

Eaton Vance Balanced Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2009 and December 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

16

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Capital Growth Portfolio, Large-Cap Value Portfolio and Investment Grade Income Portfolio (the “Portfolios”), the portfolios in which Eaton Vance Balanced Fund (the “Fund”) invests, each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios, including recent changes to such personnel. For the Investment Grade Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. For Capital Growth Portfolio and Large-Cap Value Portfolio, the Board noted the Adviser’s in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

17

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

18

Eaton Vance Balanced Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

19

This Page Intentionally Left Blank

Capital Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 89.1%

Security	Shares	Value

Auto Components — 1.0%

Goodyear Tire & Rubber Co. (The)(1)(2)	77,600	$873,776

		$873,776

Biotechnology — 1.0%

Genzyme Corp.(1)(2)	16,920	$941,936

		$941,936

Building Products — 2.4%

Lennox International, Inc.(2)	11,000	$353,210
Owens Corning(1)(2)	140,400	1,794,312

		$2,147,522

Capital Markets — 1.2%

Aberdeen Asset Management PLC	47,080	$96,124
Affiliated Managers Group, Inc.(1)(2)	16,736	973,868

		$1,069,992

Chemicals — 1.9%

Celanese Corp., Class A(2)	51,600	$1,225,500
Solutia, Inc.(1)	77,000	443,520

		$1,669,020

Commercial Banks — 3.0%

SVB Financial Group(1)(2)	9,669	$263,190
Wells Fargo & Co.(2)	100,200	2,430,852

		$2,694,042

Commercial Services & Supplies — 0.9%

Copart, Inc.(1)(2)	23,600	$818,212

		$818,212

Communications Equipment — 3.3%

Brocade Communications Systems, Inc.(1)(2)	300,800	$2,352,256
Research In Motion, Ltd.(1)(2)	9,000	639,450

		$2,991,706

Construction & Engineering — 1.6%

Chicago Bridge & Iron Co. N.V.(2)	72,000	$892,800
Granite Construction, Inc.(2)	16,100	535,808
Tutor Perini Corp.(1)(2)	2,161	37,515

		$1,466,123

Consumer Finance — 4.2%

Discover Financial Services(2)	259,100	$2,660,957
SLM Corp.(1)(2)	110,651	1,136,386

		$3,797,343

Diversified Consumer Services — 5.1%

Apollo Group, Inc., Class A(1)(2)	38,500	$2,738,120
Corinthian Colleges, Inc.(1)(2)	109,100	1,847,063

		$4,585,183

Diversified Financial Services — 0.8%

JPMorgan Chase & Co.(2)	21,100	$719,721

		$719,721

Electrical Equipment — 2.6%

GrafTech International Ltd.(1)(2)	177,900	$2,012,049
Yingli Green Energy Holding Co. Ltd. ADR(1)(2)	22,506	304,956

		$2,317,005

Electronic Equipment, Instruments & Components — 0.1%

Itron, Inc.(1)(2)	2,150	$118,400

		$118,400

Energy Equipment & Services — 2.8%

Nabors Industries, Ltd.(1)(2)	33,300	$518,814
Patterson-UTI Energy, Inc.(2)	41,900	538,834
Pride International, Inc.(1)(2)	57,247	1,434,610

		$2,492,258

Health Care Equipment & Supplies — 0.5%

Masimo Corp.(1)(2)	19,300	$465,323

		$465,323

See notes to financial statements

1

Capital Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Providers & Services — 2.9%

CIGNA Corp.(2)	71,500	$1,722,435
Express Scripts, Inc.(1)(2)	8,600	591,250
Health Management Associates, Inc.(1)(2)	57,100	282,074

		$2,595,759

Hotels, Restaurants & Leisure — 1.9%

Scientific Games Corp., Class A(1)(2)	111,100	$1,752,047

		$1,752,047

Household Durables — 2.4%

Mohawk Industries, Inc.(1)(2)	10,700	$381,776
Tempur-Pedic International, Inc.(2)	78,700	1,028,609
Whirlpool Corp.(2)	18,200	774,592

		$2,184,977

Insurance — 3.7%

Admiral Group PLC	27,900	$400,084
Allied World Assurance Holdings, Ltd.(2)	41,400	1,690,362
Fairfax Financial Holdings, Ltd.(2)	1,500	374,235
Prudential Financial, Inc.(2)	23,019	856,767

		$3,321,448

Internet & Catalog Retail — 3.0%

NetFlix, Inc.(1)(2)	22,000	$909,480
Priceline.com, Inc.(1)(2)	15,832	1,766,060

		$2,675,540

IT Services — 3.1%

Accenture, Ltd., Class A(2)	29,100	$973,686
Euronet Worldwide, Inc.(1)(2)	17,900	347,081
MasterCard, Inc., Class A(2)	7,700	1,288,287
Wright Express Corp.(1)(2)	6,000	152,820

		$2,761,874

Machinery — 0.7%

Duoyuan Global Water, Inc. ADR(1)(2)	27,491	$667,481

		$667,481

Media — 2.7%

Arbitron, Inc.(2)	19,290	$306,518
Liberty Entertainment, Series A(1)(2)	81,000	2,166,750

		$2,473,268

Metals & Mining — 1.4%

Gammon Gold, Inc.(1)(2)	189,800	$1,265,966

		$1,265,966

Multiline Retail — 0.9%

Big Lots, Inc.(1)(2)	37,600	$790,728

		$790,728

Oil, Gas & Consumable Fuels — 8.5%

Brigham Exploration Co.(1)(2)	250,182	$873,135
Chesapeake Energy Corp.(2)	41,900	830,877
Massey Energy Co.(2)	23,000	449,420
Newfield Exploration Co.(1)(2)	14,100	460,647
Paladin Energy, Ltd.(1)	240,000	938,830
Petrohawk Energy Corp.(1)(2)	54,862	1,223,423
Uranium One, Inc.(1)	640,000	1,469,114
Walter Energy, Inc.(2)	37,600	1,362,624

		$7,608,070

Personal Products — 1.0%

Avon Products, Inc.(2)	34,000	$876,520

		$876,520

Pharmaceuticals — 3.3%

Biovail Corp.(2)	66,000	$887,700
King Pharmaceuticals, Inc.(1)(2)	94,000	905,220
Perrigo Co.(2)	8,500	236,130
Teva Pharmaceutical Industries, Ltd. ADR(2)	19,000	937,460

		$2,966,510

Real Estate Investment Trusts (REITs) — 1.2%

Annaly Capital Management, Inc.(2)	49,093	$743,271
Chimera Investment Corp.(2)	103,580	361,494

		$1,104,765

Road & Rail — 1.0%

Kansas City Southern(1)(2)	56,900	$916,659

		$916,659

Semiconductors & Semiconductor Equipment — 6.2%

Atheros Communications, Inc.(1)(2)	55,200	$1,062,048
NVIDIA Corp.(1)(2)	153,100	1,728,499

See notes to financial statements

2

Capital Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

ON Semiconductor Corp.(1)(2)	250,152	$1,716,043
Tessera Technologies, Inc.(1)(2)	40,900	1,034,361

		$5,540,951

Software — 1.8%

Check Point Software Technologies, Ltd.(1)(2)	57,000	$1,337,790
Rosetta Stone, Inc.(1)(2)	8,765	240,512

		$1,578,302

Specialty Retail — 4.1%

Advance Auto Parts, Inc.(2)	46,487	$1,928,746
Best Buy Co., Inc.(2)	45,600	1,527,144
Children’s Place Retail Stores, Inc. (The)(1)(2)	7,400	195,582
Hibbett Sports, Inc.(1)(2)	4,224	76,032

		$3,727,504

Textiles, Apparel & Luxury Goods — 4.3%

Gildan Activewear, Inc.(1)(2)	204,300	$3,023,640
Hanesbrands, Inc.(1)(2)	56,600	849,566

		$3,873,206

Wireless Telecommunication Services — 2.6%

Crown Castle International Corp.(1)(2)	97,000	$2,329,940

		$2,329,940

Total Common Stocks
(identified cost $66,384,354)		$80,179,077

Investment Funds — 2.5%

Security	Shares	Value

Capital Markets — 2.5%

iShares Russell Midcap Growth Index Fund(2)	100	$3,645
MidCap SPDR Trust, Series 1(2)	21,500	2,264,165

		$2,267,810

Total Investment Funds
(identified cost $2,251,376)		$2,267,810

Short-Term Investments — 43.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$13,120	$13,119,935
Eaton Vance Cash Collateral Fund, LLC, 0.58%(3)(4)	26,063	26,062,827

Total Short-Term Investments
(identified cost $39,182,762)		$39,182,762

Total Investments — 135.2%
(identified cost $107,818,492)		$121,629,649

Other Assets, Less Liabilities — (35.2)%		$(31,638,621)

Net Assets — 100.0%		$89,991,028

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at June 30, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at June 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

3

Capital Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value including $25,280,580 of securities on loan (identified cost, $68,635,730)	$82,446,887
Affiliated investments, at value (identified cost, $39,182,762)	39,182,762
Dividends receivable	76,024
Interest receivable from affiliated investment	47
Receivable for investments sold	500,973
Securities lending income receivable	4,643

Total assets	$122,211,336

Liabilities

Collateral for securities loaned	$26,062,827
Payable for investments purchased	6,070,978
Payable to affiliates:
Investment adviser fee	43,439
Trustees’ fees	975
Accrued expenses	42,089

Total liabilities	$32,220,308

Net Assets applicable to investors interest in Portfolio	$89,991,028

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$76,180,125
Net unrealized appreciation	13,810,903

Total	$89,991,028

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $1,800)	$367,371
Securities lending income, net	66,237
Interest income allocated from affiliated investment	11,704
Expenses allocated from affiliated investment	(9,412)

Total investment income	$435,900

Expenses

Investment adviser fee	$225,580
Trustees’ fees and expenses	1,789
Custodian fee	32,136
Legal and accounting services	28,974
Miscellaneous	2,903

Total expenses	$291,382

Net investment income	$144,518

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(5,342,135)
Investment transactions allocated from affiliated investment	(8,958)
Foreign currency transactions	3,076

Net realized loss	$(5,348,017)

Change in unrealized appreciation (depreciation) —
Investments	$17,756,851
Foreign currency	(191)

Net change in unrealized appreciation (depreciation)	$17,756,660

Net realized and unrealized gain	$12,408,643

Net increase in net assets from operations	$12,553,161

See notes to financial statements

4

Capital Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2009	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$144,518	$859,465
Net realized loss from investment and foreign currency transactions	(5,348,017)	(41,999,791)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	17,756,660	(34,017,187)

Net increase (decrease) in net assets from operations	$12,553,161	$(75,157,513)

Capital transactions —
Contributions	$12,441,720	$40,987,139
Withdrawals	(10,784,248)	(27,445,848)

Net increase in net assets from capital transactions	$1,657,472	$13,541,291

Net increase (decrease) in net assets	$14,210,633	$(61,616,222)

Net Assets

At beginning of period	$75,780,395	$137,396,617

At end of period	$89,991,028	$75,780,395

See notes to financial statements

5

Capital Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.81	%(3)	0.79%	0.76%	0.76	%(2)	0.75	%(2)	0.77	%(2)
Net investment income (loss)	0.39	%(3)	0.73%	0.84%	0.80%		0.24%		(0.08)%
Portfolio Turnover	123	%(5)	293%	175%	158%		222%		213%

Total Return	19.45	%(5)	(50.32)%	31.07%	19.52%		3.32%		14.79	%(4)

Net assets, end of period (000’s omitted)	$89,991		$75,780	$137,397	$105,281		$113,076		$102,319

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006 and 2004 and equal to 0.01% of average daily net assets for the year ended December 31, 2005).

(3)	Annualized.

(4)	The net realized gain on disposal of investments purchased which did no meet the Portfolio’s investment guidelines had no effect on total return.

(5)	Not annualized.

See notes to financial statements

6

Capital Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Balanced Fund held an 88.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

7

Capital Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to and including $170 million and 0.50% of average daily net assets over $170 million and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $234,545 of which $8,965 was allocated from Cash Management and $225,580 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.625% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

8

Capital Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $87,948,426 and $89,785,066, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$111,654,637

Gross unrealized appreciation	$11,081,624
Gross unrealized depreciation	(1,106,612)

Net unrealized appreciation	$9,975,012

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $12,942 for the six months ended June 30, 2009. At June 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $25,280,580 and $26,062,827, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Capital Markets	$973,868	$96,124		$—	$1,069,992
Insurance	2,921,364	400,084		—	3,321,448
Others	75,787,637	—		—	75,787,637

Total Common Stocks	$79,682,869	$496,208	*	$—	$80,179,077
Investment Funds	2,267,810	—		—	2,267,810
Short-Term Investments	39,182,762	—		—	39,182,762

Total	$121,133,441	$496,208		$—	$121,629,649

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

9

Capital Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

10

Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and
Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800)262-1122

Eaton Vance Balanced Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

162-8/09	BALSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Capital & Income Strategies Fund     a s    o f    J u n e    3 0 ,   2 0 0 9

I N V E S T M E N T U P D A T E

Economic and Market Conditions

• In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

• After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36% — reflecting investors’ renewed interest in technology stocks — and the Standard & Poor’s 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

•	The capital markets began to show improvement during the first half of 2009, as increasing investor confidence reopened non-Treasury sectors, including the corporate investment grade and high-yield bond markets. One of

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

the most significant events of the period was the federal government’s completion of “Stress Tests” for the 19 largest U.S. banks, which built confidence that the banking system was solvent and helped reduce the perception of risk. Also during the period, a number of banks began repaying their Troubled Asset Relief Program (TARP) loans.

•	During the period, high-yield bonds staged a turnaround from the low levels that had been reached during the final months of 2008. High-yield credit spreads narrowed to 1,039 basis points (10.39%) over Treasuries as of June 30, 2009, from 1,786 basis points (17.86%) as of December 31, 2008. April 2009 was the best month on record for the high-yield market, with the Merrill Lynch U.S. High Yield Index gaining 11.47% for that month alone. Flows into high-yield mutual funds were positive for the six-month period but were most dramatic during the month of April.
Management Discussion

•	The Fund[1] outperformed two of its benchmarks for the six months ending June 30, 2009 — the Russell 1000 Value Index and the S&P 500 Index — while trailing the Merrill Lynch U.S. High Yield Index. The Fund also underperformed its Lipper Mixed-Asset Target Allocation Growth Funds peer group average.[2] The

Total Return Performance 12/31/08 – 6/30/09

Class A3	6.10%
Class C3	5.71
Class I3	6.24
Russell 1000 Value Index[2]	-2.87
S&P 500 Index[2]	3.19
Merrill Lynch U.S. High Yield Index[2]	29.37
Lipper Mixed-Asset Target Allocation
Growth Funds Average[2]	6.40

See page 3 for more performance information.
[1]
The Fund allocated its assets among common stocks and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation was achieved through the Fund’s investments in two equity Portfolios — Large-Cap Value Portfolio and Dividend Builder Portfolio — and a fixed-income Portfolio, Boston Income Portfolio.

[2]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

 1

Eaton Vance Capital & Income Strategies Fund     a s    o f    J u n e    3 0 ,   2 0 0 9

I N V E S T M E N T U P D A T E

Fund’s performance is a function of the performance of the underlying Portfolios in which it invests and the approximately equal allocation among these Portfolios. The Fund outperformed its equity benchmarks primarily because of its holdings of high-yield bonds, which performed significantly better than equities during the six-month period.

•	Large-Cap Value Portfolio underperformed the Russell 1000 Value Index primarily due to stock selection in the financials sector. In fact, the Portfolio’s top four individual detractors were financials stocks, two of them from the insurance industry, where the Portfolio was particularly hard hit. The Portfolio’s underweighting in the sector on average during the past six months further detracted from relative performance. Portfolio performance was also negatively affected by the sharp recovery in the consumer discretionary sector. Though roughly equally weighted with the Russell benchmark on average during the six month period, the Portfolio’s holdings in the sector significantly underperformed their counterparts in the Index. The Portfolio was more-defensively positioned within this economically sensitive — or “cyclical” — area of the market at a time when investors became less risk averse. On the upside, stock selection in energy and industrials were key contributors on a relative basis, while a sizable overweighting in information technology — the Index’s best-performing sector — also positively impacted performance.

•	Dividend Builder Portfolio’s underperformance of the Russell 1000 Value Index during the period was primarily driven by defensive stock selection, although defensive sector allocation decisions also hurt results. The Portfolio’s stock selections in financials — one of the top-performing sectors — hurt relative performance the most. Management’s caution on the financials sector resulted in not owning some of the lower-quality, high-beta stocks that rallied off their historic lows during the quarter. Within the consumer discretionary sector, stock selection in media and multiline retail also detracted from relative results. The defensive nature of the Portfolio’s holdings within the sector created a short-term drag on performance, as investors rotated to riskier stocks. In contrast, the energy sector was the largest positive contributor to the Portfolio’s performance; energy stocks held in the Portfolio performed significantly better than those in

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
the Index. The industrials sector was another positive contributor to overall results, as the Portfolio’s stock picks also outperformed similar investments held in the Index.

•	Boston Income Portfolio outperformed the Merrill Lynch U.S. High Yield Index during the six-month period, making the strongest contribution to the Fund’s overall returns. Management’s strategy was focused on holdings in B rated bonds of solid companies, which performed well during the market’s recovery. Many of these companies made it through the tumultuous environment of 2008 better than had been expected. In the first quarter of 2009, management opportunistically reduced the Portfolio’s cash position by investing in higher-quality, investment-grade securities and deeply discounted bank loans. In addition, the Portfolio purchased newly issued securities and added to existing positions — both at attractive yields. These investments made significant contributions to the Portfolio’s performance during the period. In addition, the Portfolio benefited from high-yield bond investments in the super retail, energy, services, and cable/satellite television industries, which outperformed due to strong security selection compared with the Merrill Lynch U.S. High Yield Index. Moreover, an underweight position in the utilities industry, which did not perform well, contributed positively. Underweight positions in the home builders/real estate, diversified financial services, building materials and banks & thrifts industries detracted from performance relative to the Index. Security selection in the building materials industry also detracted.

•	On June 15, 2009, the Fund’s Trustees voted to liquidate the Fund, effective July 24, 2009. All shares of the Fund outstanding at the close of business on July 24, 2009, were redeemed in cash.

 2

Eaton Vance Capital & Income Strategies Fund    a s    o f    J u n e    3 0 ,    2 0 0 9

F U N D P E R F O R M A N C E

Fund Performance[1]	Class A	Class C	Class I
Share Class Symbol	EACIX	ECCIX	EICIX

Average Annual Total Returns (at net asset value)

Six Months	6.10%	5.71%	6.24%
One Year	-26.91	-27.44	-26.73
Life of Fund†	-9.84	-10.45	-9.61

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	0.07%	4.71%	6.24%
One Year	-31.12	-28.14	-26.73
Life of Fund†	-11.94	-10.45	-9.61
†	Inception dates: Class A: 12/29/06; Class C: 12/29/06; Class I: 12/29/06
[1]	Six-month returns are cumulative. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.99%	2.74%	1.74%
Net Expense Ratio	1.30	2.05	1.05
[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through 4/30/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Portfolio Allocations3

By net assets
[3]	As a percentage of the Fund’s net assets as of 6/30/09. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

 3

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Capital & Income Strategies Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,061.00	$6.64	**
Class C	$1,000.00	$1,057.10	$10.46	**
Class I	$1,000.00	$1,062.40	$5.37	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.51	**
Class C	$1,000.00	$1,014.60	$10.24	**
Class I	$1,000.00	$1,019.60	$5.26	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $4,273,595)	$4,299,646
Investment in Boston Income Portfolio, at value (identified cost, $5,359,769)	4,635,692
Investment in Large-Cap Value Portfolio, at value (identified cost, $4,767,108)	4,515,614
Receivable for Fund shares sold	4,106
Receivable from affiliate	17,484

Total assets	$13,472,542

Liabilities

Payable for Fund shares redeemed	$596,568
Payable to affiliates:
Distribution and service fees	6,251
Administration fee	1,812
Trustees’ fees	125
Accrued expenses	17,504

Total liabilities	$622,260

Net Assets	$12,850,282

Sources of Net Assets

Paid-in capital	$18,517,369
Accumulated net realized loss from Portfolios	(5,148,427)
Accumulated undistributed net investment income	430,860
Net unrealized depreciation from Portfolios	(949,520)

Total	$12,850,282

Class A Shares

Net Assets	$8,546,046
Shares Outstanding	1,217,530
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.02
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.45

Class C Shares

Net Assets	$4,290,355
Shares Outstanding	610,958
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.02

Class I Shares

Net Assets	$13,881
Shares Outstanding	1,979
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Interest allocated from Portfolios	$276,551
Dividends allocated from Portfolios (net of foreign taxes, $9,948)	164,593
Securities lending income allocated from Portfolios, net	2,541
Expenses allocated from Portfolios	(43,903)

Net investment income from Portfolios	$399,782

Expenses

Administration fee	$10,214
Distribution and service fees
Class A	10,875
Class C	24,545
Trustees’ fees and expenses	250
Custodian fee	17,973
Transfer and dividend disbursing agent fees	7,978
Legal and accounting services	12,384
Printing and postage	3,501
Registration fees	19,635
Miscellaneous	7,251

Total expenses	$114,606

Deduct —
Allocation of expenses to affiliate	$51,846

Total expense reductions	$51,846

Net expenses	$62,760

Net investment income	$337,022

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(2,167,300)
Swap contracts	(47,837)
Foreign currency transactions	(982)

Net realized loss	$(2,216,119)

Change in unrealized appreciation (depreciation) —
Investments	$2,236,188
Swap contracts	45,839
Foreign currency	241,827

Net change in unrealized appreciation (depreciation)	$2,523,854

Net realized and unrealized gain	$307,735

Net increase in net assets from operations	$644,757

See notes to financial statements

5

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$337,022	$550,808
Net realized loss from investment transactions, swap contracts and foreign currency transactions	(2,216,119)	(2,819,734)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency	2,523,854	(3,659,323)

Net increase (decrease) in net assets from operations	$644,757	$(5,928,249)

Distributions to shareholders —
From net investment income
Class A	$(236,503)	$(415,588)
Class C	(116,123)	(174,754)
Class I	(370)	(404)
Tax return of capital
Class A	—	(8,299)
Class C	—	(3,489)
Class I	—	(8)

Total distributions to shareholders	$(352,996)	$(602,542)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,621,191	$10,272,258
Class C	695,182	5,308,635
Class I	5,430	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	186,941	352,506
Class C	97,935	154,669
Class I	181	—
Cost of shares redeemed
Class A	(2,701,853)	(3,308,805)
Class C	(1,697,841)	(1,404,733)
Class I	(30)	—

Net increase (decrease) in net assets from Fund share transactions	$(1,792,864)	$11,374,530

Net increase (decrease) in net assets	$(1,501,103)	$4,843,739

Net Assets

At beginning of period	$14,351,385	$9,507,646

At end of period	$12,850,282	$14,351,385

Accumulated undistributed net investment income included in net assets

At end of period	$430,860	$446,834

See notes to financial statements

6

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.800		$10.810	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.170		$0.391	$0.332	$—
Net realized and unrealized gain (loss)	0.230		(4.012)	0.719	—

Total income (loss) from operations	$0.400		$(3.621)	$1.051	$—

Less Distributions

From net investment income	$(0.180)		$(0.381)	$(0.241)	$—
Tax return of capital	—		(0.008)	—	—

Total distributions	$(0.180)		$(0.389)	$(0.241)	$—

Net asset value — End of period	$7.020		$6.800	$10.810	$10.000

Total Return(3)	6.10	%(8)	(34.24)%	10.58%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,546		$9,292	$6,369	$480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.30	%(7)	1.32%	1.34%	—
Net investment income	5.22	%(7)	4.33%	3.11%	—
Portfolio Turnover of Dividend Builder Portfolio	81	%(8)	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	37	%(8)	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.76%, 0.67%, 4.03% and 0.75% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

7

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.800		$10.810	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.146		$0.322	$0.255	$—
Net realized and unrealized gain (loss)	0.230		(4.011)	0.731	—

Total income (loss) from operations	$0.376		$(3.689)	$0.986	$—

Less Distributions

From net investment income	$(0.156)		$(0.315)	$(0.176)	$—
Tax return of capital	—		(0.006)	—	—

Total distributions	$(0.156)		$(0.321)	$(0.176)	$—

Net asset value — End of period	$7.020		$6.800	$10.810	$10.000

Total Return(3)	5.71	%(8)	(34.72)%	9.91%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,290		$5,053	$3,128	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.05	%(7)	2.07%	2.09%	—
Net investment income	4.48	%(7)	3.59%	2.38%	—
Portfolio Turnover of Dividend Builder Portfolio	81	%(8)	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	37	%(8)	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.76%, 0.67%, 4.03% and 0.76% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.800		$10.810	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.181		$0.417	$0.354	$—
Net realized and unrealized gain (loss)	0.218		(4.015)	0.722	—

Total income (loss) from operations	$0.399		$(3.598)	$1.076	$—

Less Distributions

From net investment income	$(0.189)		$(0.404)	$(0.266)	$—
Tax return of capital	—		(0.008)	—	—

Total distributions	$(0.189)		$(0.412)	$(0.266)	$—

Net asset value — End of period	$7.010		$6.800	$10.810	$10.000

Total Return(3)	6.24	%(8)	(34.07)%	10.84%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14		$7	$11	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.05	%(7)	1.07%	1.09%	—
Net investment income	5.52	%(7)	4.49%	3.37%	—
Portfolio Turnover of Dividend Builder Portfolio	81	%(8)	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	37	%(8)	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.76%, 0.67%, 4.03% and 0.75% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Capital & Income Strategies Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Prior to June 19, 2009, the Fund offered three classes of shares. Class A shares were generally sold subject to a sales charge imposed at time of purchase. Class C shares were sold at net asset value and were generally subject to a contingent deferred sales charge on redemptions made within one year of purchase (see Note 5). Class I shares were sold at net asset value and were not subject to a sales charge. Effective after the close of business on June 18, 2009, shares of the Fund were no longer available for purchase or exchange (see Note 9). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (0.33%, 0.21% and 0.04%, respectively, at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold. Boston Income Portfolio’s interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of

10

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In addition, Large-Cap Value and Dividend Builder Portfolios’ valuation policies include the following: Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,086,208 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($25,452) and December 31, 2016 ($2,060,756).

Additionally, at June 30, 2009, the Fund had a net capital loss of $435,503 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

11

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Fund’s federal tax returns filed since the start of business on December 29, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $41,978 for the six months ended June 30, 2009. There were no adviser fees paid by the Fund for investing directly in securities for the six months ended June 30, 2009. For the six months ended June 30, 2009, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.62% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $10,214. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.30%, 2.05% and 1.05% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $51,846 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund

12

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $589 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $7,857 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organization.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $10,875 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $18,409 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At June 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $402,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $6,136 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $900 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Dividend Builder Portfolio	$818,787	$1,130,075
Boston Income Portfolio	608,787	1,706,073
Large-Cap Value Portfolio	974,787	1,130,074

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

13

Eaton Vance Capital & Income Strategies Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	243,428	1,150,440
Issued to shareholders electing to receive payments of distributions in Fund shares	28,588	41,546
Redemptions	(420,092)	(415,420)

Net increase (decrease)	(148,076)	776,566

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	106,425	597,676
Issued to shareholders electing to receive payments of distributions in Fund shares	15,017	18,508
Redemptions	(253,145)	(162,963)

Net increase (decrease)	(131,703)	453,221

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	956	—
Issued to shareholders electing to receive payments of distributions in Fund shares	28	—
Redemptions	(5)	—

Net increase	979	—

8   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2009 and December 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Liquidation of the Fund

On June 15, 2009, the Fund’s Trustees voted to liquidate the Fund, effective July 24, 2009. All shares of the Fund outstanding at the close of business on July 24, 2009 were redeemed in cash. Included in such final liquidation amount was any remaining income to be distributed. Management has not identified any other events subsequent to June 30, 2009 through August 24, 2009, the date the financial statements were issued, requiring financial statement disclosure.

14

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Capital & Income Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in Boston Income Portfolio, Large-Cap Value Portfolio, and Dividend Builder Portfolio (the “Underlying Funds”) in roughly equal proportions, although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund and to the Underlying Funds by the Adviser and BMR.

The Board considered the Adviser’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds and the Fund. For the Boston Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. For Large-Cap Value Portfolio and Dividend Builder Portfolio, the Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board further noted that the Adviser would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, other assets.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

16

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and BMR, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

17

Eaton Vance Capital & Income Strategies Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

18

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Investment Adviser of
Boston Income Portfolio, Dividend Builder Portfolio and Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Capital & Income Strategies Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Capital & Income Strategies Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2840-6/09	CISSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report June 30, 2009

EATON VANCE DIVIDEND BUILDER FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122,or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Builder Fund  as of June 30, 2009

INVESTMENT UPDATE

Judith A. Saryan, CFA Co-Portfolio Manager Charles B. Gaffney Co-Portfolio Manager	Economic and Market Conditions

•   In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36% — reflecting investors’ renewed interest in technology stocks — and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]
•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the six months ending June 30, 2009, the Fund[2] underperformed its primary benchmark, the Russell 1000 Value Index (the “Index”), the S&P 500 Index and the Lipper Large-Cap Core Funds Classification.[1]
•	The Fund’s underperformance of the Index during the period was primarily driven by defensive stock selection, although defensive sector allocation decisions also hurt results. The Fund’s stock selections in financials — one of the top-performing sectors — hurt relative performance the most. Our caution on the financials sector resulted in not owning some of the lower-quality, high-beta stocks that rallied off their historic lows during the quarter. The Fund’s required concentration in utilities and telecom of nearly double the benchmark weight also detracted from the Funds’ relative performance for the six-month period. Within the consumer discretionary sector, stock selection in media and multiline retail also detracted from relative results. The defensive nature of the Fund’s holdings within the sector created a short-term drag on performance, as investors rotated to riskier stocks.

Total Return Performance
12/31/08 – 6/30/09

Class A3	-6.34%
Class B3	-6.63
Class C3	-6.63
Class I3	-6.24
Russell 1000 Value Index[1]	-2.87
S&P 500 Index[1]	3.19
Lipper Large-Cap Core Funds Average[1]	4.83

See page 3 for more performance information.
[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests in a separately registered investment company, Dividend Builder Portfolio, with the same investment objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
 1

Eaton Vance Dividend Builder Fund  as of June 30, 2009

INVESTMENT UPDATE

•	In contrast, the energy sector was the largest positive contributor to the Fund’s performance; energy stocks held in the Fund performed significantly better than those in the Index. The industrials sector was another positive contributor to overall results, as the Fund’s stock picks also outperformed similar investments held in the Index.
•	Management remains committed to a strategy of investing in companies that it believes may produce attractive levels of dividend income and are reasonably priced in relation to their fundamental value. We believe that continuing to focus on a research-driven investment process and risk management, as well as maintaining a commitment to a long-term investment perspective, will continue to serve our shareholders well over the long term.
•	At a special meeting of shareholders of the Fund expected to be held on September 11, 2009, the Fund will seek approval of an amendment to its fundamental investment policy on concentration that currently requires the Fund to invest at least 25% of total assets in equity securities of utilities companies. The proposed amendment provides that the Fund will not invest 25% or more of its assets in any one industry, and will increase investment management flexibility. The Board of Trustees recommends that the shareholders of the Fund vote for the amendment to the concentration policy.
Portfolio Composition

Top 10 Holdings2

By net assets

Teva Pharmaceutical Industries, Ltd. ADR	2.3%
Vodafone Group PLC ADR	2.3
International Business Machines Corp.	2.0
Becton, Dickinson and Co.	1.9
QUALCOMM, Inc.	1.9
Intel Corp.	1.9
AT&T, Inc.	1.9
BHP Billiton, Ltd. ADR	1.9
Verizon Communications, Inc.	1.9
Technip SA	1.9
[2]	Top 10 Holdings represented 19.9% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings3

By net assets

3As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

 2

Eaton Vance Dividend Builder Fund  as of June 30, 2009

FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EVTMX	EMTMX	ECTMX	EIUTX

Average Annual Total Returns (at net asset value)

Six Months	-6.34%	-6.63%	-6.63%	-6.24%
One Year	-38.12	-38.53	-38.53	-37.95
Five Years	5.97	5.19	5.20	N.A.
Ten Years	5.09	4.31	4.31	N.A.
Life of Fund†	11.05	6.90	6.76	0.69

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-11.72%	-11.21%	-7.54%	-6.24%
One Year	-41.67	-41.51	-39.12	-37.95
Five Years	4.73	4.87	5.20	N.A.
Ten Years	4.47	4.31	4.31	N.A.
Life of Fund†	10.81	6.90	6.76	0.69
†	Inception Dates — Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

[1]
Six-month returns are cumulative. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.05%	1.80%	1.80%	0.80%
[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

  3

Eaton Vance Dividend Builder Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Dividend Builder Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$936.60	$5.81
Class B	$1,000.00	$933.70	$9.40
Class C	$1,000.00	$933.70	$9.40
Class I	$1,000.00	$937.60	$4.66

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.06
Class B	$1,000.00	$1,015.10	$9.79
Class C	$1,000.00	$1,015.10	$9.79
Class I	$1,000.00	$1,020.00	$4.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares and 0.97% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $1,224,667,885)	$1,316,939,064
Receivable for Fund shares sold	4,981,679

Total assets	$1,321,920,743

Liabilities

Payable for Fund shares redeemed	$6,126,251
Payable to affiliates: Distribution and service fees	439,927
Trustees’ fees	125
Accrued expenses	560,921

Total liabilities	$7,127,224

Net Assets	$1,314,793,519

Sources of Net Assets

Paid-in capital	$1,810,115,148
Accumulated net realized loss from Portfolio	(580,167,886)
Accumulated distributions in excess of net investment income	(7,424,922)
Net unrealized appreciation from Portfolio	92,271,179

Total	$1,314,793,519

Class A Shares

Net Assets	$1,017,669,712
Shares Outstanding	125,427,065
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.11
Maximum Offering Price Per Share
(100 ÷ 94.25 of $8.11)	$8.60

Class B Shares

Net Assets	$84,438,535
Shares Outstanding	10,378,748
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.14

Class C Shares

Net Assets	$190,992,651
Shares Outstanding	23,469,309
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.14

Class I Shares

Net Assets	$21,692,621
Shares Outstanding	2,674,285
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $2,277,125)	$26,472,006
Interest allocated from Portfolio	103,692
Securities lending income allocated from Portfolio, net	442,806
Expenses allocated from Portfolio	(4,373,503)

Total investment income from Portfolio	$22,645,001

Expenses

Distribution and service fees
Class A	$1,240,593
Class B	418,434
Class C	917,846
Trustees’ fees and expenses	250
Custodian fee	24,474
Transfer and dividend disbursing agent fees	1,242,944
Legal and accounting services	15,815
Printing and postage	378,097
Registration fees	88,594
Miscellaneous	12,056

Total expenses	$4,339,103

Net investment income	$18,305,898

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(234,313,109)
Foreign currency transactions	(335,352)

Net realized loss	$(234,648,461)

Change in unrealized appreciation (depreciation) —
Investments	$116,339,804
Foreign currency	16,338

Net change in unrealized appreciation (depreciation)	$116,356,142

Net realized and unrealized loss	$(118,292,319)

Net decrease in net assets from operations	$(99,986,421)

See notes to financial statements

5

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$18,305,898	$51,885,482
Net realized loss from investment and foreign currency transactions	(234,648,461)	(345,772,762)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	116,356,142	(568,687,891)

Net decrease in net assets from operations	$(99,986,421)	$(862,575,171)

Distributions to shareholders —
From net investment income
Class A	$(22,934,923)	$(42,410,388)
Class B	(1,657,674)	(2,891,183)
Class C	(3,625,725)	(5,383,959)
Class I	(375,133)	(468,418)
From net realized gain
Class A	—	(14,501,465)
Class B	—	(1,551,467)
Class C	—	(2,652,388)
Class I	—	(114,998)

Total distributions to shareholders	$(28,593,455)	$(69,974,256)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$171,687,332	$830,338,436
Class B	8,631,343	44,331,213
Class C	30,569,621	152,470,381
Class I	10,187,302	16,506,967
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,515,863	45,626,932
Class B	1,160,132	3,018,078
Class C	2,578,865	5,460,340
Class I	305,428	514,732
Cost of shares redeemed
Class A	(206,150,450)	(451,450,868)
Class B	(12,448,111)	(33,114,480)
Class C	(33,921,243)	(76,813,939)
Class I	(2,163,921)	(5,763,979)
Net asset value of shares exchanged
Class A	3,437,310	8,636,720
Class B	(3,437,310)	(8,636,720)

Net increase (decrease) in net assets from Fund share transactions	$(11,047,839)	$531,123,813

Net decrease in net assets	$(139,627,715)	$(401,425,614)

Net Assets

At beginning of period	$1,454,421,234	$1,855,846,848

At end of period	$1,314,793,519	$1,454,421,234

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(7,424,922)	$2,862,635

See notes to financial statements

6

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.860		$14.780	$13.250	$11.480	$9.790	$8.040

Income (Loss) From Operations

Net investment income(1)	$0.118		$0.359	$0.324	$0.312	$0.252	$0.238
Net realized and unrealized gain (loss)	(0.688)		(5.784)	2.643	2.863	1.708	1.743

Total income (loss) from operations	$(0.570)		$(5.425)	$2.967	$3.175	$1.960	$1.981

Less Distributions

From net investment income	$(0.180)		$(0.360)	$(0.317)	$(0.357)	$(0.270)	$(0.231)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.180)		$(0.495)	$(1.437)	$(1.405)	$(0.270)	$(0.231)

Net asset value — End of period	$8.110		$8.860	$14.780	$13.250	$11.480	$9.790

Total Return(2)	(6.34	)%(6)	(37.56)%	22.87%	28.51%	20.24%	25.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,017,670		$1,130,036	$1,417,844	$1,056,803	$664,966	$488,659
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.21	%(5)	1.05%	1.04%	1.06%†	1.08%†	1.10%†
Net investment income	3.03	%(5)	2.98%	2.23%	2.50%†	2.35%†	2.79%†
Portfolio Turnover of the Portfolio	81	%(6)	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

7

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.890		$14.800	$13.260	$11.490	$9.750	$8.010

Income (Loss) From Operations

Net investment income(1)	$0.088		$0.273	$0.214	$0.218	$0.171	$0.166
Net realized and unrealized gain (loss)	(0.684)		(5.800)	2.654	2.864	1.711	1.736

Total income (loss) from operations	$(0.596)		$(5.527)	$2.868	$3.082	$1.882	$1.902

Less Distributions

From net investment income	$(0.154)		$(0.248)	$(0.208)	$(0.264)	$(0.142)	$(0.162)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.154)		$(0.383)	$(1.328)	$(1.312)	$(0.142)	$(0.162)

Net asset value — End of period	$8.140		$8.890	$14.800	$13.260	$11.490	$9.750

Total Return(2)	(6.63	)%(6)	(38.03)%	22.01%	27.52%	19.40%	24.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$84,439		$99,684	$164,233	$135,228	$102,515	$72,435
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.96	%(5)	1.80%	1.79%	1.81%†	1.83%†	1.85%†
Net investment income	2.25	%(5)	2.24%	1.47%	1.74%†	1.59%†	1.96%†
Portfolio Turnover of the Portfolio	81	%(6)	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

8

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.890		$14.800	$13.260	$11.500	$9.740	$7.990

Income (Loss) From Operations

Net investment income(1)	$0.089		$0.267	$0.215	$0.215	$0.165	$0.170
Net realized and unrealized gain (loss)	(0.685)		(5.794)	2.654	2.857	1.720	1.741

Total income (loss) from operations	$(0.596)		$(5.527)	$2.869	$3.072	$1.885	$1.911

Less Distributions

From net investment income	$(0.154)		$(0.248)	$(0.209)	$(0.264)	$(0.125)	$(0.161)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.154)		$(0.383)	$(1.329)	$(1.312)	$(0.125)	$(0.161)

Net asset value — End of period	$8.140		$8.890	$14.800	$13.260	$11.500	$9.740

Total Return(2)	(6.63	)%(6)	(38.03)%	22.01%	27.41%	19.48%	24.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$190,993		$210,537	$263,148	$177,314	$122,099	$64,898
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.96	%(5)	1.80%	1.79%	1.81%†	1.83%†	1.85%†
Net investment income	2.27	%(5)	2.22%	1.47%	1.72%†	1.54%†	2.00%†
Portfolio Turnover of the Portfolio	81	%(6)	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

9

Eaton Vance Dividend Builder Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended December 31,
	June 30, 2009					Period Ended
	(Unaudited)		2008	2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$8.860		$14.790	$13.250	$11.480	$10.570

Income (Loss) From Operations

Net investment income(2)	$0.133		$0.366	$0.351	$0.341	$0.106
Net realized and unrealized gain (loss)	(0.694)		(5.764)	2.662	2.865	0.980

Total income (loss) from operations	$(0.561)		$(5.398)	$3.013	$3.206	$1.086

Less Distributions

From net investment income	$(0.189)		$(0.397)	$(0.353)	$(0.388)	$(0.176)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.189)		$(0.532)	$(1.473)	$(1.436)	$(0.176)

Net asset value — End of period	$8.110		$8.860	$14.790	$13.250	$11.480

Total Return(3)	(6.24	)%(8)	(37.40)%	23.25%	28.83%	10.31	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,693		$14,164	$10,622	$7,452	$4,793
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.97	%(6)	0.80%	0.79%	0.81%†	0.83	%(6)†
Net investment income	3.42	%(6)	3.13%	2.42%	2.73%†	1.76	%(6)†
Portfolio Turnover of the Portfolio	81	%(8)	148%	60%	76%	54	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	For the period from the start of business, June 20, 2005, to December 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2005.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Dividend Builder Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.7% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $224,317,802 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $121,006,870 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

11

Eaton Vance Dividend Builder Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $51,933 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $143,406 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $1,240,593 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $313,825 and $688,385 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,388,000 and $24,666,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of

12

Eaton Vance Dividend Builder Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $104,609 and $229,461 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $9,000, $161,000 and $52,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $179,375,111 and $223,856,838, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	21,958,799	67,291,713
Issued to shareholders electing to receive payments of distributions in Fund shares	2,362,510	3,808,393
Redemptions	(26,873,723)	(40,207,231)
Exchange from Class B shares	449,425	726,595

Net increase (decrease)	(2,102,989)	31,619,470

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	1,096,674	3,541,394
Issued to shareholders electing to receive payments of distributions in Fund shares	147,269	246,937
Redemptions	(1,630,424)	(2,946,322)
Exchange to Class A shares	(448,251)	(725,226)

Net increase (decrease)	(834,732)	116,783

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	3,888,692	12,355,623
Issued to shareholders electing to receive payments of distributions in Fund shares	327,406	452,009
Redemptions	(4,425,378)	(6,906,098)

Net increase (decrease)	(209,280)	5,901,534

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	1,320,041	1,363,014
Issued to shareholders electing to receive payments of distributions in Fund shares	38,913	44,317
Redemptions	(283,659)	(526,722)

Net increase	1,075,295	880,609

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Dividend Builder Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.7%

Security	Shares	Value

Aerospace & Defense — 1.4%

General Dynamics Corp.	340,000	$18,832,600

		$18,832,600

Beverages — 0.6%

PepsiCo, Inc.	150,000	$8,244,000

		$8,244,000

Capital Markets — 2.5%

Goldman Sachs Group, Inc.(1)	140,000	$20,641,600
Northern Trust Corp.(1)	220,000	11,809,600

		$32,451,200

Chemicals — 1.6%

Monsanto Co.	155,000	$11,522,700
Potash Corp. of Saskatchewan, Inc.	100,000	9,305,000

		$20,827,700

Commercial Banks — 3.3%

PNC Financial Services Group, Inc.(1)	425,000	$16,494,250
U.S. Bancorp(1)	191,113	3,424,745
Wells Fargo & Co.(1)	961,672	23,330,163

		$43,249,158

Commercial Services & Supplies — 0.5%

Waste Management, Inc.(1)	250,000	$7,040,000

		$7,040,000

Communications Equipment — 2.6%

QUALCOMM, Inc.	550,000	$24,860,000
Telefonaktiebolaget LM Ericsson	1,000,000	9,851,426

		$34,711,426

Computers & Peripherals — 4.5%

Apple, Inc.(2)	60,000	$8,545,800
Hewlett-Packard Co.	600,000	23,190,000
International Business Machines Corp.	260,000	27,149,200

		$58,885,000

Construction & Engineering — 0.5%

Fluor Corp.(1)	125,000	$6,411,250

		$6,411,250

Consumer Finance — 1.2%

Capital One Financial Corp.(1)	250,000	$5,470,000
Discover Financial Services(1)	1,000,000	10,270,000

		$15,740,000

Diversified Financial Services — 1.8%

Bank of America Corp.(1)	1,850,000	$24,420,000

		$24,420,000

Diversified Telecommunication Services — 9.0%

AT&T, Inc.	991,750	$24,635,070
BCE, Inc.(1)	725,000	14,978,500
Deutsche Telekom AG	500,000	5,911,239
Koninklijke KPN NV	1,700,000	23,456,039
Nippon Telegraph & Telephone Corp. ADR	400,000	8,140,000
Telefonica 02 Czech Republic AS	750,000	17,080,941
Verizon Communications, Inc.	800,000	24,584,000

		$118,785,789

Electric Utilities — 5.5%

American Electric Power Co., Inc.(1)	505,000	$14,589,450
Enel SpA	3,800,000	18,551,224
Fortum Oyj	458,694	10,455,069
FPL Group, Inc.(1)	100,000	5,686,000
ITC Holdings Corp.(1)	149,999	6,803,954
Scottish and Southern Energy PLC	500,000	9,407,123
Terna Rete Elettrica Nazionale SPA	2,000,000	6,670,175

		$72,162,995

Energy Equipment & Services — 3.6%

Diamond Offshore Drilling, Inc.(1)	275,000	$22,838,750
Technip SA	500,000	24,654,976

		$47,493,726

Food & Staples Retailing — 1.6%

Wal-Mart Stores, Inc.	450,000	$21,798,000

		$21,798,000

See notes to financial statements

14

Dividend Builder Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Food Products — 1.7%

Nestle SA	600,000	$22,655,063

		$22,655,063

Health Care Equipment & Supplies — 4.4%

Baxter International, Inc.	225,000	$11,916,000
Becton, Dickinson and Co.	360,000	25,671,600
Boston Scientific Corp.(1)(2)	800,000	8,112,000
Covidien, Ltd.(1)	325,000	12,168,000

		$57,867,600

Health Care Providers & Services — 0.8%

UnitedHealth Group, Inc.(1)	400,000	$9,992,000

		$9,992,000

Hotels, Restaurants & Leisure — 1.7%

McDonald’s Corp.	400,000	$22,996,000

		$22,996,000

Household Products — 0.4%

Procter & Gamble Co.	100,000	$5,110,000

		$5,110,000

Independent Power Producers & Energy Traders — 2.7%

Constellation Energy Group, Inc.(1)	525,000	$13,954,500
International Power PLC	2,000,000	7,855,644
NRG Energy, Inc.(1)(2)	550,000	14,278,000

		$36,088,144

Insurance — 3.9%

AXA SA	400,000	$7,570,741
MetLife, Inc.(1)	320,000	9,603,200
Prudential Financial, Inc.(1)	576,304	21,450,035
Travelers Companies, Inc. (The)(1)	300,000	12,312,000

		$50,935,976

IT Services — 2.0%

MasterCard, Inc., Class A(1)	80,000	$13,384,800
Western Union Co.	800,000	13,120,000

		$26,504,800

Media — 0.7%

Vivendi SA	370,000	$8,881,391

		$8,881,391

Metals & Mining — 2.6%

BHP Billiton, Ltd. ADR(1)	450,000	$24,628,500
Goldcorp, Inc.	300,000	10,425,000

		$35,053,500

Multi-Utilities — 6.7%

CMS Energy Corp.(1)	1,700,000	$20,536,000
GDF Suez	200,000	7,486,414
GDF Suez ADR(1)	568,179	21,278,304
National Grid PLC	490,000	4,421,617
PG&E Corp.(1)	600,000	23,064,000
Public Service Enterprise Group, Inc.	350,000	11,420,500

		$88,206,835

Oil, Gas & Consumable Fuels — 9.1%

Anadarko Petroleum Corp.(1)	300,000	$13,617,000
Apache Corp.	180,000	12,987,000
Chevron Corp.	315,000	20,868,750
Exxon Mobil Corp.	225,000	15,729,750
Occidental Petroleum Corp.	269,000	17,702,890
Petroleo Brasileiro SA ADR	300,000	12,294,000
Southwestern Energy Co.(1)(2)	290,000	11,266,500
Total SA ADR(1)	300,000	16,269,000

		$120,734,890

Personal Products — 0.5%

Avon Products, Inc.(1)	250,000	$6,445,000

		$6,445,000

Pharmaceuticals — 5.3%

Sanofi-Aventis SA	300,000	$17,726,827
Teva Pharmaceutical Industries, Ltd. ADR(1)	625,000	30,837,500
Wyeth	465,000	21,106,350

		$69,670,677

See notes to financial statements

15

Dividend Builder Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 1.2%

AvalonBay Communities, Inc.(1)	135,000	$7,551,900
Boston Properties, Inc.(1)	100,000	4,770,000
Host Hotels & Resorts, Inc.(1)	500,000	4,195,000

		$16,516,900

Semiconductors & Semiconductor Equipment — 5.9%

Analog Devices, Inc.	500,000	$12,390,000
Intel Corp.	1,500,000	24,825,000
Maxim Integrated Products, Inc.(1)	850,000	13,336,500
NVIDIA Corp.(1)(2)	1,125,000	12,701,250
Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)	1,600,000	15,056,000

		$78,308,750

Software — 0.9%

Oracle Corp.(1)	550,000	$11,781,000

		$11,781,000

Specialty Retail — 3.3%

Best Buy Co., Inc.(1)	325,000	$10,884,250
Gap, Inc. (The)(1)	1,300,000	21,320,000
Home Depot, Inc.(1)	500,000	11,815,000

		$44,019,250

Wireless Telecommunication Services — 4.7%

America Movil SAB de CV ADR	225,000	$8,712,000
Philippine Long Distance Telephone Co. ADR	225,000	11,187,000
Rogers Communications, Inc., Class B	250,000	6,437,500
Sprint Nextel Corp.(1)(2)	1,000,000	4,810,000
Vodafone Group PLC ADR(1)	1,575,000	30,696,750

		$61,843,250

Total Common Stocks
(identified cost $1,212,357,454)		$1,304,663,870

Short-Term Investments — 25.5%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$6,041	$6,040,767
Eaton Vance Cash Collateral Fund, LLC, 0.58%(3)(4)	330,246	330,245,763

Total Short-Term Investments
(identified cost $336,286,530)		$336,286,530

Total Investments — 124.2%
(identified cost $1,548,643,984)		$1,640,950,400

Other Assets, Less Liabilities — (24.2)%		$(319,711,641)

Net Assets — 100.0%		$1,321,238,759

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	All or a portion of this security was on loan at June 30, 2009.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at June 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

16

Dividend Builder Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	79.4%	$1,048,713,961
France	5.0	66,320,349
Canada	3.1	41,146,000
Italy	1.9	25,221,399
Netherlands	1.8	23,456,039
Switzerland	1.7	22,655,063
United Kingdom	1.7	21,684,384
Czech Republic	1.3	17,080,941
Ireland	0.9	12,168,000
Finland	0.8	10,455,069
Sweden	0.7	9,851,426
Germany	0.4	5,911,239

Long-Term Investments	98.7%	$1,304,663,870

Short-Term Investments		$336,286,530

Total Investments		$1,640,950,400

See notes to financial statements

17

Dividend Builder Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value including $320,236,378 of securities on loan (identified cost, $1,212,357,454)	$1,304,663,870
Affiliated investments, at value (identified cost, $336,286,530)	336,286,530
Dividends receivable	3,054,483
Interest receivable from affiliated investment	36
Receivable for investments sold	22,575,350
Securities lending income receivable	24,181
Tax reclaims receivable	526,539

Total assets	$1,667,130,989

Liabilities

Collateral for securities loaned	$330,245,763
Payable for investments purchased	14,767,817
Payable to affiliates:
Investment adviser fee	711,969
Trustees’ fees	12,625
Accrued expenses	154,056

Total liabilities	$345,892,230

Net Assets applicable to investors interest in Portfolio	$1,321,238,759

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,228,942,630
Net unrealized appreciation	92,296,129

Total	$1,321,238,759

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $2,285,028)	$26,563,989
Securities lending income, net	444,324
Interest income allocated from affiliated investment	104,053
Expenses allocated from affiliated investment	(80,648)

Total investment income	$27,031,718

Expenses

Investment adviser fee	$4,009,841
Trustees’ fees and expenses	22,462
Custodian fee	194,369
Legal and accounting services	30,939
Miscellaneous	50,493

Total expenses	$4,308,104

Net investment income	$22,723,614

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(235,648,818)
Investment transactions allocated from affiliated investment	303,986
Foreign currency transactions	(336,534)

Net realized loss	$(235,681,366)

Change in unrealized appreciation (depreciation) —
Investments	$116,973,635
Foreign currency	16,379

Net change in unrealized appreciation (depreciation)	$116,990,014

Net realized and unrealized loss	$(118,691,352)

Net decrease in net assets from operations	$(95,967,738)

See notes to financial statements

18

Dividend Builder Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$22,723,614	$62,253,055
Net realized loss from investment and foreign currency transactions	(235,681,366)	(347,316,897)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	116,990,014	(569,489,035)

Net decrease in net assets from operations	$(95,967,738)	$(854,552,877)

Capital transactions —
Contributions	$180,193,898	$1,056,925,762
Withdrawals	(224,986,912)	(589,680,506)

Net increase (decrease) in net assets from capital transactions	$(44,793,014)	$467,245,256

Net decrease in net assets	$(140,760,752)	$(387,307,621)

Net Assets

At beginning of period	$1,461,999,511	$1,849,307,132

At end of period	$1,321,238,759	$1,461,999,511

See notes to financial statements

19

Dividend Builder Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D
Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69	%(2)	0.66%	0.67%	0.68%†	0.70%†	0.72%†
Net investment income	3.55	%(2)	3.37%	2.59%	2.87%	2.72%	3.16%
Portfolio Turnover	81	%(3)	148%	60%	76%	54%	59%

Total Return	(6.10	)%(3)	(37.31)%	23.32%	28.97%	20.68%	25.57%

Net assets, end of period (000’s omitted)	$1,321,239		$1,462,000	$1,849,307	$1,377,139	$894,613	$625,639

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

20

Dividend Builder Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Dividend Builder Fund (the Fund) held a 99.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

Dividend Builder Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $4,087,049 of which $77,208 was allocated from Cash Management and $4,009,841 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009,

22

Dividend Builder Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.64% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,027,339,798 and $1,038,147,030, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,548,994,675

Gross unrealized appreciation	$126,350,545
Gross unrealized depreciation	(34,394,820)

Net unrealized appreciation	$91,955,725

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $162,482 for the six months ended June 30, 2009. At June 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $320,236,378 and $330,245,763, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

23

Dividend Builder Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices
	in Active	Significant		Significant
	Markets for	Unobser-		Other
	Identical	vable		Observable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$67,015,250	$8,881,391		$—	$75,896,641
Consumer Staples	41,597,000	22,655,063		—	64,252,063
Energy	143,573,640	24,654,976		—	168,228,616
Financials	175,742,493	7,570,741		—	183,313,234
Health Care	119,803,450	17,726,827		—	137,530,277
Industrials	32,283,850	—		—	32,283,850
Information Technology	200,339,550	9,851,426		—	210,190,976
Materials	55,881,200	—		—	55,881,200
Telecommunication Services	134,180,820	46,448,219		—	180,629,039
Utilities	131,610,708	64,847,266		—	196,457,974

Total Common Stocks	$1,102,027,961	$202,635,909	*	$—	$1,304,663,870

Short-Term Investments	$336,286,530	$—		$—	$336,286,530

Total Investments	$1,438,314,491	$202,635,909		$—	$1,640,950,400

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Builder Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Dividend Builder Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

26

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance Dividend Builder Fund

OFFICERS AND TRUSTEES

Eaton Vance Dividend Builder Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Eaton Vance Dividend Builder Fund

OFFICERS AND TRUSTEES CONT’D

Dividend Builder Portfolio

Officers
Duncan W. Richardson
President

Charles B. Gaffney
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

29

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Investment Adviser of Dividend Builder Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Dividend Builder Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

159-8/09	UTSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

•	In some ways, the six-month period ended June 30, 2009, was a healing period for equity markets. With ramifications from the collapse of the U.S. market felt globally, the first quarter of 2009 was an uncertain one.

Kathryn L. Langridge Portfolio Manager
However, the opening of the second quarter brought tentative signs that the massive, orchestrated monetary and fiscal stimulus packages were beginning to have an effect. Subsequently, emerging markets generated strong returns and extended a rally that began in early March, as investors sought signs of stabilization in economic fundamentals. But as leading indicators became more favorable and conditions in the credit market began to improve, appetite for risk increased markedly. Falling inflation allowed for unprecedented aggressive interest rate cuts across markets, resulting in a rally dominated by lower-quality and interest-rate and economically sensitive stocks.

•	The most visible effects of the second-quarter 2009 rally were in China, where the manufacturing sector expanded for the first time in nine months, driven by enormous fiscal expenditure. Fears of missing out, aided by attractive long-term valuations and speculation over the appearance of “green shoots” of recovery, resulted in strong liquidity flows, driving markets even higher. The Fund’s benchmark, the MSCI Emerging Markets Index[1] (the Index), was up more than 34% for the quarter, led by the Latin American component, which was buoyed by a recovery in commodity demand from China (oil, for example, doubled from $33 per barrel in February 2009 to $66 in June 2009). Only by June did the market begin to adopt a more cautious tone, three months from the start of the rally, with valuations returning to long-term averages and a fluctuation in commodity prices on concerns over the sustainability of growth in the developed world.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•	For the overall six-month period, emerging markets generated significant gains, as evidenced by the Index’s return of 36.01%. Brazil and Russia, two of the largest country weightings in the Index, strongly outperformed, gaining 58.48% and 45.57%, respectively. China and India, also large weightings, gained 37.40% and 57.45%, respectively. Only Argentina and Poland had negative returns during the period, and the performance of most of the other countries was in double digits.
Management Discussion

•	Despite turning in a strong performance during the period and outperforming in the second quarter of 2009, the Fund[2] underperformed the Index for the six months ended June 30, 2009. The primary reasons for the Fund’s underperformance were security selection in South Korea and India, allocation to Israel and its underweight to strong-performing Russia.

•	In contrast, the largest positive contribution to the Fund’s relative returns came from Indonesia, where the Fund’s security selections outperformed those in the Index by more than two-to-one. Overweighting this strong-performing country was helpful, but the Fund’s Indonesian returns, exceeding 120%, made the most profound impact. Selection in domestic

Total Return Performance
12/31/08 – 6/30/09

Class A3	31.05%
Class B3	30.73
MSCI Emerging Markets Index[1]	36.01
Lipper Emerging Markets Funds Average[1]	34.18
See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests in a separately registered investment company, Emerging Markets Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

 1

Eaton Vance Emerging Markets Fund as of June 30, 2009

INVESTMENT UPDATE
Israeli stocks also helped, as did allocation and selection in Thailand. Not owning any stocks in Poland also benefited the Fund’s relative performance, as did the returns of Fund holdings in Hong Kong, which gained 67.10%. Hong Kong is not represented in the Index.

•	During the six months ended June 30, 2009, the Fund remained diversified from a regional and industry standpoint. As of June 30, 2009, its largest regional weightings were in Asia, Latin America and Africa. The Fund’s largest weighting by country at the end of the period was China, followed by Brazil, India and South Korea.

•	The Fund’s strategy of focusing on only the strongest companies – those with the most solid balance sheets and sustainable cash flows – served to anchor the Fund at the same time as slowly shifting to markets more exposed to the global economic recovery. During the period, management partially shifted exposure from some defensive consumer staples and telecommunications stocks into companies with more cyclical exposure, such as consumer discretionary and technology. This shift resulted in higher exposure to South Korea and Taiwan — markets more exposed to the global economic recovery. The Fund also increased its exposure to Indian and Chinese financials over the period, which management believes may benefit from growth in the financial services industries in these countries.

•	Going forward, management believes that increasing evidence of cyclical recovery, sustainably low interest rates, currency stability, positive earnings momentum and falling risk aversion may provide a positive framework for emerging markets. We believe the primary risks lie in the weakness of economic activity and continued lack of credit in the developed world, as well as in the timing of changes in monetary policy — although it would appear that the U.S. economy is not strong enough to justify a sustained rise in long-term interest rates. Nevertheless, we believe that emerging economies, which have weathered the extreme stress test of a global credit crunch and an external demand shock, may continue to attract investor interest.
The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Common Stock Holdings1

By net assets

Petroleo Brasileiro SA	3.6%
Hon Hai Precision Industry Co., Ltd.	3.2
Industrial & Commercial Bank of China, Ltd., Class H	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8
Samsung Electronics Co., Ltd.	2.8
China Mobile Hong Kong, Ltd.	2.8
PetroChina Co., Ltd., Class H	2.6
Bangkok Bank PCL	2.3
Cia de Bebidas das Americas	2.0
Teva Pharmaceutical Industries, Ltd. ADR	1.9
[1]	Top 10 Common Stock Holdings represented 27.0% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Regional Weightings - Long-Term Investments2

By net assets
[2]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

 2

Eaton Vance Emerging Markets Fund as of June 30, 2009

FUND PERFORMANCE

Performance[1]	Class A	Class B
Share Class Symbol	ETEMX	EMEMX

Average Annual Total Returns (at net asset value)

Six Months	31.05%	30.73%
One Year	-35.22	-35.52
Five Years	7.62	7.10
Ten Years	8.20	7.60
Life of Fund†	6.46	5.86

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	23.55%	25.73%
One Year	-38.93	-38.74
Five Years	6.35	6.83
Ten Years	7.56	7.60
Life of Fund†	6.03	5.86

† Inception Dates: Class A: 12/8/94; Class B: 11/30/94
[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B

Gross Expense Ratio	2.42%	2.92%
Net Expense Ratio	2.27	2.77
[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense reduction of 0.05% that may not be terminated without shareholder approval. Effective April 27, 2009, Eaton Vance Management and Lloyd George Investment Management agreed to further reduce the Total Annual Fund Operating Expenses by an additional 0.10% annually through April 30, 2010. Thereafter, the expense reduction may be changed or terminated at any time. Without these reductions, expenses would be higher.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Emerging Markets Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,310.50	$15.07**
Class B	$1,000.00	$1,307.30	$17.91**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,011.80	$13.12**
Class B	$1,000.00	$1,009.30	$15.59**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.63% for Class A shares and 3.13% for Class B shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, expenses would be higher.

4

Eaton Vance Emerging Markets Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Emerging Markets Portfolio, at value (identified cost, $48,850,037)	$51,585,488
Receivable for Fund shares sold	97,019
Receivable from affiliates	6,354

Total assets	$51,688,861

Liabilities

Payable for Fund shares redeemed	$57,645
Payable to affiliates:
Management fee	10,590
Distribution and service fees	25,350
Trustees’ fees	125
Accrued expenses	31,540

Total liabilities	$125,250

Net Assets	$51,563,611

Sources of Net Assets

Paid-in capital	$67,379,142
Accumulated net realized loss from Portfolio	(18,692,088)
Accumulated undistributed net investment income	141,106
Net unrealized appreciation from Portfolio	2,735,451

Total	$51,563,611

Class A Shares

Net Assets	$41,497,625
Shares Outstanding	2,784,921
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.90
Maximum Offering Price Per Share
(100 ÷ 94.25 of $14.90)	$15.81

Class B Shares

Net Assets	$10,065,986
Shares Outstanding	725,888
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $61,159)	$761,458
Interest allocated from Portfolio	22
Expenses allocated from Portfolio	(296,794)

Total investment income from Portfolio	$464,686

Expenses

Management fee	$53,660
Distribution and service fees
Class A	86,376
Class B	41,888
Custodian fee	12,752
Transfer and dividend disbursing agent fees	77,408
Legal and accounting services	8,388
Registration fees	14,762
Printing and postage	11,162
Miscellaneous	1,570

Total expenses	$307,966

Deduct —
Reduction and waiver of expenses by affiliates	$19,415

Total expense reductions	$19,415

Net expenses	$288,551

Net investment income	$176,135

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(5,650,077)
Foreign currency transactions	8,966

Net realized loss	$(5,641,111)

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $27,715)	$17,358,259
Foreign currency	1,474

Net change in unrealized appreciation (depreciation)	$17,359,733

Net realized and unrealized gain	$11,718,622

Net increase in net assets from operations	$11,894,757

See notes to financial statements

5

Eaton Vance Emerging Markets Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income (loss)	$176,135	$(117,121)
Net realized loss from investment and foreign currency transactions	(5,641,111)	(13,025,560)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	17,359,733	(67,170,838)

Net increase (decrease) in net assets from operations	$11,894,757	$(80,313,519)

Distributions to shareholders —
From net realized gain
Class A	$—	$(12,351,507)
Class B	—	(3,085,102)

Total distributions to shareholders	$—	$(15,436,609)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,265,272	$16,950,367
Class B	959,469	1,799,558
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	9,432,727
Class B	—	2,570,751
Cost of shares redeemed
Class A	(6,596,369)	(61,261,834)
Class B	(1,138,068)	(9,858,723)
Net asset value of shares exchanged
Class A	401,499	1,430,209
Class B	(401,499)	(1,430,209)
Redemption fees	208	6,072

Net decrease in net assets from Fund share transactions	$(2,509,488)	$(40,361,082)

Net increase (decrease) in net assets	$9,385,269	$(136,111,210)

Net Assets

At beginning of period	$42,178,342	$178,289,552

At end of period	$51,563,611	$42,178,342

Accumulated undistributed net investment income (loss) included in net assets

At end of period	$141,106	$(35,029)

See notes to financial statements

6

Eaton Vance Emerging Markets Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value – Beginning of period	$11.370		$30.090	$28.540	$23.960	$20.040		$16.810

Income (Loss) From Operations

Net investment income (loss)(1)	$0.056		$(0.002)	$0.171	$0.231	$0.117		$0.000	(2)
Net realized and unrealized gain (loss)	3.474		(15.951)	6.617	5.909	5.880		3.989

Total income (loss) from operations	$3.530		$(15.953)	$6.788	$6.140	$5.997		$3.989

Less Distributions

From net investment income	$—		$—	$(0.052)	$(0.148)	$(0.127)		$(0.130)
From net realized gain	—		(2.768)	(5.188)	(1.414)	(1.951)		(0.631)

Total distributions	$—		$(2.768)	$(5.240)	$(1.562)	$(2.078)		$(0.761)

Redemption fees(1)	$0.000	(2)	$0.001	$0.002	$0.002	$0.001		$0.002

Net asset value – End of period	$14.900		$11.370	$30.090	$28.540	$23.960		$20.040

Total Return(3)	31.05	%(9)	(57.87)%	24.29%	25.68%	30.27%		23.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,498		$33,791	$144,419	$148,614	$91,770		$43,420
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	2.63	%(6)(7)	2.37%	2.23%	2.30%	2.41	%(7)	2.66%
Net investment income (loss)	0.92	%(6)	(0.01)%	0.55%	0.88%	0.53%		0.00	%(8)
Portfolio Turnover of the Portfolio	35	%(9)	114%	68%	35%	32%		43%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or subsidized certain operating expenses (equal to 0.10% and less than 0.01% of average daily net assets for the six months ended June 30, 2009 and the year ended December 31, 2005, respectively). Absent this waiver and/or subsidy, total return would be lower.

(8)	Amount represents less than 0.005%.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Emerging Markets Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$10.600		$28.410	$27.320	$22.990	$19.290		$16.200

Income (Loss) From Operations

Net investment income (loss)(1)	$0.023		$(0.103)	$0.009	$0.149	$0.027		$(0.090)
Net realized and unrealized gain (loss)	3.247		(14.940)	6.319	5.594	5.635		3.842

Total income (loss) from operations	$3.270		$(15.043)	$6.328	$5.743	$5.662		$3.752

Less Distributions

From net investment income	$—		$—	$(0.052)	$(0.001)	$(0.012)		$(0.032)
From net realized gain	—		(2.768)	(5.188)	(1.414)	(1.951)		(0.631)

Total distributions	$—		$(2.768)	$(5.240)	$(1.415)	$(1.963)		$(0.663)

Redemption fees(1)	$0.000	(2)	$0.001	$0.002	$0.002	$0.001		$0.001

Net asset value — End of period	$13.870		$10.600	$28.410	$27.320	$22.990		$19.290

Total Return(3)	30.73	%(8)	(58.07)%	23.68%	25.03%	29.69%		23.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,066		$8,388	$33,870	$31,078	$26,283		$15,146
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	3.13	%(6)(7)	2.87%	2.73%	2.80%	2.91	%(7)	3.16%
Net investment income (loss)	0.40	%(6)	(0.51)%	0.03%	0.59%	0.13%		(0.53)%
Portfolio Turnover of the Portfolio	35	%(8)	114%	68%	35%	32%		43%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or subsidized certain operating expenses (equal to 0.10% and less than 0.01% of average daily net assets for the six months ended June 30, 2009 and the year ended December 31, 2005, respectively). Absent this waiver and/or subsidy, total return would be lower.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Emerging Markets Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,955,777 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net currency loss of $35,029 and a net capital loss of $8,993,223 attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

9

Eaton Vance Emerging Markets Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the management fee was equivalent to 0.25% (annualized) of the Fund’s average daily net assets and amounted to $53,660. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. In addition, effective April 27, 2009, Lloyd George and EVM have agreed to further reduce the Fund’s total operating expenses by an additional 0.10% annually of the Fund’s average daily net assets through April 30, 2010. Thereafter, this expense reduction may be changed or terminated at any time. Such additional reduction is also shared equally by EVM and Lloyd George. Pursuant to these agreements, EVM and Lloyd George were allocated $19,415 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $4,309 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,377 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

10

Eaton Vance Emerging Markets Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

4   Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD for Class B during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% per annum of the Fund’s average daily net assets attributable to Class B shares and are made from Lloyd George’s own resources, not Fund assets. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $51,430 and $31,416 for Class A and Class B shares, respectively, representing 0.30% and 0.75% (annualized) of the average daily net assets for Class A and Class B shares, respectively. At June 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $120,000.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $34,946 and $10,472 for Class A and Class B shares, respectively, representing 0.20% and 0.25% (annualized) of the average daily net assets for Class A and Class B shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $16,000 of CDSCs paid by Class B shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,025,882 and $8,037,239, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	342,225	800,810
Issued to shareholders electing to receive payments of distributions in Fund shares	—	392,050
Redemptions	(562,355)	(3,089,554)
Exchange from Class B shares	32,772	69,153

Net decrease	(187,358)	(1,827,541)

11

Eaton Vance Emerging Markets Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	74,773	88,757
Issued to shareholders electing to receive payments of distributions in Fund shares	—	114,094
Redemptions	(104,667)	(530,436)
Exchange to Class A shares	(35,176)	(73,848)

Net decrease	(65,070)	(401,433)

For the six months ended June 30, 2009 and year ended December 31, 2008, the Fund received $208 and $6,072, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Emerging Markets Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 78.5%

Security	Shares	Value

Automobiles — 1.6%

Hyundai Motor Co.	14,540	$840,972

		$840,972

Beverages — 2.0%

Cia de Bebidas das Americas	16,000	$1,040,265

		$1,040,265

Commercial Banks — 10.9%

Banco do Brasil SA	51,950	$561,521
Bangkok Bank PCL	360,000	1,183,446
China Construction Bank, Class H	1,174,000	904,617
Credicorp, Ltd.	12,914	751,595
Industrial & Commercial Bank of China, Ltd., Class H	2,258,000	1,564,087
Standard Chartered PLC	33,206	637,920

		$5,603,186

Commercial Services & Supplies — 0.9%

S1 Corp.	11,210	$476,022

		$476,022

Computers & Peripherals — 1.1%

HTC Corp.	40,000	$562,081

		$562,081

Diversified Financial Services — 1.4%

Fubon Financial Holding Co., Ltd.	766,000	$712,653

		$712,653

Diversified Telecommunication Services — 1.3%

Empresa Nacional de Telecomunicaciones SA	48,300	$647,623

		$647,623

Electric Utilities — 1.0%

CEZ AS	11,700	$527,026

		$527,026

Electronic Equipment, Instruments & Components — 3.7%

Hon Hai Precision Industry Co., Ltd.	529,402	$1,623,531
Inspur International, Ltd.	1,515,000	259,667

		$1,883,198

Energy Equipment & Services — 1.3%

Tenaris SA ADR	25,700	$694,928

		$694,928

Food & Staples Retailing — 5.4%

CP Seven Eleven PCL	1,327,700	$666,383
President Chain Store Corp.	338,000	864,053
Shinsegae Co., Ltd.	1,970	778,494
Wal-Mart de Mexico SAB de CV, Series V	160,600	476,254

		$2,785,184

Gas Utilities — 1.3%

Perusahaan Gas Negara PT	2,178,000	$667,650

		$667,650

Health Care Equipment & Supplies — 1.4%

Mindray Medical International, Ltd. ADR	25,800	$720,336

		$720,336

Household Durables — 1.2%

Desarrolladora Homex SA de CV(1)	138,150	$642,583

		$642,583

Household Products — 1.0%

Kimberly-Clark de Mexico SA de CV	140,900	$537,674

		$537,674

Independent Power Producers & Energy Traders — 1.4%

China Resources Power Holdings Co., Ltd.	328,000	$725,462

		$725,462

Industrial Conglomerates — 2.7%

Beijing Enterprises Holdings, Ltd.	177,500	$883,486
Far Eastern Textile, Ltd.	446,000	513,742

		$1,397,228

See notes to financial statements

13

Emerging Markets Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance — 4.6%

China Insurance International Holdings Co., Ltd.(1)	312,000	$657,346
Ping An Insurance Group Co. of China, Ltd., Class H	133,000	892,702
Samsung Fire & Marine Insurance Co., Ltd.	5,590	821,827

		$2,371,875

Machinery — 0.9%

United Tractors Tbk PT	456,583	$442,715

		$442,715

Media — 0.9%

Grupo Televisa SA ADR	27,100	$460,700

		$460,700

Metals & Mining — 7.8%

AngloGold Ashanti, Ltd.	21,713	$795,739
Companhia Vale do Rio Doce ADR	50,600	892,078
Harmony Gold Mining Co., Ltd.(1)	56,000	578,225
Impala Platinum Holdings, Ltd.	42,450	939,308
POSCO	2,390	794,509

		$3,999,859

Oil, Gas & Consumable Fuels — 7.6%

PetroChina Co., Ltd., Class H	1,226,000	$1,354,804
Petroleo Brasileiro SA	90,400	1,849,521
Rosneft Oil Co. GDR	131,000	713,950

		$3,918,275

Pharmaceuticals — 1.9%

Teva Pharmaceutical Industries, Ltd. ADR	19,600	$967,064

		$967,064

Real Estate Management & Development — 1.5%

Guangzhou R&F Properties Co., Ltd., Class H	350,000	$778,674

		$778,674

Semiconductors & Semiconductor Equipment — 5.6%

Samsung Electronics Co., Ltd.	3,140	$1,451,825
Taiwan Semiconductor Manufacturing Co., Ltd.	888,705	1,458,542

		$2,910,367

Tobacco — 1.7%

KT&G Corp.	15,870	$895,496

		$895,496

Transportation Infrastructure — 1.0%

Hong Kong Aircraft Engineering Co., Ltd.	45,600	$529,859

		$529,859

Wireless Telecommunication Services — 5.4%

America Movil SAB de CV, Series L	424,700	$824,034
China Mobile Hong Kong, Ltd.	141,500	1,416,754
MTN Group, Ltd.	35,000	537,545

		$2,778,333

Total Common Stocks
(identified cost $39,535,312)		$40,517,288

Preferred Stocks — 4.8%

Security	Shares	Value

Beverages — 0.0%

Cia de Bebidas das Americas	50	$3,251

		$3,251

Electric Utilities — 2.5%

Cia Energetica de Minas Gerais	96,026	$1,291,295

		$1,291,295

Independent Power Producers & Energy Traders — 2.3%

AES Tiete SA	111,400	$1,159,765

		$1,159,765

Total Preferred Stocks
(identified cost $1,110,286)		$2,454,311

See notes to financial statements

14

Emerging Markets Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Rights — 0.0%

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

China Resources Power Holdings Co., Ltd., Exp. 7/10/09(1)	32,800	$13,966

		$13,966

Total Rights
(identified cost $0)		$13,966

Warrants — 12.1%

Security	Shares	Value

Commercial Banks — 1.0%

ICICI Bank, Ltd., Exp. 10/24/12(2)	32,975	$497,626

		$497,626

Construction & Engineering — 1.7%

Larsen & Toubro, Ltd., Exp. 1/24/17(1)(2)	26,010	$883,182

		$883,182

Household Products — 3.4%

Hindustan Unilever, Ltd., Exp. 4/11/18(1)(2)	313,830	$1,749,979

		$1,749,979

Oil, Gas & Consumable Fuels — 1.4%

Oil & Natural Gas Corp., Ltd., Exp. 6/30/11(1)	12,968	$289,316
Reliance Industries, Ltd., Exp. 11/7/16(1)(2)	9,790	422,097

		$711,413

Thrifts & Mortgage Finance — 3.5%

Housing Development Finance Corporation Ltd., Exp. 5/04/12(1)	36,305	$1,777,130

		$1,777,130

Wireless Telecommunication Services — 1.1%

Bharti Airtel, Ltd., Exp. 10/24/12(1)(2)	34,620	$581,062

		$581,062

Total Warrants
(identified cost $5,738,853)		$6,200,392

Short-Term Investments — 2.9%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/09	$1,513	$1,513,016

Total Short-Term Investments
(identified cost $1,513,016)		$1,513,016

Total Investments — 98.3%
(identified cost $47,897,467)		$50,698,973

Other Assets, Less Liabilities — 1.7%		$886,738

Net Assets — 100.0%		$51,585,711

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PCL - Public Company Ltd.

PFC Shares - Preference Shares

(1)	Non-income producing security.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities is $4,133,946 or 8.0% of the Portfolio’s net assets.

See notes to financial statements

15

Emerging Markets Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

China	19.7%	$10,171,901
Brazil	13.2	6,797,696
India	12.0	6,200,392
South Korea	11.7	6,059,145
Taiwan	11.1	5,734,602
Mexico	5.6	2,941,245
South Africa	5.5	2,850,817
Thailand	3.6	1,849,829
United States	2.9	1,513,016
Hong Kong	2.3	1,167,779
Indonesia	2.2	1,110,365
Israel	1.9	967,064
Peru	1.5	751,595
Russia	1.4	713,950
Argentina	1.4	694,928
Chile	1.3	647,623
Czech Republic	1.0	527,026

Total Investments	98.3%	$50,698,973

See notes to financial statements

16

Emerging Markets Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investments, at value (identified cost, $47,897,467)	$50,698,973
Foreign currency, at value (identified cost, $838,514)	841,313
Dividends and interest receivable	179,761

Total assets	$51,720,047

Liabilities

Payable to affiliates:
Investment adviser fee	$32,256
Administration fee	10,605
Trustees’ fees	602
Accrued foreign capital gains taxes	37,677
Accrued expenses	53,196

Total liabilities	$134,336

Net Assets applicable to investors interest in Portfolio	$51,585,711

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$48,807,713
Net unrealized appreciation	2,777,998

Total	$51,585,711

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $61,159)	$761,460
Interest	22

Total investment income	$761,482

Expenses

Investment adviser fee	$162,653
Administration fee	53,803
Custodian fee	43,221
Legal and accounting services	34,926
Miscellaneous	2,192

Total expenses	$296,795

Net investment income	$464,687

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(5,650,101)
Foreign currency transactions	8,966

Net realized loss	$(5,641,135)

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $27,715)	$17,358,335
Foreign currency	1,474

Net change in unrealized appreciation (depreciation)	$17,359,809

Net realized and unrealized gain	$11,718,674

Net increase in net assets from operations	$12,183,361

See notes to financial statements

17

Emerging Markets Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$464,687	$1,138,465
Net realized loss from investment and foreign currency transactions	(5,641,135)	(13,025,618)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	17,359,809	(67,171,011)

Net increase (decrease) in net assets from operations	$12,183,361	$(79,058,164)

Capital transactions —
Contributions	$5,025,882	$19,183,362
Withdrawals	(8,037,239)	(76,262,652)

Net decrease in net assets from capital transactions	$(3,011,357)	$(57,079,290)

Net increase (decrease) in net assets	$9,172,004	$(136,137,454)

Net Assets

At beginning of period	$42,413,707	$178,551,161

At end of period	$51,585,711	$42,413,707

See notes to financial statements

18

Emerging Markets Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses(1)	1.38	%(2)	1.33%	1.31%	1.32%	1.38	%(3)	1.49%
Net investment income	2.16	%(2)	1.03%	1.45%	1.89%	1.59%		1.16%
Portfolio Turnover	35	%(4)	114%	68%	35%	32%		43%

Total Return	31.83	%(4)	(57.39)%	25.41%	26.86%	31.60%		25.27%

Net assets, end of period (000’s omitted)	$51,586		$42,414	$178,551	$177,728	$117,679		$58,543

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	The investment adviser voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to less than 0.01% of average daily net assets for the year ended December 31, 2005).

(4)	Not annualized.

See notes to financial statements

19

Emerging Markets Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Emerging Markets Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

20

Emerging Markets Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the investment adviser fee was 0.75% (annualized) of the Portfolio’s average daily net assets and amounted to $162,653. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2009, the administration fee was 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $53,803.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the

21

Emerging Markets Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $14,786,752 and $19,408,410, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$48,112,883

Gross unrealized appreciation	$7,423,878
Gross unrealized depreciation	(4,837,788)

Net unrealized appreciation	$2,586,090

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,103,283	$840,972		$—	$1,944,255
Consumer Staples	2,054,193	3,204,426		—	5,258,619
Energy	3,258,399	1,354,804		—	4,613,203
Financials	1,313,116	8,153,272		—	9,466,388
Health Care	1,687,400	—		—	1,687,400
Industrials	—	2,845,824		—	2,845,824
Information Technology	—	5,355,646		—	5,355,646
Materials	1,686,587	2,313,272		—	3,999,859
Telecommunication Services	1,471,657	1,954,299		—	3,425,956
Utilities	—	1,920,138		—	1,920,138

Total Common Stocks	$12,574,635	$27,942,653	*	$—	$40,517,288

22

Emerging Markets Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Preferred Stocks	$2,451,060	$3,251	$—	$2,454,311
Rights	13,966	—	—	13,966
Warrants	—	6,200,392	—	6,200,392
Short-Term Investments	—	1,513,016	—	1,513,016

Total Investments	$15,039,661	$35,659,312	$—	$50,698,973

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

23

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Emerging Markets Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Emerging Markets Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Tokyo, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they

25

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board noted actions taken by the Adviser in 2008 to improve the performance of the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Emerging Markets Fund

OFFICERS AND TRUSTEES

Eaton Vance Emerging Markets Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph R. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

Eaton Vance Emerging Markets Fund

OFFICERS AND TRUSTEES CONT’D

Emerging Markets Portfolio

Officers
Hon. Robert Lloyd George
President

William Walter Raleigh Kerr
Vice President

Kathryn L. Langridge
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph R. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Emerging Markets Portfolio
Lloyd George Investment Management
(Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Emerging Markets Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

132-8/09	EMSRC

Semiannual Report June 30, 2009 EATON VANCE EQUITY ASSET ALLOCATION FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Equity Asset Allocation Fund     a s    o f    J u n e    3 0 ,   2 0 0 9

I N V E S T M E N T U P D A T E

Economic and Market Conditions

• In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and
Duncan W. Richardson, CFA Portfolio Manager	February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.
•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]
•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the six months ending June 30, 2009, the Fund[2] significantly outperformed its benchmark, the Russell 3000 Index. However, the Fund underperformed the average return of funds within its peer group — the Lipper Multi-Cap Core classification.[1]
•	The Fund’s performance is a function of the performance of the six underlying Portfolios in which it invests, as well as its allocation among these Portfolios. Relative to the Russell 3000 Index, the Fund retained its overweighting of small- and mid-cap investments (defined by the S&P MidCap 400 Index) over large-cap (defined by the S&P 500 Index), which was positive for performance, as mid-cap stocks outperformed large-cap for the six-month period.
•	The Fund also favored growth-style investments over value-style over the six months ending June 30, 2009. The Fund’s greater allocation to growth versus value was ideal for the period, because growth substantially outperformed value across the market-cap spectrum.
•	The Fund’s exposure to international investments was also beneficial as overseas markets in general (defined by the MSCI EAFE Index) outperformed domestic ones (defined by the S&P 500 Index) over the past six months.

Total Return Performance 12/31/08 – 6/30/09

Class A3	6.17%
Class C3	5.94
Class I3	6.44
Russell 3000 Index[1]	4.20
Lipper Multi-Cap Core Funds Average[1]	7.28

See page 3 for more performance information.
[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests all of its investable assets in six equity portfolios managed by Eaton Vance Management or its affiliates.
[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

 1

Eaton Vance Equity Asset Allocation Fund    a s    o f    J u n e    3 0 ,    2 0 0 9

I N V E S T M E N T U P D A T E

•	For the six-month period, three of the six underlying Portfolios outperformed their respective benchmark indices. During this period, management made two changes to its target allocation among the Portfolios. Collectively, the new allocation targets slightly decreased the Fund’s overall international exposure in favor of domestic small-cap investments.
•	By June 30, 2009, volatility had subsided from the historic levels reached in the past year, but remained elevated. Returns among investment classes and styles continued to be unpredictable, validating the benefits of a strategy that focuses on broad diversification and ongoing rebalancing among various market capitalizations, equity styles and geographies. We believe that long-term participation in equities remains critical to wealth creation and that, through consistent asset allocation and the ongoing research efforts within each Portfolio, the Fund can remain a solid investment vehicle for investors seeking broad equity exposure with the potential for moderate market volatility.
•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition

Portfolio Allocations1

By net assets
[1]
As a percentage of the Fund’s net assets as of 6/30/09. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

 2

Eaton Vance Equity Asset Allocation Fund    a s    o f    J u n e    3 0 ,    2 0 0 9

F U N D P E R F O R M A N C E

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EEAAX	EEACX	EEAIX

Average Annual Total Returns (at net asset value)

Six Months	6.17%	5.94%	6.44%
One Year	-31.10	-31.55	-30.84
Life of Fund†	-11.12	-11.76	-10.82

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six-Month	0.00%	4.94%	6.44%
One Year	-35.07	-32.24	-30.84
Life of Fund†	-13.19	-11.76	-10.82
†	Inception Dates – Class A, Class C, and Class I: 12/29/06
[1]	Six-month returns are cumulative. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.28%	3.03%	2.03%
Net Expense Ratio	1.45	2.20	1.20
[2]Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,061.70	$7.41	**
Class C	$1,000.00	$1,059.40	$11.23	**
Class I	$1,000.00	$1,064.40	$6.14	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.25	**
Class C	$1,000.00	$1,013.90	$10.99	**
Class I	$1,000.00	$1,018.80	$6.01	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in International Equity Portfolio, at value (identified cost, $3,727,515)	$3,277,160
Investment in Large-Cap Growth Portfolio, at value (identified cost, $5,092,332)	4,967,408
Investment in Large-Cap Value Portfolio, at value (identified cost, $4,875,344)	4,676,043
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $1,883,237)	2,145,319
Investment in Small-Cap Portfolio, at value (identified cost, $1,857,258)	1,914,936
Investment in SMID-Cap Portfolio, at value (identified cost, $2,621,681)	2,558,773
Receivable for Fund shares sold	72,744
Receivable from the administrator	42,169

Total assets	$19,654,552

Liabilities

Payable for Fund shares redeemed	$8,986
Payable to affiliate for distribution and service fees	8,357
Payable to affiliate for administration fee	2,556
Payable to affiliate for Trustees’ fees	125
Accrued expenses	42,176

Total liabilities	$62,200

Net Assets	$19,592,352

Sources of Net Assets

Paid-in capital	$25,241,801
Accumulated net realized loss from Portfolios	(5,206,271)
Accumulated undistributed net investment income	74,550
Net unrealized depreciation from Portfolios	(517,728)

Total	$19,592,352

Class A Shares

Net Assets	$12,448,340
Shares Outstanding	1,681,184
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.40
Maximum Offering Price Per Share
(100 ÷ 94.25 of $7.40)	$7.85

Class C Shares

Net Assets	$6,964,233
Shares Outstanding	952,764
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.31

Class I Shares

Net Assets	$179,779
Shares Outstanding	24,164
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $13,711)	$206,448
Interest allocated from Portfolios	1,969
Securities lending income allocated from Portfolios, net	2,822
Expenses allocated from Portfolios	(73,399)

Net investment income from Portfolios	$137,840

Expenses

Administration fee	$12,963
Trustees’ fees and expenses	250
Distribution and service fees
Class A	13,794
Class C	30,279
Legal and accounting services	24,069
Registration fees	26,843
Custodian fee	18,315
Transfer and dividend disbursing agent fees	14,517
Printing and postage	7,634
Miscellaneous	5,363

Total expenses	$154,027

Deduct —
Allocation of expenses to the administrator	$80,077

Total expense reductions	$80,077

Net expenses	$73,950

Net investment income	$63,890

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,775,435)
Foreign currency transactions	(209)

Net realized loss	$(1,775,644)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$2,714,931
Foreign currency	(105)

Net change in unrealized appreciation (depreciation)	$2,714,826

Net realized and unrealized gain	$939,182

Net increase in net assets from operations	$1,003,072

See notes to financial statements

5

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$63,890	$34,723
Net realized loss from investment and foreign currency transactions	(1,775,644)	(3,387,697)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	2,714,826	(3,799,159)

Net increase (decrease) in net assets from operations	$1,003,072	$(7,152,133)

Distributions to shareholders —
From net investment income
Class A	$—	$(35,714)
Class I	—	(823)
Tax return of capital
Class A	—	(6,133)
Class I	—	(141)

Total distributions to shareholders	$—	$(42,811)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,202,309	$12,349,996
Class C	1,808,496	8,372,784
Class I	7,435	108,894
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	30,794
Class I	—	911
Cost of shares redeemed
Class A	(3,173,419)	(5,091,816)
Class C	(2,058,113)	(1,929,826)
Class I	(6,766)	(7,776)

Net increase (decrease) in net assets from Fund share transactions	$(220,058)	$13,833,961

Net increase in net assets	$783,014	$6,639,017

Net Assets

At beginning of period	$18,809,338	$12,170,321

At end of period	$19,592,352	$18,809,338

Accumulated undistributed net investment income included in net assets

At end of period	$74,550	$10,660

See notes to financial statements

6

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.970		$11.470	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.034		$0.046	$0.072	$—
Net realized and unrealized gain (loss)	0.396		(4.520)	1.425	—

Total income (loss) from operations	$0.430		$(4.474)	$1.497	$—

Less distributions

From net investment income	$—		$(0.022)	$(0.015)	$—
Tax return of capital	—		(0.004)	(0.012)	—

Total distributions	$—		$(0.026)	$(0.027)	$—

Net asset value — End of period	$7.400		$6.970	$11.470	$10.000

Total Return(3)	6.17	%(8)	(39.01)%	14.96%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,448		$11,772	$8,882	$480
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45	%(7)	1.47%	1.51%	—
Net investment income	1.01	%(7)	0.49%	0.65%	—
Portfolio Turnover of International Equity Portfolio	21	%(8)	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	35	%(8)	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	114	%(8)	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	42	%(8)	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	13	%(8)	50%	81%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.93%, 0.81%, 3.25% and 69.21% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

7

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.900		$11.410	$10.000	$10.000

Income (loss) from operations

Net investment income (loss)(2)	$0.008		$(0.020)	$(0.011)	$—
Net realized and unrealized gain (loss)	0.402		(4.490)	1.421	—

Total income (loss) from operations	$0.410		$(4.510)	$1.410	$—

Net asset value — End of period	$7.310		$6.900	$11.410	$10.000

Total Return(3)	5.94	%(8)	(39.53)%	14.10%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,964		$6,869	$3,133	$10
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20	%(7)	2.22%	2.26%	—
Net investment income (loss)	0.24	%(7)	(0.22)%	(0.10)%	—
Portfolio Turnover of International Equity Portfolio	21	%(8)	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	35	%(8)	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	114	%(8)	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	42	%(8)	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	13	%(8)	50%	81%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.93%, 0.81%, 3.24% and 69.96% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.990		$11.500	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.043		$0.071	$0.100	$—
Net realized and unrealized gain (loss)	0.407		(4.541)	1.438	—

Total income (loss) from operations	$0.450		$(4.470)	$1.538	$—

Less distributions

From net investment income	$—		$(0.034)	$(0.020)	$—
Tax return of capital	—		(0.006)	(0.018)	—

Total distributions	$—		$(0.040)	$(0.038)	$—

Net asset value — End of period	$7.440		$6.990	$11.500	$10.000

Total Return(3)	6.44	%(8)	(38.87)%	15.38%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$180		$169	$156	$10
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)(6)	1.20	%(7)	1.22%	1.26%	—
Net investment income	1.27	%(7)	0.74%	0.89%	—
Portfolio Turnover of International Equity Portfolio	21	%(8)	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	35	%(8)	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	33	%(8)	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	114	%(8)	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	42	%(8)	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	13	%(8)	50%	81%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.93%, 0.81%, 3.21% and 68.96% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (11.8%, 4.2%, less than 0.1%, 1.4%, 2.5% and 2.2%, respectively, at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral

10

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,133,392 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($14,615) and December 31, 2016 ($2,118,777).

Additionally, at December 31, 2008, the Fund had a net capital loss of $743 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on December 29, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a

11

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $65,258 for the six months ended June 30, 2009. There were no adviser fees paid by the Fund for investing directly in securities for the six months ended June 30, 2009. For the six months ended June 30, 2009, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.75% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $12,963. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.45%, 2.20% and 1.20% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $80,077 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $930 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $8,959 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $13,794 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $22,709 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At June 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $410,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $7,570 for Class C shares.

12

Eaton Vance Equity Asset Allocation Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $90 and $600 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

International Equity Portfolio	$495,211	$651,887
Large-Cap Growth Portfolio	551,032	521,389
Large-Cap Value Portfolio	1,200,931	1,294,281
Multi-Cap Growth Portfolio	726,315	914,281
Small-Cap Portfolio	547,509	206,987
SMID-Cap Portfolio	329,790	152,902

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	460,163	1,434,379
Issued to shareholders electing to receive payments of distributions in Fund shares	—	4,482
Redemptions	(468,313)	(523,836)

Net increase (decrease)	(8,150)	915,025

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	273,284	958,042
Redemptions	(315,357)	(237,850)

Net increase (decrease)	(42,073)	720,192

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	1,085	11,478
Issued to shareholders electing to receive payments of distributions in Fund shares	—	124
Redemptions	(1,034)	(1,050)

Net increase	51	10,552

8   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2009 and December 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

14

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Portfolio, SMID-Cap Portfolio and Multi-Cap Growth Portfolio (the “Underlying Funds”), although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. International Equity Portfolio is sub-advised by Eagle Global Advisors, L.L.C. (“Eagle”) and SMID-Cap Portfolio is sub-advised by Atlanta Capital Management Company, LLC (“Atlanta Capital” and, together with Eagle, the “Sub-advisers”). Atlanta Capital is an affiliate of the Adviser. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and to the Underlying Funds by BMR and the Sub-advisers.

The Board considered each of the Adviser’s, BMR’s, and each Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its respective investment professionals and other personnel who provide portfolio management, investment research, and similar services to any Underlying Fund, as applicable, or the Fund. The Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board further noted that the Adviser would be deciding the allocation of assets among the Underlying Funds and, potentially, other assets.

The Board also reviewed the compliance programs of the Adviser, BMR and the Sub-advisers. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

15

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, BMR and the Sub-advisers, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

16

Eaton Vance Equity Asset Allocation Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

17

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Investment Adviser of
International Equity Portfolio, Large-Cap Growth Portfolio,
Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio
and SMID-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2841-8/09	EAASRC

S e m i a n n u a l R e p o r t J u n e 3 0 , 2 0 0 9 EATON VANCE GREATER INDIA FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater India Fund as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Christopher Darling
Portfolio Manager
•	During the six-month period ending June 30, 2009, the Indian economy slowed, with annualized gross domestic product (GDP) growth of 5.7% for the first quarter of 2009 and 6.7% for the financial year ending March 2009. The fact that the Indian economy grew at all in spite of the global financial crisis shows the strength of the economy and the banking system. Macroeconomic parameters improved from March onward as commodity, food and fuel prices started coming down. Inflation, which rose to more than 12% in 2008, came down to a near zero level. Because of global liquidity tightness witnessed in October and November 2008, the Reserve Bank of India lowered interest rates significantly. The government also announced two economic stimulus packages to boost industrial growth, one in late 2008 and one this year, which resulted in related industries — such as cement, automobiles, freight rates and mortgage loans — showing signs of picking up in the first half of 2009. The rate of industrial production growth also recovered from negative territory to 1.4% growth in April.

•	The political situation in India improved significantly when the Congress-led government won a clear majority in the May 2009 election. The current government will be in power for the next five years and will not need the support of other parties. With its full majority, the Congress government can move ahead with various pending reforms.

•	The market showed a “V-shaped” recovery during the six months under review and moved up sharply from its low point of March 9, 2009. The sharp upward movement in the market was due to the election result and inflows from overseas investors. During the first half, Foreign Institutional Investors (FII) pumped nearly U.S. $4.9 billion into the market. The Bombay Stock Exchange 100 Index (the Index) moved up by 54.99% in U.S. dollar terms during the six-month period.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Management Discussion
•	For the six months ending June 30, 2009, the Fund[2] posted strong absolute returns, although it underper-formed the benchmark Index. The Fund’s overweight positions in the industrials and financials sectors supported performance during the period and contributed to overall returns. The expected renewed focus on infrastructure, the favorable election results and improved liquidity resulted in these two sectors bouncing back from the major sell-off in the last quarter of 2008. The Fund’s underweight positions in information technology, consumer staples and telecommunication services further added to performance relative to the Index.

•	Strong stock selection was also a driver of absolute returns. Fund holdings in industrials, information technology, utilities and materials made significant contributions to the Fund’s performance for the period.

•	Conversely, the Fund’s underweight positions in energy and consumer discretionary detracted from performance during the period. The Fund maintained an underweight position in the energy sector because of the government subsidy mechanism which is hurting the performance of oil marketing companies. However, the news of possible oil decontrol resulted in some of the energy stocks moving up sharply, impacting Fund performance.
Total Return Performance 12/31/08 – 6/30/09

Class A3	52.53%
Class B3	52.13
Class C3	52.22
Bombay Stock Exchange 100 Index[1]	54.99
Lipper Emerging Markets Funds Average[1]	34.18
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Greater India Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Greater India Fund as of June 30, 2009
INVESTMENT UPDATE
•	Stock selection in several sectors had a negative impact on performance, relative to the benchmark Index. Fund holdings in consumer discretionary, energy and health care stocks underperformed their counterparts held in the Index during the period.
•	Although stock market indices have moved up sharply this year, we believe the current market may offer an investment opportunity for the long-term investor because of improved political stability. The structural growth story for India remains intact with steady consumer demand and renewed government focus on infrastructure. The Indian economy has shown resilience even during the global financial crisis last year. Hence, GDP growth is expected to remain in the range of 6 — 7%. Over the short term, however, the market will continue to be driven by trends in oil prices and global financial market stability.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Top 10 Holdings1
By net assets

Reliance Industries, Ltd.	5.6%
Bharat Heavy Electricals, Ltd.	4.0
Infosys Technologies, Ltd.	4.0
Bharti Airtel, Ltd.	3.8
Larsen & Toubro, Ltd.	3.6
State Bank of India	3.4
HDFC Bank, Ltd.	3.3
Housing Development Finance Corp.	3.2
Jaiprakash Associates, Ltd.	3.1
ICICI Bank, Ltd.	2.7

[1]	Top 10 Holdings represented 36.7% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Common Stock Industry Weightings2
By net assets

Commercial Banks	12.7%
Oil, Gas & Consumable Fuels	9.1
Metals & Mining	7.0
IT Services	6.8
Electrical Equipment	6.5
Construction & Engineering	6.1
Wireless Telecommunication Services	5.4
Diversified Financial Services	4.4
Electric Utilities	4.3
Industrial Conglomerates	4.3
Machinery	3.7
Automobiles	3.3
Thrifts & Mortgage Finance	3.2
Real Estate Management & Development	2.6
Pharmaceuticals	2.6
Gas Utilities	2.3
Tobacco	1.9
Household Products	1.4
Capital Markets	0.8
Beverages	0.6
Transportation Infrastructure	0.4
Diversified Telecommunication Services	0.3

[2]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

2

Eaton Vance Greater India Fund as of June 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbols	ETGIX	EMGIX	ECGIX

Average Annual Total Returns (at net asset value)

Six Months	52.53%	52.13%	52.22%
One Year	-5.50	-6.00	-5.99
Five Years	18.56	17.97	N.A.
Ten Years	11.62	11.01	N.A.
Life of Fund†	5.42	4.88	1.04

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	43.71%	47.13%	51.22%
One Year	-10.95	-10.70	-6.93
Five Years	17.17	17.77	N.A.
Ten Years	10.97	11.01	N.A.
Life of Fund†	5.01	4.88	1.04

†	Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06

[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.18%	2.68%	2.68%
Net Expense Ratio	2.13	2.63	2.63

[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater India Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Greater India Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,525.30	$14.65
Class B	$1,000.00	$1,521.30	$17.75
Class C	$1,000.00	$1,522.20	$17.76

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.20	$11.68
Class B	$1,000.00	$1,010.70	$14.16
Class C	$1,000.00	$1,010.70	$14.16

*	Expenses are equal to the Fund’s annualized expense ratio of 2.34% for Class A shares, 2.84% for Class B shares and 2.84% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. This Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Greater India Portfolio, at value (identified cost, $588,224,534)	$584,131,282
Receivable for Fund shares sold	1,993,659
Receivable from affiliates	24,310

Total assets	$586,149,251

Liabilities

Payable for Fund shares redeemed	$983,621
Payable to affiliates:
Management fee	120,296
Distribution and service fees	311,630
Trustees’ fees	125
Accrued expenses	212,173

Total liabilities	$1,627,845

Net Assets	$584,521,406

Sources of Net Assets

Paid-in capital	$799,339,088
Accumulated net realized loss from Portfolio	(207,777,615)
Accumulated net investment loss	(2,946,815)
Net unrealized depreciation from Portfolio	(4,093,252)

Total	$584,521,406

Class A Shares

Net Assets	$419,933,087
Shares Outstanding	22,844,116
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.38
Maximum Offering Price Per Share
(100 ÷ 94.25 of $18.38)	$19.50

Class B Shares

Net Assets	$109,935,001
Shares Outstanding	6,562,089
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.75

Class C Shares

Net Assets	$54,653,318
Shares Outstanding	3,255,113
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio	$2,297,184
Interest allocated from Portfolio	1,099
Expenses allocated from Portfolio	(2,635,388)

Total investment income from Portfolio	$(337,105)

Expenses

Management fee	$526,219
Distribution and service fees
Class A	758,301
Class B	404,156
Class C	190,382
Custodian fee	25,683
Transfer and dividend disbursing agent fees	707,198
Legal and accounting services	10,682
Registration fees	17,531
Printing and postage	68,562
Miscellaneous	5,984

Total expenses	$2,714,698

Deduct —
Expense reduction by affiliates	$104,988

Total expense reductions	$104,988

Net expenses	$2,609,710

Net investment loss	$(2,946,815)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $12,374)	$(143,386,830)
Foreign currency transactions	(588,657)

Net realized loss	$(143,975,487)

Change in unrealized appreciation (depreciation) —
Investments	$339,301,140
Foreign currency	347,732

Net change in unrealized appreciation (depreciation)	$339,648,872

Net realized and unrealized gain	$195,673,385

Net increase in net assets from operations	$192,726,570

See notes to financial statements

5

Eaton Vance Greater India Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment loss	$(2,946,815)	$(11,678,091)
Net realized loss from investment and foreign currency transactions	(143,975,487)	(67,056,891)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	339,648,872	(941,967,679)

Net increase (decrease) in net assets from operations	$192,726,570	$(1,020,702,661)

Distributions to shareholders —
From net realized gain
Class A	$—	$(40,343,152)
Class B	—	(10,376,765)
Class C	—	(4,384,808)

Total distributions to shareholders	$—	$(55,104,725)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$31,914,358	$206,303,926
Class B	4,167,810	23,407,822
Class C	7,138,947	38,368,906
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	32,473,831
Class B	—	7,945,026
Class C	—	3,127,237
Cost of shares redeemed
Class A	(43,976,057)	(418,509,616)
Class B	(7,961,229)	(61,492,060)
Class C	(5,438,446)	(40,730,712)
Net asset value of shares exchanged
Class A	662,842	2,080,305
Class B	(662,842)	(2,080,305)
Redemption fees	4,593	159,909

Net decrease in net assets from Fund share transactions	$(14,150,024)	$(208,945,731)

Net increase (decrease) in net assets	$178,576,546	$(1,284,753,117)

Net Assets

At beginning of period	$405,944,860	$1,690,697,977

At end of period	$584,521,406	$405,944,860

Accumulated net investment loss included in net assets

At end of period	$(2,946,815)	$—

See notes to financial statements

6

Eaton Vance Greater India Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$12.050		$36.190	$25.800	$19.340	$13.660	$11.610

Income (Loss) From Operations

Net investment loss(1)	$(0.083)		$(0.245)	$(0.331)	$(0.196)	$(0.193)	$(0.095)
Net realized and unrealized gain (loss)	6.413		(22.716)	14.234	7.207	6.386	2.122

Total income (loss) from operations	$6.330		$(22.961)	$13.903	$7.011	$6.193	$2.027

Less Distributions

From net realized gain	$—		$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Total distributions	$—		$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Redemption fees(1)	$0.000	(2)	$0.004	$0.005	$0.013	$0.005	$0.023

Net asset value — End of period	$18.380		$12.050	$36.190	$25.800	$19.340	$13.660

Total Return(3)	52.53	%(6)	(65.23)%	55.04%	36.32%	45.42%	17.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$419,933		$293,121	$1,268,761	$821,768	$269,766	$70,537
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.34	%(5)	2.12%	1.99%	2.14%	2.35%	2.77%
Net investment loss	(1.25	)%(5)	(1.10)%	(1.11)%	(0.86)%	(1.17)%	(0.86)%
Portfolio Turnover of the Portfolio	38	%(6)	38%	63%	67%	29%	73%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

7

Eaton Vance Greater India Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$11.000		$33.360	$24.090	$18.170	$12.920	$11.020

Income (Loss) From Operations

Net investment loss(1)	$(0.106)		$(0.324)	$(0.446)	$(0.289)	$(0.255)	$(0.158)
Net realized and unrealized gain (loss)	5.856		(20.856)	13.229	6.761	6.019	2.042

Total income (loss) from operations	$5.750		$(21.180)	$12.783	$6.472	$5.764	$1.884

Less Distributions

From net realized gain	$—		$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Total distributions	$—		$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Redemption fees(1)	$0.000	(2)	$0.003	$0.005	$0.012	$0.004	$0.016

Net asset value — End of period	$16.750		$11.000	$33.360	$24.090	$18.170	$12.920

Total Return(3)	52.13	%(6)	(65.40)%	54.29%	35.69%	44.69%	17.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$109,935		$77,277	$301,887	$198,248	$68,454	$23,818
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.84	%(5)	2.62%	2.49%	2.64%	2.85%	3.27%
Net investment loss	(1.76	)%(5)	(1.60)%	(1.61)%	(1.35)%	(1.66)%	(1.51)%
Portfolio Turnover of the Portfolio	38	%(6)	38%	63%	67%	29%	73%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

8

Eaton Vance Greater India Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$11.030		$33.420	$24.120	$19.440

Income (Loss) From Operations

Net investment loss(2)	$(0.010)		$(0.315)	$(0.485)	$(0.193)
Net realized and unrealized gain (loss)	5.770		(20.895)	13.299	5.421

Total income (loss) from operations	$5.760		$(21.210)	$12.814	$5.228

Less Distributions

From net realized gain	$—		$(1.183)	$(3.518)	$(0.549)

Total distributions	$—		$(1.183)	$(3.518)	$(0.549)

Redemption fees(2)	$0.000	(3)	$0.003	$0.004	$0.001

Net asset value — End of period	$16.790		$11.030	$33.420	$24.120

Total Return(4)	52.22	%(7)	(65.40)%	54.35%	26.89	%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,653		$35,548	$120,050	$12,429
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.84	%(6)	2.62%	2.49%	2.63	%(6)
Net investment loss	(1.74	)%(6)	(1.58)%	(1.66)%	(1.69	)%(6)
Portfolio Turnover of the Portfolio	38	%(7)	38%	63%	67	%(8)

(1)	For the period from the start of business, July 7, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Not annualized.

(8)	For the Portfolio’s fiscal year ended December 31, 2006.

See notes to financial statements

9

Eaton Vance Greater India Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $15,930,393 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $47,679,787 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio on gains realized upon disposition of Indian securities. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Greater India Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the management fee was equivalent to 0.25% (annualized) of the Fund’s average daily net assets and amounted to $526,219. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement. EVM and Lloyd George were allocated $104,988 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $36,866 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $68,388 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year

11

Eaton Vance Greater India Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $478,666, $303,117 and $142,786 for Class A, Class B and Class C shares, respectively, representing 0.32%, 0.75% and 0.75% (annualized) of the average daily net assets of Class A, Class B and Class C shares, respectively. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,026,000 and $8,412,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $279,635, $101,039 and $47,596 for Class A, Class B and Class C shares, respectively, representing 0.18%, 0.25% and 0.25% (annualized) of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $4,000, $228,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $38,704,926 and $60,268,710, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	2,056,732	8,115,641
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,225,390
Redemptions	(3,593,325)	(20,160,509)
Exchange from Class B shares	46,507	95,514

Net decrease	(1,490,086)	(10,723,964)

12

Eaton Vance Greater India Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	299,697	997,148
Issued to shareholders electing to receive payments of distributions in Fund shares	—	326,706
Redemptions	(708,816)	(3,247,239)
Exchange to Class A shares	(50,976)	(104,073)

Net decrease	(460,095)	(2,027,458)

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	512,116	1,579,714
Issued to shareholders electing to receive payments of distributions in Fund shares	—	128,315
Redemptions	(480,166)	(2,077,186)

Net increase (decrease)	31,950	(369,157)

For the six months ended June 30, 2009 and year ended December 31, 2008, the Fund received $4,593 and $159,909, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Greater India Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 89.7%

Security	Shares	Value

India — 88.3%

Automobiles — 3.3%

Hero Honda Motors, Ltd.	405,000	$11,809,125
Mahindra & Mahindra, Ltd.	526,810	7,572,285

		$19,381,410

Beverages — 0.6%

United Spirits, Ltd.	176,119	$3,194,367

		$3,194,367

Capital Markets — 0.8%

India Infoline, Ltd.	1,821,880	$4,608,056

		$4,608,056

Commercial Banks — 12.7%

Canara Bank, Ltd.(1)	1,618,024	$8,849,989
HDFC Bank, Ltd.	609,069	18,984,060
ICICI Bank, Ltd.	1,071,199	16,061,208
State Bank of India	544,088	19,774,032
Union Bank of India, Ltd.	2,099,714	10,574,846

		$74,244,135

Construction & Engineering — 6.1%

IVRCL Infrastructures & Projects, Ltd.	742,205	$5,274,391
Larsen & Toubro, Ltd.	640,613	20,923,397
Nagarjuna Construction Co., Ltd.	1,344,735	3,757,200
Punj Lloyd, Ltd.	1,243,554	5,418,829

		$35,373,817

Diversified Financial Services — 4.4%

Infrastructure Development Finance Co., Ltd.	4,683,840	$13,212,151
Power Finance Corporation, Ltd.	3,133,339	12,645,956

		$25,858,107

Diversified Telecommunication Services — 0.3%

Tata Communications, Ltd.	185,981	$1,844,113

		$1,844,113

Electric Utilities — 4.3%

Reliance Infrastructure, Ltd.	420,329	$10,451,252
Tata Power Co., Ltd.	618,856	14,805,356

		$25,256,608

Electrical Equipment — 6.5%

Areva T&D India, Ltd.	1,014,900	$7,111,598
ABB, Ltd.	113,023	1,830,326
Bharat Heavy Electricals, Ltd.	513,450	23,567,309
Crompton Greaves, Ltd.	924,545	5,631,615

		$38,140,848

Gas Utilities — 2.3%

Gail India, Ltd.	2,263,967	$13,604,673

		$13,604,673

Household Products — 1.4%

Hindustan Unilever, Ltd.	1,433,411	$7,977,988

		$7,977,988

Industrial Conglomerates — 3.1%

Jaiprakash Associates, Ltd.	4,276,655	$18,167,782

		$18,167,782

IT Services — 6.8%

Infosys Technologies, Ltd.	633,635	$23,431,784
Mphasis, Ltd.	942,631	7,597,219
Tata Consultancy Services, Ltd.	1,072,820	8,714,577

		$39,743,580

Machinery — 3.7%

Ashok Leyland, Ltd.	9,310,709	$5,785,536
BEML, Ltd.	616,301	13,725,147
Tata Motors, Ltd.(1)	341,888	2,073,482

		$21,584,165

Metals & Mining — 7.0%

Hindalco Industries, Ltd.	3,955,850	$7,116,492
Jindal Steel & Power, Ltd.	240,669	12,474,252
Steel Authority of India, Ltd.	877,373	2,758,236
Sterlite Industries (India), Ltd.	279,090	3,524,382
Tata Steel, Ltd.	1,816,178	14,752,296

		$40,625,658

See notes to financial statements

14

Greater India Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels — 9.1%

Cairn India, Ltd.(1)	1,222,907	$5,926,618
Great Eastern Shipping Co., Ltd.	941,097	4,909,954
Oil & Natural Gas Corp., Ltd.	431,784	9,601,995
Reliance Industries, Ltd.(1)	781,028	32,878,296

		$53,316,863

Pharmaceuticals — 2.6%

Glenmark Pharmaceuticals, Ltd.(1)	1,068,232	$4,816,399
Sun Pharmaceuticals Industries, Ltd.	459,126	10,418,644

		$15,235,043

Real Estate Management & Development — 2.6%

DLF, Ltd.	1,546,880	$9,994,483
Indiabulls Real Estate, Ltd.	623,068	2,527,937
Sobha Developers, Ltd.	651,615	2,821,304

		$15,343,724

Thrifts & Mortgage Finance — 3.2%

Housing Development Finance Corp.(1)	381,307	$18,613,034

		$18,613,034

Tobacco — 1.9%

ITC, Ltd.	2,850,880	$11,333,389

		$11,333,389

Transportation Infrastructure — 0.4%

Mundra Port & Special Economic Zone, Ltd.	195,156	$2,458,731

		$2,458,731

Wireless Telecommunication Services — 5.2%

Bharti Airtel, Ltd.(1)	1,325,298	$22,154,168
Reliance Communications, Ltd.	1,320,304	7,945,220

		$30,099,388

Total India
(identified cost $512,187,738)		$516,005,479

Sri Lanka — 1.4%

Security	Shares	Value

Industrial Conglomerates — 1.2%

John Keells Holdings PLC	5,694,226	$6,775,891

		$6,775,891

Wireless Telecommunication Services — 0.2%

Dialog Telekom, Ltd.(1)	30,080,680	$1,371,820

		$1,371,820

Total Sri Lanka
(identified cost $14,466,425)		$8,147,711

Total Common Stocks
(identified cost $526,654,163)		$524,153,190

Index Funds — 2.5%

Security	Shares	Value

India — 2.5%

Banking Index Benchmark Exchange Traded Scheme - Bank BeES	950,000	$14,767,488

Total India
(identified cost $16,358,894)		$14,767,488

Total Index Funds
(identified cost $16,358,894)		$14,767,488

Short-Term Investments — 3.4%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/09	$19,743	$19,743,087

Total Short-Term Investments
(identified cost $19,743,087)		$19,743,087

Total Investments — 95.6%
(identified cost $562,756,144)		$558,663,765

Other Assets, Less Liabilities — 4.4%		$25,468,391

Net Assets — 100.0%
		$584,132,156

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

15

Greater India Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investments, at value (identified cost, $562,756,144)	$558,663,765
Foreign currency, at value (identified cost, $25,335,698)	25,419,665
Dividends and interest receivable	889,416
Receivable for investments sold	109,492
Receivable for foreign taxes	880,868
Tax claims receivable (Note 7)	809,672

Total assets	$586,772,878

Liabilities

Payable for investments purchased	$1,937,767
Payable to affiliates:
Investment adviser fee	365,934
Administration fee	120,307
Trustees’ fees	4,704
Accrued expenses	212,010

Total liabilities	$2,640,722

Net Assets applicable to investors interest in Portfolio	$584,132,156

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$588,290,860
Net unrealized depreciation	(4,158,704)

Total	$584,132,156

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends	$2,297,188
Interest	1,099

Total investment income	$2,298,287

Expenses

Investment adviser fee	$1,593,883
Administration fee	527,240
Custodian fee	455,503
Legal and accounting services	46,372
Miscellaneous	12,394

Total expenses	$2,635,392

Net investment loss	$(337,105)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $12,374)	$(143,387,044)
Foreign currency transactions	(588,658)

Net realized loss	$(143,975,702)

Change in unrealized appreciation (depreciation) —
Investments	$339,303,121
Foreign currency	346,270

Net change in unrealized appreciation (depreciation)	$339,649,391

Net realized and unrealized gain	$195,673,689

Net increase in net assets from operations	$195,336,584

See notes to financial statements

16

Greater India Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment loss	$(337,105)	$(1,618,956)
Net realized loss from investment and foreign currency transactions	(143,975,702)	(67,056,983)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	339,649,391	(941,968,632)

Net increase (decrease) in net assets from operations	$195,336,584	$(1,010,644,571)

Capital transactions —
Contributions	$38,704,926	$274,905,759
Withdrawals	(60,268,710)	(543,387,422)

Net decrease in net assets from capital transactions	$(21,563,784)	$(268,481,663)

Net increase (decrease) in net assets	$173,772,800	$(1,279,126,234)

Net Assets

At beginning of period	$410,359,356	$1,689,485,590

At end of period	$584,132,156	$410,359,356

See notes to financial statements

17

Greater India Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.24	%(2)	1.19%	1.14%	1.22%	1.37%	1.56%
Net investment income (loss)	(0.16	)%(2)	(0.17)%	(0.27)%	0.07%	(0.18)%	0.31%
Portfolio Turnover	38	%(3)	38%	63%	67%	29%	73%

Total Return	53.32	%(3)	(64.87)%	56.32%	37.53%	46.82%	19.07%

Net assets, end of period (000’s omitted)	$584,132		$410,359	$1,689,486	$1,028,290	$335,409	$94,006

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

18

Greater India Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

19

Greater India Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the investment adviser fee was 0.75% (annualized) of the Portfolio’s average daily net assets and amounted to $1,593,883. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2009, the administration fee was 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $527,240.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

20

Greater India Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $152,244,772 and $200,355,564, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$562,921,609

Gross unrealized appreciation	$99,354,088
Gross unrealized depreciation	(103,611,932)

Net unrealized depreciation	$(4,257,844)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7   India Tax Claims Receivable

The Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities. The Indian tax authority has conducted a review of the Portfolio’s tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of June 30, 2009, the value of the tax claim receivable was $809,672 based on current exchange rates.

8   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Greater India Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Commercial Banks	$18,984,060	$55,260,075		$—	$74,244,135
Industrial Conglomerates	6,775,891	18,167,782		—	24,943,673
Others	—	424,965,382		—	424,965,382

Total Common Stocks	$25,759,951	$498,393,239	*	$—	$524,153,190

Index Funds	$14,767,488	$—		$—	14,767,488
Short-Term Investments	—	19,743,087		—	19,743,087

Total Investments	$40,527,439	$518,136,326		$—	$558,663,765

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

22

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

23

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Greater India Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Greater India Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Tokyo, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

24

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

25

Eaton Vance Greater India Fund

OFFICERS AND TRUSTEES

Eaton Vance Greater India Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Judith A. Saryan
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

Eaton Vance Greater India Fund

OFFICERS AND TRUSTEES CONT’D

Greater India Portfolio

Officers
Hon. Robert Lloyd George
President

Christopher Darling
Vice President

William Walter Raleigh Kerr
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

This Page Intentionally Left Blank

Investment Adviser of Greater India Portfolio
Lloyd George Investment Management
(Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of Greater India Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Greater India Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

142-8/09	GISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund  a s  o f  J u n e  3 0,  2 0 0 9
I N V E S T M E N T   U P D A T E

Duke E. Laflamme, CFA Co-Portfolio Manager Thomas H. Luster, CFA Co-Portfolio Manager	Economic and Market Conditions

• During the six months ending June 30, 2009, the U.S. economy and credit markets began to stabilize, but economic activity remained lackluster. The U.S. economy, as measured by Gross Domestic Product (GDP), contracted in the first and second quarters of 2009 by annualized rates of 5.5% and 1.0%, respectively, according to the U.S. Department of Commerce. Most of the major GDP components led to the contraction, which carried over from the fourth quarter of 2008, but the reduction in consumer spending remained the most influential.

• After experiencing unprecedented volatility during the latter months of
2008, the capital markets began to show improvement during the first half of 2009 as increasing investor confidence reopened non-Treasury sectors, including the corporate investment-grade and high-yield bond markets. One of the most significant events of the period was the federal government’s completion of “Stress Tests” for the 19 largest U.S. banks, which built confidence that the banking system was solvent and helped reduce the perception of risk. Also during the period, a number of banks began repaying their Troubled Asset Relief Program (TARP) loans.

•	During the period, the U.S. Federal Reserve (the “Fed”) kept the Federal Funds rate unchanged in a range of 0.00% to 0.25%.

Total Return Performance 12/31/08 - 6/30/09

Eaton Vance Institutional Short Term Income Fund[1]	0.35%

Merrill Lynch U.S. Corporate & Government 1-3 Years
A-Rated and Above Index[2]	1.29
[1]	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	Eaton Vance Institutional Short Term Income
Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, commercial paper, corporate bonds, fixed and floating-rate asset-backed securities, and mortgage-backed securities, all of which must be rated A or higher by a nationally recognized statistical rating organization. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

•	During the six months ending June 30, 2009, management remained focused on short-maturity, high-quality holdings even though credit quality improved and volatility receded. As a result of this longstanding conservative approach, the Fund’s relative performance versus its benchmark, the Merrill Lynch U.S. Corporate & Government 1-3 Years A-Rated and Above Index (the “Index”) was helped by its below-Index interest rate sensitivity (0.3 years duration versus 1.8 years for the Index), but that benefit was more than offset by its exposure to short-duration, high-quality corporate and commercial mortgage-backed securities. These securities performed well from a credit perspective but lagged the longer-maturity corporates in the Index.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
1

Eaton Vance Institutional Short Term Income Fund  a s  o f  J u n e  3 0,  2 0 0 9
F U N D   P E R F O R M A N C E

Performance

Symbol	EISIX

SEC Average Annual Total Returns

Six Months[1]	0.35%
One Year	-2.82
Five Years	2.16
Life of Fund†	1.87
[1]	Six-month returns are cumulative. Absent fee waivers by the investment adviser and principal underwriter, the returns would be lower.

†	Inception Date – 1/7/03
Total Annual
Operating Expenses2

Gross Expense Ratio	0.60%
Net Expense Ratio	0.42
[2]
Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a voluntary advisory fee waiver and distribution and service fee waiver that can be terminated at any time. Amounts waived may be subject to recoupment. Without these waivers, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Composition

Asset Allocation

By net assets

2

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual	$1,000.00	$1,003.50	$1.79	**

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,023.00	$1.81	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

**	Absent fee waivers by the investment adviser and the principal underwriter, expenses would be higher.

3

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Commercial Paper — 22.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks and Money Services — 20.1%

Abbey National North America, LLC, 0.29%, 8/18/09	$500	$499,807
Australia and New Zealand Banking Group, Ltd., 0.29%, 8/27/09(1)	750	749,656
Australia and New Zealand Banking Group, Ltd., 0.33%, 9/22/09(1)	650	649,505
BNP Paribas Finance, Inc., 0.30%, 9/11/09	502	501,699
BNP Paribas Finance, Inc., 0.37%, 10/20/09	201	200,771
CBA Finance, 0.35%, 9/22/09	672	671,458
Danske Corp., 0.75%, 7/6/09(1)	300	299,969
Danske Corp., 0.27%, 7/23/09(1)	500	499,917
Danske Corp., 0.38%, 9/8/09(1)	500	499,636
HSBC Finance Corp., 0.78%, 9/10/09	1,194	1,192,163
ING (US) Funding, LLC, 0.25%, 7/10/09	500	499,969
ING (US) Funding, LLC, 0.35%, 8/27/09	500	499,723
National Australia Funding, 0.33%, 8/26/09(1)	500	499,743
Nordea North America, Inc., 0.25%, 7/6/09	410	409,986
Nordea North America, Inc., 0.31%, 8/18/09	500	499,793
Nordea North America, Inc., 0.30%, 9/1/09	250	249,871
Societe General North America, Inc., 0.75%, 7/15/09	486	485,858
Societe General North America, Inc., 0.70%, 7/31/09	502	501,707
Societe General North America, Inc., 0.45%, 9/18/09	501	500,505

		$9,911,736

Beverages — 2.0%

Coca-Cola Co. (The), 0.34%, 11/2/09(1)	$1,000	$998,829

		$998,829

Total Commercial Paper
(identified cost $10,910,565)		$10,910,565

Corporate Bonds & Notes — 1.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks and Money Services — 1.1%

Citigroup, Inc., FDIC, 2.875%, 12/9/11	$500	$514,646

Total Corporate Bonds & Notes
(identified cost $510,379)		$514,646

U.S. Government Agency Obligations — 70.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank:
5.00%, 10/15/12	$1,375	$1,392,788
Discount Note, 0.53%, 7/14/09	1,550	1,549,703
Discount Note, 0.15%, 7/17/09	983	982,935
Discount Note, 0.175%, 7/17/09	538	537,958
Discount Note, 0.15%, 7/22/09	795	794,930
Discount Note, 0.60%, 8/3/09	400	399,780
Discount Note, 0.25%, 8/19/09	1,750	1,749,405
Discount Note, 0.70%, 8/20/09	300	299,708
Discount Note, 0.195%, 8/21/09	2,147	2,146,407
Discount Note, 0.17%, 8/24/09	183	182,953
Discount Note, 0.22%, 8/24/09	800	799,736
Discount Note, 0.56%, 8/24/09	501	500,579
Discount Note, 0.23%, 9/1/09	1,586	1,585,372
Discount Note, 0.23%, 9/14/09	750	749,641
Discount Note, 0.70%, 9/25/09	1,325	1,322,784
Discount Note, 0.32%, 10/21/09	595	594,408
Discount Note, 0.77%, 11/20/09	1,018	1,014,908
Discount Note, 0.85%, 1/4/10	1,500	1,493,377

		$18,097,372

Federal Home Loan Mortgage Corp.:
1.25%, 3/23/10	$925	$926,898
Discount Note, 0.36%, 8/3/09	1,300	1,299,571
Discount Note, 0.70%, 8/17/09	250	249,772
Discount Note, 0.14%, 8/18/09	2,337	2,336,564
Discount Note, 0.53%, 8/24/09	1,002	1,001,203
Discount Note, 0.60%, 9/21/09	746	744,980
Discount Note, 0.22%, 9/23/09	508	507,739
Discount Note, 0.25%, 10/20/09	1,130	1,129,129
Discount Note, 0.85%, 11/20/09	550	548,156
Discount Note, 0.85%, 12/7/09	700	697,372
Discount Note, 0.55%, 6/1/10	1,227	1,220,720

		$10,662,104

Federal National Mortgage Association:
Discount Note, 0.25%, 7/20/09	$495	$494,935
Discount Note, 0.555%, 7/22/09	2,056	2,055,334
Discount Note, 0.35%, 7/31/09	202	201,941
Discount Note, 0.65%, 7/31/09	236	235,872
Discount Note, 0.23%, 9/16/09	472	471,768
Discount Note, 0.63%, 10/1/09	1,004	1,002,384

See notes to financial statements

4

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association (continued)
Discount Note, 0.54%, 10/16/09	$1,343	$1,340,845
Discount Note, 0.85%, 12/1/09	275	274,007

		$6,077,086

Total U.S. Government Agency Obligations
(identified cost $34,848,974)		$34,836,562

Commercial Mortgage-Backed
Securities — 6.3%

	Principal
	Amount
Security	(000’s omitted)	Value

JPMCC, Series 2005-FL1A, Class A1, 0.429%, 2/15/19(2)(3)(4)	$73	$69,123
JPMCC, Series 2006-FL2A, Class A2, 0.449%, 11/15/18(2)(3)(4)	5,000	3,046,484

Total Commercial Mortgage-Backed Securities
(identified cost $5,082,194)		$3,115,607

Total Investments — 100.0%
(identified cost $51,352,112)		$49,377,380

Other Assets, Less Liabilities — 0.0%		$11,829

Net Assets — 100.0%		$49,389,209

The percentage shown for each investment category in the Portfolio of Investments in based on net assets.

FDIC - Federal Deposit Insurance Corporation
JPMCC - JP Morgan Chase Commercial Mortgage Security Corp.

(1)	A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities is $3,115,607 or 6.3% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2009.

(4)	Private placement security that may be resold to qualified investors.

See notes to financial statements

5

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investments, at value (identified cost, $51,352,112)	$49,377,380
Cash	762
Interest receivable	19,552
Receivable from affiliate	2,061

Total assets	$49,399,755

Liabilities

Payable to affiliates:
Administration fee	$4,056
Distribution and service fees	6,490

Total liabilities	$10,546

Net Assets	$49,389,209

Sources of Net Assets

Paid-in capital	$52,640,791
Accumulated net realized loss	(1,369,280)
Accumulated undistributed net investment income	92,430
Net unrealized depreciation	(1,974,732)

Total	$49,389,209

Net Asset Value, Offering Price and Redemption Price Per Share

($49,389,209 ÷ 1,147,197 shares of beneficial interest outstanding)	$43.05

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Interest	$180,728

Total investment income	$180,728

Expenses

Investment adviser fee	$61,177
Administration fee	24,471
Distribution and service fees	61,177

Total expenses	$146,825

Deduct —
Reduction of investment adviser fee	$36,504
Reduction of distribution and service fees	22,023

Total expense reductions	$58,527

Net expenses	$88,298

Net investment income	$92,430

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(30,497)

Net realized loss	$(30,497)

Change in unrealized appreciation (depreciation) —
Investments	$114,787

Net change in unrealized appreciation (depreciation)	$114,787

Net realized and unrealized gain	$84,290

Net increase in net assets from operations	$176,720

See notes to financial statements

6

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$92,430	$2,015,931
Net realized loss from investment transactions	(30,497)	(1,338,783)
Net change in unrealized appreciation (depreciation) from investments	114,787	(1,665,956)

Net increase (decrease) in net assets from operations	$176,720	$(988,808)

Distributions to shareholders —
From net investment income	$—	$(1,195,227)

Total distributions to shareholders	$—	$(1,195,227)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$—	$75,000,000
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,195,227
Cost of shares redeemed	—	(75,192,760)

Net increase in net assets from Fund share transactions	$—	$1,002,467

Net increase (decrease) in net assets	$176,720	$(1,181,568)

Net Assets

At beginning of period	$49,212,489	$50,394,057

At end of period	$49,389,209	$49,212,489

Accumulated undistributed net investment income included in net assets

At end of period	$92,430	$—

See notes to financial statements

7

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$42.900		$45.020	$44.730	$50.980	$50.240	$50.190

Income (Loss) From Operations

Net investment income(1)	$0.081		$1.385	$2.221	$2.314	$1.583	$0.632
Net realized and unrealized gain (loss)	0.069		(2.437)	(0.161)	0.030	(0.097)	(0.034)

Total income (loss) from operations	$0.150		$(1.052)	$2.060	$2.344	$1.486	$0.598

Less Distributions

From net investment income	$—		$(1.068)	$(1.770)	$(8.594)	$(0.746)	$(0.548)

Total distributions	$—		$(1.068)	$(1.770)	$(8.594)	$(0.746)	$(0.548)

Net asset value — End of period	$43.050		$42.900	$45.020	$44.730	$50.980	$50.240

Total Return(2)	0.35	%(5)	(2.34)%	4.59%	4.61%	2.95%	1.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49,389		$49,212	$50,394	$4,869	$301,836	$135,027
Ratios (as a percentage of average daily net assets):
Net expenses(3)	0.36	%(4)	0.42%	0.46%	0.43%	0.34%	0.30%
Net investment income	0.38	%(4)	3.07%	4.86%	4.46%	3.11%	1.25%
Portfolio Turnover	28	%(5)	20%	250%	270%	378%	390%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser voluntarily waived a portion of its investment adviser fee and the principal underwriter voluntarily waived a portion of its distribution and service fees (equal to 0.24%, 0.18%, 0.14%, 0.17%, 0.26% and 0.30% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver, total return would be lower.

(4)	Annualized.

(5)	Not annualized.

See notes to financial statements

8

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, commercial paper, corporate bonds, fixed and floating-rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher by a nationally recognized statistical rating organization (i.e., within the top three rating categories).

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,338,783 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

9

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the six months ended June 30, 2009, the investment adviser fee amounted to $61,177. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $36,504 for the six months ended June 30, 2009. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $24,471. EVM also pays all ordinary operating expenses of the Fund (excluding the investment adviser fee, distribution and service fees, and administration fee). Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees’ fees incurred by the Fund for the six months ended June 30, 2009 were paid by EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund’s average daily net assets for distribution services and facilities provided to the Fund by EVD, as well as for personal services and /or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $61,177. Pursuant to a voluntary fee waiver, EVD made a reduction of its distribution and service fees in the amount of $22,023.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the six months ended June 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$511,485
U.S. Government and Agency Securities	1,407,326

$1,918,811

Sales

Investments (non-U.S. Government)	$2,985,000
U.S. Government and Agency Securities	—

$2,985,000

10

Eaton Vance Institutional Short Term Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

6   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

Sales	—	1,664,818
Issued to shareholders electing to receive payments of distributions in Fund shares	—	27,861
Redemptions	—	(1,664,818)

Net increase	—	27,861

At June 30, 2009, EVM owned 100% of the outstanding shares of the Fund.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,352,112

Gross unrealized appreciation	$4,267
Gross unrealized depreciation	(1,978,999)

Net unrealized depreciation	$(1,974,732)

8   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

9   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant	Significant
	Markets for	Other	Unobser-
	Identical	Observable	vable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Total Investments	$—	$49,377,380	$—	$49,377,380

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 14, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

11

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

12

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Institutional Short Term Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

13

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

14

Eaton Vance Institutional Short Term Income Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

15

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Institutional Short Term Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1555-8/09	ISTISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Investment Grade Income Fund as of June 30, 2009
INVESTMENT UPDATE

Duke E. Laflamme, CFA Portfolio Manager	Economic and Market Conditions
•
During the six months ending June 30, 2009, the U.S. economy and credit markets began to stabilize, but economic activity remained lackluster. The U.S. economy, as measured by Gross Domestic Product (GDP), contracted in the first and second quarters of 2009 by annualized rates of 5.5% and 1.0%, respectively, according to the U.S. Department of Commerce.

Most of the major GDP components led to the contraction, which carried over from the fourth quarter of 2008, but the reduction in consumer spending remained the most influential.
•	After experiencing unprecedented volatility during the latter months of 2008, the capital markets began to show improvement during the first half of 2009 as increasing investor confidence reopened non-Treasury sectors, including the corporate investment-grade and high-yield bond markets. One of the most significant events of the period was the federal government’s completion of “Stress Tests” for the 19 largest U.S. banks, which built confidence that the banking system was solvent and helped reduce the perception of risk. Also during the period, a number of banks began repaying their Troubled Asset Relief Program (TARP) loans.

•	During the period, the U.S. Federal Reserve (the Fed) kept the Federal Funds rate unchanged in a range of 0.00% to 0.25%.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	The Fund’s1 investments may include preferred securities, corporate bonds, U.S. government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset-backed securities (including collateralized debt obligations).

•	Two market dynamics, neither of which was advantageous to the Fund’s defensive approach, dominated the six-month period. First, the yield curve steepened by nearly 130 basis points (1.30%), as rates on longer-maturity Treasuries rose and the Fed kept short-term rates at historically low levels. One strategy the Fund employed during the period was to maintain a defensive interest-rate posture through the use of certain securities that provide downside protection from rising interest rates but can also help the Fund participate when bond prices rise in a falling rate environment. During the period, this strategy detracted from performance when the yield curve steepened.

•	A strong rally among lower-rated corporate bonds was the second dynamic that negatively affected the Fund’s performance for the period. As the flight to quality that took place during the fourth quarter of last year receded, corporate bonds that had lost the most in the sell-off staged an impressive rally during the first half of 2009. Because the Fund’s corporate bond holdings were weighted toward higher-rated consumer non-cyclicals, the corporate portion of the Fund modestly underperformed the broader corporate bond market.

Total Return Performance 12/31/08 – 6/30/09

Class A2	1.51	%*
Class I2	1.12
Barclays Capital U.S. Aggregate Index[3]	1.90
*Return is cumulative since inception of the share class on 1/5/09.
See Page 2 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Investment Grade Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	Six-month returns are cumulative. This return does not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

[3]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
 1

Eaton Vance Investment Grade Income Fund as of June 30, 2009
FUND PERFORMANCE

Performance[1]	Class A		Class I
Symbol	EAGIX		EIGIX

SEC Average Annual Total Return

Six Months	N.A.		1.12%
One Year	N.A.		5.03
Life of Fund†	1.51%	††	4.18
† Inception Dates – Class A: 1/5/09; Class I: 3/21/07
†† Return is cumulative since inception of the share class.
[1]	Six-month returns are cumulative. These returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	2.34%	2.09%
Net Expense Ratio	0.95	0.70
[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Composition

Asset Allocation

By net assets

 2

Eaton Vance Investment Grade Income Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Investment Grade Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual*
Class A	$1,000.00	$1,015.10	$4.64	***
Class I	$1,000.00	$1,011.20	$3.49	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$4.76	***
Class I	$1,000.00	$1,021.30	$3.51	***

*	Class A had not commenced operations on January 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares and 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), 177/365 for Class A (to reflect the period from commencement of operations on January 5, 2009 to June 30, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008 (January 2, 2009 for Class A). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares and 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of expenses to the administrator, the expenses would be higher.

3

Eaton Vance Investment Grade Income Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $12,629,719)	$12,824,098
Receivable from affiliate	41,842

Total assets	$12,865,940

Liabilities

Payable for Fund shares redeemed	$40
Payable to affiliates:
Distribution and service fees	4,083
Trustees’ fees	125
Accrued expenses	9,481

Total liabilities	$13,729

Net Assets	$12,852,211

Sources of Net Assets

Paid-in capital	$12,768,391
Accumulated net realized loss from Portfolio	(136,247)
Accumulated undistributed net investment income	25,688
Net unrealized appreciation from Portfolio	194,379

Total	$12,852,211

Class A Shares

Net Assets	$5,025,526
Shares Outstanding	509,420
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.87
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.36

Class I Shares

Net Assets	$7,826,685
Shares Outstanding	793,912
Net Asset value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.86

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Interest allocated from Portfolio	$264,356
Dividends allocated from Portfolio	5,273
Securities lending income allocated from Portfolio, net	133
Expenses allocated from Portfolio	(30,318)

Total investment income from Portfolio	$239,444

Expenses

Distribution and service fees
Class A	$4,083
Trustees’ fees and expenses	250
Custodian fee	9,122
Transfer and dividend disbursing agent fees	25,944
Legal and accounting services	11,946
Printing and postage	4,661
Registration fees	35,357
Miscellaneous	5,881

Total expenses	$97,244

Deduct —
Allocation of expenses to affiliate	$86,613

Total expense reductions	$86,613

Net expenses	$10,631

Net investment income	$228,813

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(17,299)
Financial futures contracts	(14,117)
Swap contracts	465

Net realized loss	$(30,951)

Change in unrealized appreciation (depreciation) —
Investments	$20,374
Financial futures contracts	29,142
Swap contracts	9,895

Net change in unrealized appreciation (depreciation)	$59,411

Net realized and unrealized gain	$28,460

Net increase in net assets from operations	$257,273

See notes to financial statements

4

Eaton Vance Investment Grade Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$228,813	$235,169
Net realized loss from investment transactions, financial futures contracts and swap contracts	(30,951)	(74,379)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	59,411	98,395

Net increase in net assets from operations	$257,273	$259,185

Distributions to shareholders —
From net investment income
Class A	$(61,496)	$—
Class I	(148,470)	(240,547)
Tax return of capital	—	(10,695)

Total distributions to shareholders	$(209,966)	$(251,242)

Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$5,213,856	$—
Class I	2,515,278	4,088,873
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	57,047	—
Class I	77,936	123,738
Cost of shares redeemed
Class A	(323,097)	—
Class I	(1,491,178)	(270,528)

Net increase in net assets from Fund share transactions	$6,049,842	$3,942,083

Net increase in net assets	$6,097,149	$3,950,026

Net Assets

At beginning of period	$6,755,062	$2,805,036

At end of period	$12,852,211	$6,755,062

Accumulated undistributed net investment income included in net assets

At end of period	$25,688	$6,841

See notes to financial statements

5

Eaton Vance Investment Grade Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	June 30, 2009
	(Unaudited)(1)

Net asset value — Beginning of period	$9.910

Income (Loss) From Operations

Net investment income(2)	$0.202
Net realized and unrealized loss	(0.056)

Total income from operations	$0.146

Less Distributions

From net investment income	$(0.186)

Total distributions	$(0.186)

Net asset value — End of period	$9.870

Total Return(3)	1.51	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,026
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	0.95	%(7)
Net investment income	4.28	%(7)
Portfolio Turnover of the Portfolio	48	%(8)(9)

(1)	For the period from the start of business, January 5, 2009, to June 30, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The administrator reimbursed certain operating expenses (equal to 1.79% of average daily net assets for the period from the start of business, January 5, 2009, to June 30, 2009). Absent this reimbursement, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s six month period ended June 30, 2009.

(9)	Not annualized.

See notes to financial statements

6

Eaton Vance Investment Grade Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended
	June 30, 2009		Year Ended	Period Ended
	(Unaudited)		December 31, 2008	December 31, 2007(1)

Net asset value — Beginning of period	$9.940		$10.010	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.212		$0.462	$0.338
Net realized and unrealized gain (loss)	(0.095)		(0.040)	0.041

Total income from operations	$0.117		$0.422	$0.379

Less Distributions

From net investment income	$(0.197)		$(0.471)	$(0.363)
Tax return of capital	—		(0.021)	(0.006)

Total distributions	$(0.197)		$(0.492)	$(0.369)

Net asset value — End of period	$9.860		$9.940	$10.010

Total Return(3)	1.12	%(9)	4.59%	3.80	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,827		$6,755	$2,805
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	0.70	%(7)	0.70%	0.75	%(7)
Net investment income	4.37	%(7)	4.72%	4.35	%(7)
Portfolio Turnover of the Portfolio	48	%(9)	70%	130	%(8)

(1)	For the period from the start of business, March 21, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator reimbursed certain operating expenses (equal to 1.56%, 1.39% and 2.47% of average daily net assets for the six months ended June 30, 2009, the year ended December 31, 2008 and the period from the start of business, March 21, 2007, to December 31, 2007, respectively). Absent these reimbursements, total return would have been lower.

(5)	Includes the Fund’s share of Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s fiscal year ended December 31, 2007.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Investment Grade Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Investment Grade Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (10.1% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $73,257 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($10,854) and December 31, 2016 ($62,403).

Additionally, at December 31, 2008, the Fund had a net capital loss of $46,185 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 21, 2007 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

8

Eaton Vance Investment Grade Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.95% and 0.70% annually of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $86,613 of the Fund’s operating expenses for the six months ended June 30, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $51 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $374 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $4,083 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the six months ended June 30, 2009, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,594,710 and $1,812,475, respectively.

9

Eaton Vance Investment Grade Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Period Ended
	June 30, 2009
Class A	(Unaudited)(1)

Sales	536,622
Issued to shareholders electing to receive payments of distributions in Fund shares	5,880
Redemptions	(33,082)

Net Increase	509,420

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	258,672	414,101
Issued to shareholders electing to receive payments of distributions in Fund shares	7,996	12,610
Redemptions	(152,093)	(27,679)

Net Increase	114,575	399,032

(1)	For the period from the start of business, January 5, 2009, to June 30, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

10

Investment Grade Income Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds — 29.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 0.3%

Bunge, Ltd. Finance Corp., 5.10%, 7/15/15	$460	$422,339

		$422,339

Appliances — 0.2%

Whirlpool Corp., 6.125%, 6/15/11	$320	$313,451

		$313,451

Banks — 3.6%

Bank of America Corp., 5.65%, 5/1/18	$1,150	$1,017,875
Goldman Sachs Group, Inc., 6.15%, 4/1/18(1)	1,290	1,258,003
JPMorgan Chase & Co., 5.15%, 10/1/15(1)	300	296,105
Morgan Stanley, MTN, 6.625%, 4/1/18(1)	1,110	1,108,379
Wachovia Corp., MTN, 5.50%, 5/1/13	780	806,434

		$4,486,796

Beverages — 1.4%

Anheuser-Busch Cos., Inc., 6.45%, 9/1/37(1)	$205	$191,547
Bottling Group, LLC, 6.95%, 3/15/14	540	616,538
Diageo Capital PLC, 7.375%, 1/15/14(1)	510	577,603
Miller Brewing Co., 5.50%, 8/15/13(2)	365	361,220

		$1,746,908

Broadcasting and Cable — 1.0%

Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	$680	$796,609
Time Warner Cable, Inc., 8.75%, 2/14/19	360	420,084

		$1,216,693

Building and Development — 0.1%

K. Hovnanian Enterprises, Inc., 6.50%, 1/15/14	$300	$157,500

		$157,500

Chemicals — 0.7%

E.I. Du Pont de Nemours & Co., 4.75%, 3/15/15(1)	$870	$903,264

		$903,264

Communications Services — 1.0%

AT&T, Inc., 4.85%, 2/15/14(1)	$165	$171,314
AT&T, Inc., 6.70%, 11/15/13(1)	475	522,152
Telecom Italia Capital, 6.175%, 6/18/14(1)	500	506,172

		$1,199,638

Computers — 0.4%

Hewlett-Packard Co., 4.50%, 3/1/13(1)	$505	$525,469

		$525,469

Diversified Manufacturing — 1.1%

Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$56,768
Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	1,310	1,331,361

		$1,388,129

Drugs — 1.0%

Abbott Laboratories, 6.00%, 4/1/39(1)	$420	$445,074
McKesson Corp., 6.50%, 2/15/14	340	363,114
Merck & Co. Inc, MTN, 5.76%, 5/3/37	335	352,602
Novartis Capital Corp., 4.125%, 2/10/14	145	149,414

		$1,310,204

Financial Services — 4.5%

American Express Credit Corp., 7.30%, 8/20/13	$605	$629,581
American General Finance Corp., MTN, 5.40%, 12/1/15(1)	1,475	795,320
Bear Stearns Co., Inc., 7.25%, 2/1/18	955	1,008,168
CIT Group, Inc., 5.80%, 10/1/36	215	115,748
CIT Group, Inc., 12.00%, 12/18/18(1)(2)	330	155,180
Citigroup, Inc., 5.85%, 8/2/16	745	662,295
Citigroup, Inc., 8.50%, 5/22/19	185	188,501
General Electric Capital Corp., 5.625%, 5/1/18(1)	1,000	947,392
HSBC Finance Corp., 5.25%, 1/14/11(1)	775	780,516
Western Union Co., 6.50%, 2/26/14	410	438,034

		$5,720,735

Foods — 3.6%

Campbell Soup Co., 4.50%, 2/15/19(1)	$245	$241,324
Kraft Foods, Inc., 6.875%, 1/26/39(1)	650	690,262
Kroger Co., 6.80%, 4/1/11	595	630,163
McDonald’s Corp., 5.80%, 10/15/17(1)	865	945,346
Safeway, Inc., 6.25%, 3/15/14	510	547,861

See notes to financial statements

11

Investment Grade Income Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Foods (continued)

SUPERVALU, Inc., 8.00%, 5/1/16(1)	$675	$658,125
Yum! Brands, Inc., 6.25%, 3/15/18(1)	830	855,416

		$4,568,497

Health Services — 0.4%

Laboratory Corp. of America, 5.50%, 2/1/13	$545	$535,300

		$535,300

Insurance — 1.2%

Prudential Financial, Inc., MTN, 6.00%, 12/1/17(1)	$605	$570,075
The Travelers Cos., Inc., 5.80%, 5/15/18(1)	875	900,949

		$1,471,024

Lodging and Gaming — 0.2%

MGM Mirage, Inc., 8.50%, 9/15/10	$300	$273,750

		$273,750

Office Equipment and Supplies — 0.3%

Xerox Corp., 8.25%, 5/15/14(1)	$380	$395,541

		$395,541

Oil and Gas-Equipment and Services — 2.9%

Marathon Oil Corp., 6.50%, 2/15/14(1)	$90	$96,310
Marathon Oil Corp., 7.50%, 2/15/19(1)	215	235,069
Northwest Natural Gas Co., MTN, 6.65%, 11/10/27	1,570	1,589,243
Transocean, Inc., 7.375%, 4/15/18	650	719,904
Ultramar Diamond Shamrock Corp., 6.75%, 10/15/37	955	960,417

		$3,600,943

Pipelines — 0.5%

Kinder Morgan Energy Partners, L.P., 5.85%, 9/15/12	$640	$667,700

		$667,700

Retail-Drug Stores — 0.7%

CVS Caremark Corp., 5.75%, 6/1/17(1)	$640	$644,320
Walgreen Co., 5.25%, 1/15/19(1)	240	250,132

		$894,452

Retail-Specialty and Apparel — 1.7%

Costco Wholesale Corp., 5.50%, 3/15/17(1)	$730	$774,044
Staples, Inc., 9.75%, 1/15/14(1)	520	581,339
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	700	754,878

		$2,110,261

Tobacco — 1.1%

Altria Group, Inc., 9.95%, 11/10/38(1)	$440	$509,241
Philip Morris International, Inc., 5.65%, 5/16/18(1)	870	913,518

		$1,422,759

Transportation — 0.5%

Ryder System, Inc., MTN, 7.20%, 9/1/15(1)	$570	$571,978

		$571,978

Utilities — 1.5%

Dominion Resources, Inc., 8.875%, 1/15/19	$485	$579,351
Georgia Power Co., 5.70%, 6/1/17(1)	565	605,917
Southern California Edison Co., 4.15%, 9/15/14(1)	150	152,566
Southern California Edison Co., 6.05%, 3/15/39(1)	490	527,809

		$1,865,643

Total Corporate Bonds
(identified cost $37,244,679)		$37,768,974

Agency Mortgage-Backed Securities — 29.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp., Gold Pool #B10129, 3.50%, 10/1/18	$548	$540,907
Federal Home Loan Mortgage Corp., Gold Pool #E00421, 6.00%, 3/1/11	27	28,190
Federal Home Loan Mortgage Corp., Gold Pool #E00598, 5.50%, 12/1/13	293	306,592
Federal Home Loan Mortgage Corp., Gold Pool #E00617, 5.50%, 1/1/14	484	507,164
Federal Home Loan Mortgage Corp., Gold Pool #G04309, 5.50%, 5/1/38	7,317	7,561,904
Federal Home Loan Mortgage Corp., Gold Pool #G18176, 5.00%, 4/1/22	3,054	3,169,371

See notes to financial statements

12

Investment Grade Income Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp., PAC CMO, Series 2534, Class HG, 4.50%, 4/15/16	$269	$273,436
Federal Home Loan Mortgage Corp., PAC CMO, Series 2939, Class HP, 5.00%, 4/15/28	241	249,216
Federal National Mortgage Association, Pool #256673, 5.50%, 4/1/37	5,410	5,592,842
Federal National Mortgage Association, Pool #257169, 4.50%, 3/1/38	4,126	4,117,139
Federal National Mortgage Association, Pool #448183, 5.50%, 10/1/13	54	56,296
Federal National Mortgage Association, Pool #535454, 6.00%, 2/1/15	106	112,777
Federal National Mortgage Association, Pool #545937, 6.00%, 6/1/14	91	96,520
Federal National Mortgage Association, Pool #545948, 6.00%, 12/1/14	69	73,095
Federal National Mortgage Association, Pool #889040, 5.00%, 6/1/37	2,955	3,012,777
Federal National Mortgage Association, Pool #918109, 5.00%, 5/1/37	6,107	6,223,818
Federal National Mortgage Association, Pool #929009, 6.00%, 1/1/38	4,281	4,482,223
Government National Mortgage Association, PAC CMO, Series 1998-14, Class PH, 6.50%, 6/20/28	775	830,075
Government National Mortgage Association, Pool #781412, 6.50%, 2/15/17	307	329,661

Total Agency Mortgage-Backed Securities
(identified cost $35,771,579)		$37,564,003

Commercial Mortgage-Backed Securities — 6.5%

	Principal
	Amount
Security	(000’s omitted)	Value

CSFB, Series 2003-C3, Class A3, 3.382%, 5/15/38	$290	$291,866
GECMC, Series 2002-2A, Class A2, 4.97%, 8/11/36	411	414,270
GECMC, Series 2002-3A, Class A1, 4.229%, 12/10/37	336	336,970
L-UCMT, Series 2002-C4, Class A3, 4.071%, 9/15/26	316	311,558
L-UCMT, Series 2004-C6, Class A6, 5.02%, 8/15/29	940	795,035
L-UCMT, Series 2004-C8, Class A3, 4.435%, 12/15/29	910	877,103
MLMT, Series 2003-Key1, Class A3, 4.893%, 11/12/35	1,405	1,372,736
MLMT, Series 2005-MCP1, Class AM, 4.805%, 6/12/43	1,225	765,005
NASC, Series 1998-D6, Class A1B, 6.59%, 3/15/30	16	15,713
SBM7, Series 2000-C3, Class A2, 6.592%, 12/18/33	602	615,356
WBCMT, Series 2003-C4, Class A2, 4.566%, 4/15/35	831	798,851
WBCMT, Series 2004-C10, Class A4, 4.748%, 2/15/41	450	414,383
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42	1,350	1,164,685

Total Commercial Mortgage-Backed Securities
(identified cost $8,830,369)		$8,173,531

Asset-Backed Securities — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value

HAROT, Series 2008-1, Class A4, 4.88%, 9/18/14	$600	$625,241
HART, Series 2008-A, Class A4, 5.48%, 11/17/14	600	594,873

Total Asset-Backed Securities
(identified cost $1,199,717)		$1,220,114

U.S. Government Agency Bonds — 2.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank, 2.25%, 4/13/12	$1,140	$1,153,911
Federal National Mortgage Association, 4.75%, 11/19/12	1,750	1,904,723

Total U.S. Government Agency Bonds
(identified cost $2,945,681)		$3,058,634

U.S. Treasury Obligations — 26.7%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 4.50%, 2/15/36	$3,100	$3,194,454
U.S. Treasury Bond, 6.375%, 8/15/27	8,000	10,100,008
U.S. Treasury Note, 1.50%, 12/31/13	300	289,055
U.S. Treasury Note, 1.75%, 11/15/11	1,415	1,430,484
U.S. Treasury Note, 3.50%, 11/15/09	3,500	3,542,658

See notes to financial statements

13

Investment Grade Income Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Note, 4.25%, 8/15/13	$1,110	$1,200,448
U.S. Treasury Note, 4.50%, 2/28/11	1,500	1,590,645
U.S. Treasury Note, 4.625%, 2/15/17	7,385	8,037,539
U.S. Treasury Note, 4.875%, 8/15/16	4,000	4,423,440

Total U.S. Treasury Obligations
(identified cost $32,504,808)		$33,808,731

Preferred Securities — 1.4%

Security	Shares	Value

Banks — 0.7%

Bank of America Corp., Series I, 6.625%	30,000	$502,500
PNC Financial Services Group, Inc., Series F, 9.875%(1)(3)	17,000	428,400

		$930,900

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 5.94%(2)(3)	8,000	$777,798

		$777,798

Insurance — 0.1%

RAM Holdings, Ltd., Series A, 7.50%(4)	2,000	$103,250

		$103,250

Total Preferred Securities
(identified cost $3,593,568)		$1,811,948

Interest Rate Swaptions — 0.1%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.81%	2/11/10	$6,000,000	$90,360

Total Interest Rate Swaptions
(identified cost $178,812)			$90,360

Short-Term Investments — 11.4%

	Interest
Description	(000’s Omitted)	Value

Cash Management Portfolio, 0.00%(5)	$1,673	$1,672,852
Eaton Vance Cash Collateral Fund, LCC, 0.58%(5)(6)	12,746	12,746,325

Total Short-Term Investments
(identified cost $14,419,177)		$14,419,177

Total Investments — 109.1%
(identified cost $136,688,390)		$137,915,472

Other Assets, Less Liabilities — (9.1)%		$(11,487,394)

Net Assets — 100.0%		$126,428,078

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CMO - Collateralized Mortgage Obligations

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

GECMC - General Electric Commercial Mortgage Corporation

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

L-UCMT - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MTN - Medium-Term Note

NASC - Nomura Asset Securities Corporation

PAC - Planned Amortization Class

PPTT - Preferred Pass-Through Trust 2006

SBM7 - Salomon Brothers Mortgage Securities VII, Inc.

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)	All or a portion of this security was on loan at June 30, 2009.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities is $1,294,198 or 1.0% of the Portfolio’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2009.

(4)	Non-income producing.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

(6)	The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at June 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

14

Investment Grade Income Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value including $12,475,548 of securities on loan (identified cost, $122,269,213)	$123,496,295
Affiliated investments, at value (identified cost, $14,419,177)	14,419,177
Interest and dividends receivable	1,356,073
Interest receivable from affiliated investments	67
Receivable for investments sold	1,012,473
Securities lending income receivable	3,112
Receivable for open swap contracts	22,598

Total assets	$140,309,795

Liabilities

Collateral for securities loaned	$12,746,325
Payable for investments purchased	937,354
Payable for open swap contracts	109,336
Payable to affiliates:
Investment adviser fee	46,817
Trustees’ fees	1,710
Accrued expenses	40,175

Total liabilities	$13,881,717

Net Assets applicable to investors’ interest in Portfolio	$126,428,078

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$125,287,734
Net unrealized appreciation	1,140,344

Total	$126,428,078

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Interest	$3,475,394
Dividends	69,854
Securities lending income, net	1,172
Interest allocated from affiliated investments	13,867
Expenses allocated from affiliated investments	(10,825)

Total investment income	$3,549,462

Expenses

Investment adviser fee	$308,864
Trustees’ fees and expenses	3,420
Custodian fee	45,834
Legal and accounting services	31,753
Miscellaneous	3,203

Total expenses	$393,074

Net investment income	$3,156,388

Realized and Unrealized Gain (Loss)

Net realized gain (loss)—
Investment transactions	$(336,267)
Investment transactions allocated from affiliated investments	(21,303)
Financial futures contracts	(270,178)
Swap contracts	6,310

Net realized loss	$(621,438)

Change in unrealized appreciation (depreciation)—
Investments	$(1,589,881)
Financial futures contracts	648,839
Swap contracts	53,938

Net change in unrealized appreciation (depreciation)	$(887,104)

Net realized and unrealized loss	$(1,508,542)

Net increase in net assets from operations	$1,647,846

See notes to financial statements

15

Investment Grade Income Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$3,156,388	$6,645,732
Net realized loss from investment transactions, financial futures contracts and swap contracts	(621,438)	(1,421,456)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(887,104)	725,483

Net increase in net assets from operations	$1,647,846	$5,949,759

Capital transactions —
Contributions	$27,831,111	$49,802,842
Withdrawals	(45,817,032)	(38,689,413)

Net increase (decrease) from capital transactions	$(17,985,921)	$11,113,429

Net increase (decrease) in net assets	$(16,338,075)	$17,063,188

Net Assets

At beginning of period	$142,766,153	$125,702,965

At end of period	$126,428,078	$142,766,153

See notes to financial statements

16

Investment Grade Income Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.57	%(2)	0.57%	0.73%	0.76%	0.76%	0.75%
Net investment income	4.49	%(2)	4.82%	4.50%	4.12%	3.48%	3.43%
Portfolio Turnover	48	%(3)	70%	130%	93%	66%	71%

Total Return	1.19	%(3)	4.66%	5.56%	3.27%	2.15%	3.98%

Net assets, end of period (000’s omitted)	$126,428		$142,766	$125,703	$108,501	$104,581	$100,278

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

17

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 50.2% and 10.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counter-party, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a

18

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities by a third party pricing service as described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

I  Credit Default Swaps — The Portfolio may enter into credit default swap contacts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a

19

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

J  Swaptions — The Portfolio may purchase swaptions for the purpose of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption.

Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate as average daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $319,186 of which $10,322 was allocated from Cash Management and $308,864 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.45% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

20

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the six months ended June 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$31,249,324
U.S. Government and Agency Securities	34,297,314

$65,546,638

Sales

Investments (non-U.S. Government)	$28,212,611
U.S. Government and Agency Securities	49,310,114

$77,522,725

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$136,403,136

Gross unrealized appreciation	$5,656,273
Gross unrealized depreciation	(4,143,937)

Net unrealized appreciation	$1,512,336

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, credit default swaps and swaptions and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at June 30, 2009 is as follows:

Credit Default Swaps – Sell Protection

			Notional	Receive
			Amount**	Annual
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

JPMorgan Chase Bank	HSBC Capital Funding LP (Preferred), 144A, 9.547% to 6/1/10	A1/A	$2,000	0.350%	6/20/2011	$(63,797)

HSBC Bank, USA	Pulte Homes, Inc., 7.875%, 8/1/11	Ba3/BB	1,000	0.880	6/20/2012	(45,539)

						$(109,336)

Credit Default Swaps – Buy Protection

		Notional	Pay
		Amount	Annual
	Reference	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	omitted)	Rate	Date	Appreciation

JPMorgan Chase Bank	HSBC Bank, PLC, 0.00%, 4/10/12	$2,000	0.095%	6/20/2011	$22,598

$22,598

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At June 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,000,000.

At June 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective January 1, 2009. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

21

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate swaptions. The Portfolio may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) by risk exposure at June 30, 2009 was as follows:

		Fair Value

Risk	Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Interest rate	Interest Rate Swaptions	$90,360	$—
Credit	Credit Default Swaps	22,598	109,336

Total		$112,958	$109,336

(1)	Statement of Assets and Liabilities location: Unaffiliated investments at value and Receivable for open swap contracts, respectively.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts.

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of Operations by risk exposure for the six months ended June 30, 2009 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income(2)

Interest rate	Interest Rate Swaptions	$353,813	$406,267
Interest rate	U.S. Treasury Futures	(270,178)	648,839
Credit	Credit Default Swaps	6,310	53,938

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Net realized gain (loss) – Financial futures contracts and Net realized gain (loss) – Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Change in unrealized appreciation (depreciation) – Financial futures contracts and Change in unrealized appreciation (depreciation) – Swap contracts, respectively.

The average notional amount of swaptions, futures contracts and swap contracts outstanding during the six months ended June 30, 2009 was approximately $8,857,000, $2,000,000 and $5,000,000, respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $2,795 for the six months ended June 30, 2009.

At June 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $12,475,548 and $12,746,325, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8   Fair Value Measurements

FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation

22

Investment Grade Income Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds	$—	$37,768,974	$—	$37,768,974
Agency Mortgage-Backed Securities	—	37,564,003	—	37,564,003
Commercial Mortgage-Backed Securities	—	8,173,531	—	8,173,531
Asset-Backed Securities	—	1,220,114	—	1,220,114
U.S. Government Agency Bonds	—	3,058,634	—	3,058,634
U.S. Treasury Obligations	—	33,808,731	—	33,808,731
Preferred Securities	1,034,150	777,798	—	1,811,948
Interest Rate Swaptions	—	90,360	—	90,360
Short-Term Investments	14,419,177	—	—	14,419,177

Total Investments	$15,453,327	$122,462,145	$—	$137,915,472

Credit Default Swaps	$—	$22,598	$—	22,598

Total	$15,453,327	$122,484,743	$—	$137,938,070

Liability Description

Credit Default Swaps	$—	$(109,336)	$—	$(109,336)

Total	$—	$(109,336)	$—	$(109,336)

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

23

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Investment Grade Income Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Investment Grade Income Fund (the “Fund”) invests, with Boston Management and Research (“BMR” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

25

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Portfolio’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Portfolio on the other hand. The Board also concluded that the structure of the management fees, which includes breakpoints, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Investment Grade Income Fund

OFFICERS AND TRUSTEES

Eaton Vance Investment Grade Income Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

Eaton Vance Investment Grade Income Fund

OFFICERS AND TRUSTEES CONT’D

Investment Grade Income Portfolio

Officers Duke E. Laflamme President Thomas H. Luster Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Investment Grade Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2978-8/09	IGISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report June 30, 2009

EATON VANCE LARGE-CAP GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of June 30, 2009
I N V E S T M E N T    U P D A T E
Economic and Market Conditions
•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and

Lewis R. Piantedosi
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager
February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.
• After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]
•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion

•	For the six months ending June 30, 2009, the Fund[2] posted solid double-digit gains but lagged the Russell 1000 Growth Index (the Index). Stock selection gains in the information technology and materials sectors were not enough to offset the drag caused by relatively weaker performance of the holdings in the financials, energy and health care sectors. Overall, sector allocation did not meaningfully impact return comparisons, consistent with our stock-by-stock approach to portfolio construction.
•	Information technology stocks led the market during the first half of 2009 and were among the top-performing groups for the Index and the Fund. Relative strength among Fund holdings was broad-based as a number of individual names across different industry groups outperformed.
•	In the materials sector, the Fund benefited from stock picks in the metals & mining group. The industry stood to gain as small signs of economic stabilization surfaced during the period, and investors favored stocks tied to

Total Return Performance
12/31/08 – 6/30/09

Class A3	10.94%
Class B3	10.82
Class C3	10.62
Class I3	11.19
Russell 1000 Growth Index[1]	11.53
Lipper Large-Cap Growth Funds Average[1]	10.90
See page 3 for more performance information.
[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Large-Cap Growth Fund as of June 30, 2009
I N V E S T M E N T    U P D A T E
the global economic recovery and the rebound in emerging markets. An overweighting in the consumer discretionary sector, combined with strong stock selection in hotels and restaurants, also had a beneficial impact on the Fund’s performance.

•	Below-benchmark weightings in the underperforming telecommunication services and utilities sectors helped boost the Fund’s comparative performance. While these areas have tended to serve investors well during bear markets due to the stability of cash flows and dividends, low-growth prospects and macroeconomic headwinds hurt many of these stocks in the market’s rally.

•	Despite the Fund’s modest overweight in financials, Fund holdings in the sector could not match the rapid ascent of the positions in the Index. The Fund’s relatively conservative positioning in stronger financial firms trailed several companies in precarious financial situations that rallied off their stocks’ historic lows.

•	In health care, a biotechnology holding was the biggest detractor, as some disappointing data on the firm’s potential flagship product caused the stock to sell off.
•	While it appears the economy has stabilized and financial markets have improved, the current environment is wrought with uncertainty. The majority of corporate earnings are coming in ahead of expectations—mostly due to cost cutting—and stocks are reacting favorably. Federal stimulus dollars are beginning to work their way into the economy, and the Federal Reserve’s monetary policy is very accommodating. As we head into the second half of 2009, expectations are for further improvement in the economy and corporate earnings. That said, it is likely that going forward the pace of improvements will be bumpy. Much of the stimulus is short-term in nature and, moving into 2010, the economy will have to prove it can grow without artificial stimulus. Regardless of the environment, we remain committed to the Fund’s investment discipline and risk-managed process. Historically, periods of turmoil and stress in the markets have favored large-cap, high-quality companies—a staple of the Eaton Vance Large-Cap Growth Fund strategy.
•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Large-Cap Growth Fund as of June 30, 2009
F U N D    P E R F O R M A N C E

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EALCX	EBLCX	ECLCX	ELCIX

Average Annual Total Returns (at net asset value)

Six Months	10.94%	10.82%	10.62%	11.19%
One Year	-22.99	-23.39	-23.52	-22.80
Five Years	-0.50	-1.21	-1.25	N.A.
Life of Fund†	3.54	2.80	2.77	-12.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	4.59%	5.82%	9.62%	11.19%
One Year	-27.42	-27.22	-24.29	-22.80
Five Years	-1.67	-1.58	-1.25	N.A.
Life of Fund†	2.65	2.80	2.77	-12.94
†	Inception Dates – Class A, Class B, and Class C: 9/9/02; Class I: 5/3/07
[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	1.46%	2.21%	2.21%	1.21%
Net Expense Ratio	1.25	2.00	2.00	1.00
[2]	Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Composition

Top 10 Holdings3

By net assets

Google, Inc., Class A	2.8%
Apple, Inc.	2.8
QUALCOMM, Inc.	2.6
Cisco Systems, Inc.	2.4
Colgate-Palmolive Co.	2.3
PepsiCo, Inc.	2.2
Microsoft Corp.	2.2
Hewlett-Packard Co.	1.8
St. Jude Medical, Inc	1.8
Abbott Laboratories	1.8
[3]	Top 10 Holdings represented 22.7% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings4

By net assets
[4]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

3

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,109.40	$6.54	**
Class B	$1,000.00	$1,108.20	$8.73	**
Class C	$1,000.00	$1,106.20	$10.44	**
Class I	$1,000.00	$1,111.90	$5.24	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.26	**
Class B	$1,000.00	$1,016.50	$8.35	**
Class C	$1,000.00	$1,014.90	$9.99	**
Class I	$1,000.00	$1,019.80	$5.01	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 1.67% for Class B shares, 2.00% for Class C shares and 1.00% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund, expenses would be higher.

4

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Large-Cap Growth Portfolio, at value (identified cost, $99,529,141)	$101,606,186
Receivable for Fund shares sold	226,283
Receivable from affiliate	52,354

Total assets	$101,884,823

Liabilities

Payable for Fund shares redeemed	$177,592
Payable to affiliates:
Distribution and service fees	35,933
Administration fee	12,418
Trustees’ fees	125
Accrued expenses	33,741

Total liabilities	$259,809

Net Assets	$101,625,014

Sources of Net Assets

Paid-in capital	$116,183,359
Accumulated net realized loss from Portfolio	(16,690,939)
Accumulated undistributed net investment income	55,549
Net unrealized appreciation from Portfolio	2,077,045

Total	$101,625,014

Class A Shares

Net Assets	$70,892,008
Shares Outstanding	5,977,742
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.86
Maximum Offering Price Per Share
(100 ÷ 94.25 of $11.86)	$12.58

Class B Shares

Net Assets	$8,081,445
Shares Outstanding	717,324
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.27

Class C Shares

Net Assets	$18,654,152
Shares Outstanding	1,658,805
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.25

Class I Shares

Net Assets	$3,997,409
Shares Outstanding	335,401
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $8,848)	$624,657
Interest allocated from Portfolio	4,812
Securities lending income allocated from Portfolio, net	2,494
Expenses allocated from Portfolio	(315,298)

Net investment income from Portfolio	$316,665

Expenses

Administration fee	$61,642
Distribution and service fees
Class A	70,214
Class B	25,164
Class C	77,824
Trustees’ fees and expenses	250
Custodian fee	16,133
Transfer and dividend disbursing agent fees	75,925
Legal and accounting services	5,943
Printing and postage	13,846
Registration fees	22,505
Miscellaneous	6,284

Total expenses	$375,730

Deduct —
Allocation of expenses to affiliate	$106,955

Total expense reductions	$106,955

Net expenses	$268,775

Net investment income	$47,890

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(5,425,461)
Foreign currency transactions	545

Net realized loss	$(5,424,916)

Change in unrealized appreciation (depreciation) —
Investments	$14,324,365
Foreign currency	2,706

Net change in unrealized appreciation (depreciation)	$14,327,071

Net realized and unrealized gain	$8,902,155

Net increase in net assets from operations	$8,950,045

See notes to financial statements

5

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income (loss)	$47,890	$(87,045)
Net realized loss from investment and foreign currency transactions	(5,424,916)	(11,263,601)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,327,071	(32,153,311)

Net increase (decrease) in net assets from operations	$8,950,045	$(43,503,957)

Distributions to shareholders —
From net realized gain
Class A	$—	$(137,871)
Class B	—	(30,394)
Class C	—	(39,596)
Class I	—	(398)

Total distributions to shareholders	$—	$(208,259)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,105,551	$35,742,901
Class B	1,011,088	2,560,645
Class C	4,857,326	10,136,649
Class I	3,306,767	747,388
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	113,308
Class B	—	25,033
Class C	—	27,072
Class I	—	396
Cost of shares redeemed
Class A	(9,766,199)	(25,557,676)
Class B	(1,322,511)	(3,724,666)
Class C	(3,233,573)	(7,180,458)
Class I	(327,037)	(70,889)
Net asset value of shares exchanged
Class A	362,798	1,029,368
Class B	(362,798)	(1,029,368)
Contingent deferred sales charges
Class B	4,087	1,266

Net increase in net assets from Fund share transactions	$15,635,499	$12,820,969

Net increase (decrease) in net assets	$24,585,544	$(30,891,247)

	Six Months Ended
	June 30, 2009	Year Ended
Net Assets	(Unaudited)	December 31, 2008

At beginning of period	$77,039,470	$107,930,717

At end of period	$101,625,014	$77,039,470

Accumulated undistributed net investment income included in net assets

At end of period	$55,549	$7,659

See notes to financial statements

6

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008		2007	2006		2005		2004

Net asset value — Beginning of period	$10.680		$17.300		$15.530	$14.100		$13.600		$12.390

Income (Loss) From Operations

Net investment income (loss)(1)	$0.015		$0.021		$0.006	$(0.020)		$0.000	(2)	$0.007
Net realized and unrealized gain (loss)	1.165		(6.608)		1.954	1.773		0.902		1.277	(3)

Total income (loss) from operations	$1.180		$(6.587)		$1.960	$1.753		$0.902		$1.284

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Net asset value — End of period	$11.860		$10.680		$17.300	$15.530		$14.100		$13.600

Total Return(4)	10.94	%(11)	(38.08)%		12.60%	12.42	%(5)	6.60%		10.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$70,892		$52,923		$71,184	$45,236		$20,037		$15,829
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)(7)	1.25	%(8)(9)	1.30	%(8)	1.39%	1.40%		1.40	%(8)	1.40	%(8)
Net investment income (loss)	0.29	%(9)	0.15%		0.04%	(0.14)%		0.00	%(10)	0.06%
Portfolio Turnover of the Portfolio	35	%(11)	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.001.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.26%, 0.16%, less than 0.01% and 0.01% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2005 and 2004, respectively).

(9)	Annualized.

(10)	Amount is less than 0.01%.

(11)	Not annualized.

See notes to financial statements

7

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008		2007	2006		2005		2004

Net asset value — Beginning of period	$10.170		$16.580		$15.010	$13.730		$13.360		$12.260

Income (Loss) From Operations

Net investment loss(1)	$(0.007)		$(0.085)		$(0.112)	$(0.125)		$(0.101)		$(0.091)
Net realized and unrealized gain (loss)	1.101		(6.293)		1.872	1.728		0.873		1.265	(2)

Total income (loss) from operations	$1.094		$(6.378)		$1.760	$1.603		$0.772		$1.174

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Contingent deferred sales charges(1)	$0.006		$0.001		$—	$—		$—		$—

Net asset value — End of period	$11.270		$10.170		$16.580	$15.010		$13.730		$13.360

Total Return(3)	10.82	%(9)	(38.53)%		11.70%	11.67	%(4)	5.74%		9.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,081		$8,036		$15,802	$12,484		$11,809		$10,104
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.67	%(7)(8)	2.05	%(7)	2.14%	2.15%		2.15	%(7)	2.15	%(7)
Net investment loss	(0.13	)%(8)	(0.62)%		(0.70)%	(0.88)%		(0.75)%		(0.72)%
Portfolio Turnover of the Portfolio	35	%(9)	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.26%, 0.15%, less than 0.01% and 0.01% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2005 and 2004, respectively).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008		2007	2006		2005		2004

Net asset value — Beginning of period	$10.160		$16.590		$15.010	$13.730		$13.360		$12.270

Income (Loss) From Operations

Net investment loss(1)	$(0.024)		$(0.083)		$(0.114)	$(0.127)		$(0.101)		$(0.092)
Net realized and unrealized gain (loss)	1.114		(6.314)		1.884	1.730		0.873		1.256	(2)

Total income (loss) from operations	$1.090		$(6.397)		$1.770	$1.603		$0.772		$1.164

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Net asset value — End of period	$11.250		$10.160		$16.590	$15.010		$13.730		$13.360

Total Return(3)	10.62	%(9)	(38.56)%		11.77%	11.67	%(4)	5.74%		9.49%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,654		$15,424		$20,818	$13,146		$7,606		$6,217
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.00	%(7)(8)	2.05	%(7)	2.14%	2.15%		2.15	%(7)	2.15	%(7)
Net investment loss	(0.47	)%(8)	(0.60)%		(0.70)%	(0.88)%		(0.75)%		(0.73)%
Portfolio Turnover of the Portfolio	35	%(9)	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.26%, 0.16%, less than 0.01% and 0.01% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2005 and 2004, respectively).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

9

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Six Months Ended
	June 30, 2009		Year Ended		Period Ended
	(Unaudited)		December 31, 2008		December 31, 2007(2)

Net asset value — Beginning of period	$10.720		$17.320		$16.290

Income (Loss) From Operations

Net investment income(1)	$0.030		$0.059		$0.010
Net realized and unrealized gain (loss)	1.170		(6.626)		1.210

Total income (loss) from operations	$1.200		$(6.567)		$1.220

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)

Total distributions	$—		$(0.033)		$(0.190)

Net asset value — End of period	$11.920		$10.720		$17.320

Total Return(3)	11.19	%(8)	(37.98)%		7.46	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,997		$656		$127
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.00	%(6)(9)	1.05	%(9)	1.14	%(6)
Net investment income	0.56	%(6)	0.44%		0.09	%(6)
Portfolio Turnover of the Portfolio	35	%(8)	84%		46	%(7)

(1)	Computed using average shares outstanding.

(2)	For the period from the start of business, May 3, 2007, to December 31, 2007.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2007.

(8)	Not annualized.

(9)	The administrator subsidized certain operating expenses (equal to 0.26% and 0.16% of average daily net assets for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively).

See notes to financial statements

10

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of June 30, 2009, the Fund offered four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective July 31, 2009, the Fund began offering Class R shares, which are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (85.1% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,984,016 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $2,352,020 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

11

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $61,642. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25%, 2.00%, 2.00% and 1.00% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $106,955 of the Fund’s operating expenses for the six months ended June 30, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $3,129 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,677 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $70,214 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respectively class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the six months ended June 30, 2009

12

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

with respect to Class B. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $15,882 and $58,368 for Class B and Class C shares, representing 0.43% and 0.75% (annualized) of the average daily net assets of Class B and Class C shares, respectively. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,000 and $1,289,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $9,282 and $19,456 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $300, $17,000 and $3,600 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $4,087 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,917,453 and $15,137,639, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	1,922,930	2,627,820
Issued to shareholders electing to receive payments of distributions in Fund shares	—	7,358
Redemptions	(934,909)	(1,867,322)
Exchanges from Class B shares	34,367	72,948

Net increase	1,022,388	840,804

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	95,486	198,587
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,698
Redemptions	(132,565)	(286,209)
Exchange to Class A shares	(36,136)	(76,398)

Net decrease	(73,215)	(162,322)

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	465,342	805,857
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,835
Redemptions	(323,856)	(545,359)

Net increase	141,486	262,333

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	304,883	59,567
Issued to shareholders electing to receive payments of distributions in Fund shares	—	25
Redemptions	(30,697)	(5,705)

Net increase	274,186	53,887

13

Eaton Vance Large-Cap Growth Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not indentified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Large-Cap Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.1%

Security	Shares	Value

Aerospace & Defense — 3.0%

Lockheed Martin Corp.	12,500	$1,008,125
Rockwell Collins, Inc.	30,500	1,272,765
United Technologies Corp.	25,700	1,335,372

		$3,616,262

Air Freight & Logistics — 1.8%

Expeditors International of Washington, Inc.	41,300	$1,376,942
FedEx Corp.	14,400	800,928

		$2,177,870

Beverages — 3.9%

Coca-Cola Co. (The)	41,700	$2,001,183
PepsiCo, Inc.	48,850	2,684,796

		$4,685,979

Biotechnology — 1.5%

Amgen, Inc.(1)	33,500	$1,773,490

		$1,773,490

Capital Markets — 1.0%

Northern Trust Corp.	22,700	$1,218,536

		$1,218,536

Chemicals — 0.7%

Monsanto Co.	11,900	$884,646

		$884,646

Commercial Banks — 1.0%

PNC Financial Services Group, Inc.	30,200	$1,172,062

		$1,172,062

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	44,500	$1,253,120

		$1,253,120

Communications Equipment — 8.2%

Brocade Communications Systems, Inc.(1)	218,000	$1,704,760
Cisco Systems, Inc.(1)	154,200	2,874,288
QUALCOMM, Inc.	69,200	3,127,840
Research In Motion, Ltd.(1)	10,000	710,500
Telefonaktiebolaget LM Ericsson ADR	140,000	1,369,200

		$9,786,588

Computers & Peripherals — 6.3%

Apple, Inc.(1)	23,500	$3,347,105
Hewlett-Packard Co.	56,500	2,183,725
International Business Machines Corp.	19,000	1,983,980

		$7,514,810

Construction & Engineering — 1.3%

Fluor Corp.	30,000	$1,538,700

		$1,538,700

Consumer Finance — 1.1%

Discover Financial Services	123,500	$1,268,345

		$1,268,345

Distributors — 1.2%

LKQ Corp.(1)	88,000	$1,447,600

		$1,447,600

Diversified Financial Services — 2.2%

CME Group, Inc.	4,800	$1,493,328
JPMorgan Chase & Co.	34,400	1,173,384

		$2,666,712

Electrical Equipment — 0.8%

Emerson Electric Co.	28,200	$913,680

		$913,680

Electronic Equipment, Instruments & Components — 1.1%

Agilent Technologies, Inc.(1)	62,500	$1,269,375

		$1,269,375

Energy Equipment & Services — 2.0%

Halliburton Co.	40,600	$840,420
Schlumberger, Ltd.	28,300	1,531,313

		$2,371,733

See notes to financial statements

15

Large-Cap Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Food & Staples Retailing — 2.9%

Walgreen Co.	67,100	$1,972,740
Wal-Mart Stores, Inc.	29,500	1,428,980

		$3,401,720

Food Products — 1.0%

Nestle SA	31,000	$1,170,512

		$1,170,512

Health Care Equipment & Supplies — 7.0%

Becton, Dickinson and Co.	22,500	$1,604,475
Covidien, Ltd.	46,000	1,722,240
Medtronic, Inc.	40,000	1,395,600
St. Jude Medical, Inc.(1)	52,100	2,141,310
Zimmer Holdings, Inc.(1)	34,300	1,461,180

		$8,324,805

Health Care Providers & Services — 1.1%

UnitedHealth Group, Inc.	52,000	$1,298,960

		$1,298,960

Hotels, Restaurants & Leisure — 1.1%

Starbucks Corp.(1)	96,000	$1,333,440

		$1,333,440

Household Products — 3.3%

Colgate-Palmolive Co.	38,000	$2,688,120
Procter & Gamble Co.	24,800	1,267,280

		$3,955,400

Industrial Conglomerates — 0.9%

3M Co.	18,700	$1,123,870

		$1,123,870

Internet Software & Services — 4.3%

Google, Inc., Class A(1)	8,000	$3,372,720
Yahoo!, Inc.(1)	109,500	1,714,770

		$5,087,490

IT Services — 3.0%

Cognizant Technology Solutions Corp.(1)	43,000	$1,148,100
MasterCard, Inc., Class A	7,900	1,321,749
Western Union Co.	68,500	1,123,400

		$3,593,249

Media — 2.6%

Discovery Communications, Inc., Class A(1)	60,600	$1,366,530
Walt Disney Co.	75,300	1,756,749

		$3,123,279

Metals & Mining — 4.2%

BHP Billiton, Ltd ADR	22,000	$1,204,060
Freeport-McMoRan Copper & Gold, Inc.	34,800	1,743,828
Nucor Corp.	23,900	1,061,877
United States Steel Corp.	27,800	993,572

		$5,003,337

Oil, Gas & Consumable Fuels — 4.1%

Devon Energy Corp.	19,100	$1,040,950
Exxon Mobil Corp.	13,682	956,509
Hess Corp.	31,400	1,687,750
Occidental Petroleum Corp.	18,400	1,210,904

		$4,896,113

Personal Products — 1.3%

Avon Products, Inc.	61,700	$1,590,626

		$1,590,626

Pharmaceuticals — 5.4%

Abbott Laboratories	45,500	$2,140,320
Allergan, Inc.	28,500	1,356,030
Johnson & Johnson	27,500	1,562,000
Shire PLC ADR	34,400	1,426,912

		$6,485,262

Professional Services — 0.8%

Equifax, Inc.	38,000	$991,800

		$991,800

Road & Rail — 1.1%

Burlington Northern Santa Fe Corp.	17,500	$1,286,950

		$1,286,950

See notes to financial statements

16

Large-Cap Growth Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.8%

ASML Holding NV	57,900	$1,253,535
Atheros Communications, Inc.(1)	59,000	1,135,160
Broadcom Corp., Class A(1)	52,000	1,289,080
Intel Corp.	87,000	1,439,850
NVIDIA Corp.(1)	161,000	1,817,690

		$6,935,315

Software — 5.2%

McAfee, Inc.(1)	38,000	$1,603,220
Microsoft Corp.	111,420	2,648,453
Oracle Corp.	89,500	1,917,090

		$6,168,763

Specialty Retail — 4.8%

American Eagle Outfitters, Inc.	94,600	$1,340,482
Bed Bath & Beyond, Inc.(1)	39,500	1,214,625
Best Buy Co., Inc.	52,400	1,754,876
Staples, Inc.	68,300	1,377,611

		$5,687,594

Textiles, Apparel & Luxury Goods — 1.1%

Nike, Inc., Class B	24,900	$1,289,322

		$1,289,322

Total Common Stocks
(identified cost $116,584,946)		$118,307,315

Short-Term Investments — 1.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$2,077	$2,076,768

Total Short-Term Investments
(identified cost $2,076,768)		$2,076,768

Total Investments — 100.9%
(identified cost $118,661,714)		$120,384,083

Other Assets, Less Liabilities — (0.9)%		$(1,033,297)

Net Assets — 100.0%		$119,350,786

The percentage shown for each investment category in the Portfolio of Investment is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

17

Large-Cap Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $116,584,946)	$118,307,315
Affiliated investment, at value (identified cost, $2,076,768)	2,076,768
Dividends receivable	120,900
Interest receivable from affiliated investment	32
Receivable for investments sold	1,687,658
Tax reclaims receivable	23,988

Total assets	$122,216,661

Liabilities

Payable for investments purchased	$2,768,777
Payable to affiliates:
Investment adviser fee	65,258
Trustees’ fees	1,158
Accrued expenses	30,682

Total liabilities	$2,865,875

Net Assets applicable to investors’ interest in Portfolio	$119,350,786

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$117,624,748
Net unrealized appreciation	1,726,038

Total	$119,350,786

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $10,592)	$746,876
Securities lending income, net	2,766
Interest allocated from affiliated investment	5,750
Expenses allocated from affiliated investment	(4,417)

Total investment income	$750,975

Expenses

Investment adviser fee	$321,372
Trustees’ fees and expenses	2,315
Custodian fee	32,471
Legal and accounting services	13,813
Miscellaneous	2,196

Total expenses	$372,167

Net investment income	$378,808

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(6,731,034)
Investment transactions allocated from affiliated investment	68
Foreign currency transactions	657

Net realized loss	$(6,730,309)

Change in unrealized appreciation (depreciation) —
Investments	$17,283,846
Foreign currency	3,220

Net change in unrealized appreciation (depreciation)	$17,287,066

Net realized and unrealized gain	$10,556,757

Net increase in net assets from operations	$10,935,565

See notes to financial statements

18

Large-Cap Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$378,808	$780,885
Net realized loss from investment and foreign currency transactions	(6,730,309)	(14,306,227)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	17,287,066	(38,261,566)

Net increase (decrease) in net assets from operations	$10,935,565	$(51,786,908)

Capital transactions —
Contributions	$32,548,670	$59,079,271
Withdrawals	(17,257,952)	(42,288,759)

Net increase from capital transactions	$15,290,718	$16,790,512

Net increase (decrease) in net assets	$26,226,283	$(34,996,396)

Net Assets

At beginning of period	$93,124,503	$128,120,899

At end of period	$119,350,786	$93,124,503

See notes to financial statements

19

Large-Cap Growth Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.77	%(2)	0.76%	0.75%	0.78%		0.82	%(3)	0.85	%(3)
Net investment income	0.77	%(2)	0.69%	0.67%	0.48%		0.58%		0.58%
Portfolio Turnover	35	%(5)	84%	46%	56%		55%		45%

Total Return	11.21	%(5)	(37.73)%	13.30%	13.14	%(4)	7.23%		10.98%

Net assets, end of period (000’s omitted)	$119,351		$93,125	$128,121	$84,017		$39,588		$32,162

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

(5)	Not annualized.

See notes to financial statements

20

Large-Cap Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Large-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 85.1% and 4.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The third party pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and

21

Large-Cap Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $325,581 of which $4,209 was allocated from Cash Management and $321,372 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio’s average daily net assets.

22

Large-Cap Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $54,115,403 and $34,391,512, respectively, for six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal tax income tax basis, were as follows:

Aggregate cost	$118,770,092

Gross unrealized appreciation	$9,132,028
Gross unrealized depreciation	(7,518,037)

Net unrealized appreciation	$1,613,991

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $773 for the six months ended June 30, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At June 30, 2009, the Portfolio had no securities on loan.

7   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Large-Cap Growth Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant		Significant
	Markets for	Other		Unobser-
	Identical	Observable		vable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Food Products	$—	$1,170,512		$—	$1,170,512
Others	117,136,803	—		—	117,136,803

Total Common Stocks	$117,136,803	$1,170,512	*	$—	$118,307,315
Short-Term Investments	2,076,768	—		—	2,076,768

Total Investments	$119,213,571	$1,170,512		$—	$120,384,083

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not indentified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

26

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance Large-Cap Growth Fund

OFFICERS AND TRUSTEES

Eaton Vance Large-Cap Growth Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Eaton Vance Large-Cap Growth Fund

OFFICERS AND TRUSTEES CONT’D

Large-Cap Growth Portfolio

Officers Duncan W. Richardson President	Trustees Ralph F. Verni Chairman
Lewis R. Piantedosi Vice President Barbara E. Campbell Treasurer	Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman
Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	William H. Park Ronald A. Pearlman Helen Frame Peters
Heidi L. Steiger
Lynn A. Stout

29

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Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Large-Cap Growth Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1559-8/09	LCCSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more

Michael R. Mach, CFA Portfolio Manager
comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	Amid the mixed market environment that characterized the six-month period ending June 30, 2009, the Fund[2] lagged its benchmark—the Russell 1000 Value Index (the Index)—and also trailed the Lipper Large-Cap Value Funds Average.[1] As illustrated by the table on page 3, the Fund’s standing (for Class A shares) within its peer category slipped on a short-term basis. However, its stronger longer-term record remained intact.

•	While we were pleased to see the market rally during the early spring, the upturn was led by what we consider “lower-quality” stocks—some with negative price-to-earnings ratios, lower market capitalizations or leveraged balance sheets. However, we believe such low-quality rallies are unsustainable and that investing for the short term rarely has a successful outcome.

•	On the whole, the Fund’s underperformance versus the Index during the past six months was driven primarily by stock selection in the financials sector. In fact, the Fund’s top four individual detractors were financials stocks, two of them from the insurance industry, where the Fund was particularly hard hit. The Fund’s underweighting in the sector on average during the past six months further detracted from relative performance.

Total Return Performance
12/31/08 – 6/30/09

Class A3	-3.67%
Class B3	-4.07
Class C3	-4.05
Class I3	-3.61
Class R3	-3.86
Russell 1000 Value Index[1]	-2.87
Lipper Large-Cap Value Funds Average[1]	0.92
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Large-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

Eaton Vance Large-Cap Value Fund   as of June 30, 2009
INVESTMENT UPDATE

•	Fund performance was also negatively affected by the sharp recovery in the consumer discretionary sector. Though roughly equally weighted with the Russell benchmark on average during the six-month period, the Fund’s holdings in the sector significantly underperformed their counterparts in the Index. The Fund was more-defensively positioned within this economically sensitive—or “cyclical”—area of the market at a time when investors became less risk averse.

•	On the upside, stock selection in energy and industrials were key contributors on a relative basis, while a sizable overweighting in information technology—the Index’s best-performing sector—also positively impacted performance.

•	Management continued to seek stocks of market-leading companies with strong franchises, solid balance sheets, good growth prospects and discount valuations in an effort to provide long-term returns. We recognize that no fund is going to work in every environment, but by consistently adhering to this approach in good times and in bad, the Fund has historically provided shareholders with solid returns over time, as our long-term track record attests.

•	As a fellow shareholder, I thank you for your continued confidence and participation in the Fund.
Portfolio Composition

Top 10 Holdings2

By net assets

JPMorgan Chase & Co.	2.7%
Wells Fargo & Co.	2.7
Exxon Mobil Corp.	2.6
Total SA	2.5
Hewlett-Packard Co.	2.5
Chevron Corp.	2.5
AT&T, Inc.	2.4
Occidental Petroleum Corp.	2.4
Nestle SA	2.3
Bank of America Corp.	2.2

[2]	Top 10 Holdings represented 24.8% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings3

By net assets
[3]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Large-Cap Value Fund   as of June 30, 2009

FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EHSTX	EMSTX	ECSTX	EILVX	ERSTX

Average Annual Total Returns (at net asset value)

Six Months	-3.67%	-4.07%	-4.05%	-3.61%	-3.86%
One Year	-32.02	-32.54	-32.55	-31.77	-32.19
Five Years	0.55	-0.20	-0.19	N.A.	0.31
Ten Years	2.11	1.33	1.33	N.A.	N.A.
Life of Fund†	8.94	7.31	7.40	-1.44	0.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-9.22%	-8.83%	-5.00%	-3.61%	-3.86%
One Year	-35.94	-35.88	-33.22	-31.77	-32.19
Five Years	-0.63	-0.57	-0.19	N.A.	0.31
Ten Years	1.50	1.33	1.33	N.A.	N.A.
Life of Fund†	8.86	7.31	7.40	-1.44	0.18

† Inception Dates – Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04
[1]	Six-month returns are cumulative. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.00%	1.75%	1.75%	0.75%	1.25%

[2] Source: Prospectus dated 5/1/09.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Lipper Quintile Rankings3

By total return as of 6/30/09
EATON VANCE LARGE-CAP VALUE FUND - CLASS A
LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION

Period	Quintile	Ranking

1 Year	5th	524 of 564 funds

3 Years	1st	88 of 485 funds

5 Years	1st	17 of 410 funds

10 Years	1st	12 of 191 funds
[3]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$963.30	$5.16
Class B	$1,000.00	$959.30	$8.74
Class C	$1,000.00	$959.50	$8.75
Class I	$1,000.00	$963.90	$3.94
Class R	$1,000.00	$961.40	$6.32

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.31
Class B	$1,000.00	$1,015.90	$9.00
Class C	$1,000.00	$1,015.90	$9.00
Class I	$1,000.00	$1,020.80	$4.06
Class R	$1,000.00	$1,018.30	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, 0.81% for Class I shares and 1.30% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Large-Cap Value Portfolio, at value (identified cost, $12,182,652,564)	$12,227,594,274
Receivable for Fund shares sold	76,144,021

Total assets	$12,303,738,295

Liabilities

Payable for Fund shares redeemed	$29,185,908
Payable to affiliates:
Distribution and service fees	2,430,108
Trustees’ fees	124
Accrued expenses	2,533,839

Total liabilities	$34,149,979

Net Assets	$12,269,588,316

Sources of Net Assets

Paid-in capital	$15,710,587,756
Accumulated net realized loss from Portfolio	(3,486,999,635)
Accumulated undistributed net investment income	1,058,485
Net unrealized appreciation from Portfolio	44,941,710

Total	$12,269,588,316

Class A Shares

Net Assets	$8,280,599,782
Shares Outstanding	597,990,959
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.85
Maximum Offering Price Per Share
(100 ÷ 94.25 of $13.85)	$14.69

Class B Shares

Net Assets	$118,894,719
Shares Outstanding	8,582,534
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.85

Class C Shares

Net Assets	$642,799,977
Shares Outstanding	46,406,266
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.85

Class I Shares

Net Assets	$2,976,724,244
Shares Outstanding	214,422,098
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.88

Class R Shares

Net Assets	$250,569,594
Shares Outstanding	18,116,769
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.83

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $4,970,164)	$164,998,244
Interest allocated from Portfolio	1,169,294
Securities lending income allocated from Portfolio, net	2,550,096
Expenses allocated from Portfolio	(31,592,773)

Total investment income from Portfolio	$137,124,861

Expenses

Distribution and service fees
Class A	$8,879,197
Class B	602,299
Class C	2,983,815
Class R	547,006
Trustees’ fees and expenses	250
Custodian fee	28,000
Transfer and dividend disbursing agent fees	9,111,494
Legal and accounting services	34,334
Printing and postage	959,828
Registration fees	291,736
Miscellaneous	16,500

Total expenses	$23,454,459

Net investment income	$113,670,402

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(1,802,997,815)
Foreign currency transactions	481,921

Net realized loss	$(1,802,515,894)

Change in unrealized appreciation (depreciation) —
Investments	$1,417,098,056
Foreign currency	66,924

Net change in unrealized appreciation (depreciation)	$1,417,164,980

Net realized and unrealized loss	$(385,350,914)

Net decrease in net assets from operations	$(271,680,512)

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$113,670,402	$136,966,097
Net realized loss from investment and foreign currency transactions	(1,802,515,894)	(1,624,001,289)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,417,164,980	(2,475,517,411)

Net decrease in net assets from operations	$(271,680,512)	$(3,962,552,603)

Distributions to shareholders —
From net investment income
Class A	$(77,885,993)	$(104,306,183)
Class B	(801,586)	(1,346,486)
Class C	(4,170,943)	(5,105,998)
Class I	(29,785,283)	(22,573,457)
Class R	(2,139,405)	(2,262,349)
From net realized gain
Class A	—	(2,332,816)
Class B	—	(30,114)
Class C	—	(114,196)
Class I	—	(504,857)
Class R	—	(50,598)

Total distributions to shareholders	$(114,783,210)	$(138,627,054)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,559,896,464	$6,746,428,792
Class B	5,840,118	30,518,067
Class C	99,328,371	422,101,910
Class I	1,268,394,238	2,436,137,828
Class R	67,730,128	216,768,966
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	64,519,887	86,967,427
Class B	643,428	1,088,789
Class C	2,805,736	3,413,925
Class I	18,115,237	15,850,876
Class R	1,945,829	2,087,989
Cost of shares redeemed
Class A	(1,334,967,591)	(2,221,106,776)
Class B	(16,684,167)	(49,625,405)
Class C	(81,423,977)	(160,430,346)
Class I	(337,866,832)	(381,044,965)
Class R	(26,176,137)	(35,062,268)
Net asset value of shares exchanged
Class A	6,576,736	13,088,016
Class B	(6,576,736)	(13,088,016)

Net increase in net assets from Fund share transactions	$2,292,100,732	$7,114,094,809

Net increase in net assets	$1,905,637,010	$3,012,915,152

	Six Months Ended
	June 30, 2009	Year Ended
Net Assets	(Unaudited)	December 31, 2008

At beginning of period	$10,363,951,306	$7,351,036,154

At end of period	$12,269,588,316	$10,363,951,306

Accumulated undistributed net investment income included in net assets

At end of period	$1,058,485	$2,171,293

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$14.540		$22.520	$21.040	$18.420	$16.880	$14.760

Income (Loss) From Operations

Net investment income(1)	$0.143		$0.289	$0.273	$0.276	$0.214	$0.185
Net realized and unrealized gain (loss)	(0.691)		(7.993)	1.805	3.145	1.716	2.113

Total income (loss) from operations	$(0.548)		$(7.704)	$2.078	$3.421	$1.930	$2.298

Less Distributions

From net investment income	$(0.142)		$(0.270)	$(0.282)	$(0.262)	$(0.198)	$(0.178)
From net realized gain	—		(0.006)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—		—	(0.010)	—	—	—

Total distributions	$(0.142)		$(0.276)	$(0.598)	$(0.801)	$(0.390)	$(0.178)

Net asset value — End of period	$13.850		$14.540	$22.520	$21.040	$18.420	$16.880

Total Return(2)	(3.67	)%(6)	(34.47)%	9.99%	18.81%	11.47%	15.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,280,600		$7,264,003	$5,709,362	$3,369,986	$1,583,242	$709,961
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.06	%(5)	1.00%	0.98%†	1.01%†	1.04%†	1.07%†
Net investment income	2.18	%(5)	1.53%	1.23%	1.39%	1.21%	1.21%
Portfolio Turnover of the Portfolio	33	%(6)	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$14.540		$22.510	$21.040	$18.420	$16.860	$14.740

Income (Loss) From Operations

Net investment income(1)	$0.094		$0.139	$0.103	$0.128	$0.075	$0.071
Net realized and unrealized gain (loss)	(0.695)		(7.980)	1.801	3.146	1.724	2.111

Total income (loss) from operations	$(0.601)		$(7.841)	$1.904	$3.274	$1.799	$2.182

Less Distributions

From net investment income	$(0.089)		$(0.126)	$(0.118)	$(0.115)	$(0.047)	$(0.062)
From net realized gain	—		(0.003)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—		—	(0.010)	—	—	—

Total distributions	$(0.089)		$(0.129)	$(0.434)	$(0.654)	$(0.239)	$(0.062)

Net asset value — End of period	$13.850		$14.540	$22.510	$21.040	$18.420	$16.860

Total Return(2)	(4.07	)%(6)	(34.95)%	9.13%	17.92%	10.68%	14.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,895		$144,129	$261,680	$252,843	$206,114	$159,792
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.80	%(5)	1.75%	1.73%†	1.76%†	1.79%†	1.82%†
Net investment income	1.43	%(5)	0.72%	0.46%	0.65%	0.43%	0.46%
Portfolio Turnover of the Portfolio	33	%(6)	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$14.540		$22.520	$21.040	$18.420	$16.900	$14.790

Income (Loss) From Operations

Net investment income(1)	$0.094		$0.145	$0.106	$0.128	$0.080	$0.071
Net realized and unrealized gain (loss)	(0.692)		(7.994)	1.808	3.146	1.717	2.117

Total income (loss) from operations	$(0.598)		$(7.849)	$1.914	$3.274	$1.797	$2.188

Less Distributions

From net investment income	$(0.092)		$(0.128)	$(0.118)	$(0.115)	$(0.085)	$(0.078)
From net realized gain	—		(0.003)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—		—	(0.010)	—	—	—

Total distributions	$(0.092)		$(0.131)	$(0.434)	$(0.654)	$(0.277)	$(0.078)

Net asset value — End of period	$13.850		$14.540	$22.520	$21.040	$18.420	$16.900

Total Return(2)	(4.05	)%(6)	(34.94)%	9.13%	17.92%	10.64%	14.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$642,800		$654,757	$713,773	$462,469	$234,164	$119,453
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.80	%(5)	1.75%	1.73%†	1.76%†	1.79%†	1.82%†
Net investment income	1.43	%(5)	0.76%	0.48%	0.65%	0.45%	0.46%
Portfolio Turnover of the Portfolio	33	%(6)	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004(1)

Net asset value — Beginning of period	$14.580		$22.550	$21.040	$18.420	$16.880	$16.770

Income (Loss) From Operations

Net investment income(2)	$0.160		$0.343	$0.340	$0.329	$0.300	$0.011
Net realized and unrealized gain (loss)	(0.702)		(7.989)	1.795	3.141	1.672	0.099

Total income (loss) from operations	$(0.542)		$(7.646)	$2.135	$3.470	$1.972	$0.110

Less Distributions

From net investment income	$(0.158)		$(0.317)	$(0.309)	$(0.311)	$(0.240)	$—
From net realized gain	—		(0.007)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—		—	(0.010)	—	—	—

Total distributions	$(0.158)		$(0.324)	$(0.625)	$(0.850)	$(0.432)	$—

Net asset value — End of period	$13.880		$14.580	$22.550	$21.040	$18.420	$16.880

Total Return(3)	(3.61	)%(8)	(34.22)%	10.27%	19.10%	11.73%	0.66	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,976,724		$2,085,283	$549,834	$63,157	$18,590	$249
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	0.81	%(6)	0.75%	0.73%†	0.77%†	0.79%†	0.82	%(6)†
Net investment income	2.43	%(6)	1.92%	1.52%	1.65%	1.65%	6.09	%(6)
Portfolio Turnover of the Portfolio	33	%(8)	61%	35%	52%	72%	56	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2004.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Six Months Ended		Year Ended December 31,
	June 30, 2009						Period Ended
	(Unaudited)		2008	2007	2006	2005	December 31, 2004(1)

Net asset value — Beginning of period	$14.530		$22.490	$21.040	$18.420	$16.890	$15.310

Income (Loss) From Operations

Net investment income(2)	$0.126		$0.246	$0.218	$0.225	$0.187	$0.125
Net realized and unrealized gain (loss)	(0.700)		(7.980)	1.804	3.152	1.697	1.568

Total income (loss) from operations	$(0.574)		$(7.734)	$2.022	$3.377	$1.884	$1.693

Less Distributions

From net investment income	$(0.126)		$(0.221)	$(0.256)	$(0.218)	$(0.162)	$(0.113)
From net realized gain	—		(0.005)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—		—	(0.010)	—	—	—

Total distributions	$(0.126)		$(0.226)	$(0.572)	$(0.757)	$(0.354)	$(0.113)

Net asset value — End of period	$13.830		$14.530	$22.490	$21.040	$18.420	$16.890

Total Return(3)	(3.86	)%(8)	(34.57)%	9.66%	18.55%	11.17%	11.10	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$250,570		$215,779	$116,388	$56,284	$5,521	$664
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	1.30	%(6)	1.25%	1.23%†	1.26%†	1.29%†	1.32	%(6)†
Net investment income	1.93	%(6)	1.33%	0.98%	1.12%	1.05%	0.93	%(6)
Portfolio Turnover of the Portfolio	33	%(8)	61%	35%	52%	72%	56	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	For the period from the commencement of operation, February 18, 2004, to December 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2004.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.1% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,499,034,788 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net currency loss of $137,848 and a net capital loss of $143,829,210 attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be

Eaton Vance Large-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $359,397 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $172,529 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $8,879,197 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $451,724 and $2,237,861 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,665,000 and $71,051,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets

Eaton Vance Large-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $273,503, representing 0.25% (annualized) of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $150,575, $745,954 and $273,503 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $17,000, $185,000 and $154,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,665,778,179 and $1,478,777,216, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	195,128,655	365,439,237
Issued to shareholders electing to receive payments of distributions in Fund shares	5,102,567	4,833,728
Redemptions	(102,230,988)	(125,057,984)
Exchange from Class B shares	511,583	703,381

Net increase	98,511,817	245,918,362

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	443,585	1,624,623
Issued to shareholders electing to receive payments of distributions in Fund shares	51,271	59,226
Redemptions	(1,310,576)	(2,693,461)
Exchange to Class A shares	(511,570)	(703,929)

Net decrease	(1,327,290)	(1,713,541)

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	7,543,581	22,168,833
Issued to shareholders electing to receive payments of distributions in Fund shares	222,483	191,560
Redemptions	(6,378,868)	(9,042,288)

Net increase	1,387,196	13,318,105

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	96,639,569	140,217,363
Issued to shareholders electing to receive payments of distributions in Fund shares	1,418,346	903,033
Redemptions	(26,624,693)	(22,518,009)

Net increase	71,433,222	118,602,387

Eaton Vance Large-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	June 30, 2009	Year Ended
Class R	(Unaudited)	December 31, 2008

Sales	5,152,084	11,511,420
Issued to shareholders electing to receive payments of distributions in Fund shares	154,049	118,876
Redemptions	(2,043,730)	(1,952,144)

Net increase	3,262,403	9,678,152

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Large-Cap Value Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks— 98.1%

Security	Shares	Value

Aerospace & Defense — 4.3%

General Dynamics Corp.	2,500,000	$138,475,000
Lockheed Martin Corp.	2,000,000	161,300,000
United Technologies Corp.	4,500,000	233,820,000

		$533,595,000

Beverages — 1.2%

PepsiCo, Inc.	2,750,000	$151,140,000

		$151,140,000

Biotechnology — 1.9%

Amgen, Inc.(1)	3,250,000	$172,055,000
Biogen Idec, Inc.(1)	1,500,000	67,725,000

		$239,780,000

Capital Markets — 3.5%

Franklin Resources, Inc.	1,350,000	$97,213,500
Goldman Sachs Group, Inc.(2)	1,550,000	228,532,000
Northern Trust Corp.	2,000,000	107,360,000

		$433,105,500

Chemicals — 0.8%

Air Products and Chemicals, Inc.	1,500,000	$96,885,000

		$96,885,000

Commercial Banks — 5.5%

PNC Financial Services Group, Inc.(2)	6,750,000	$261,967,500
U.S. Bancorp	5,000,000	89,600,000
Wells Fargo & Co.(2)	13,500,000	327,510,000

		$679,077,500

Commercial Services & Supplies — 1.5%

Waste Management, Inc.	6,500,000	$183,040,000

		$183,040,000

Communications Equipment — 1.5%

Cisco Systems, Inc.(1)	4,750,000	$88,540,000
Telefonaktiebolaget LM Ericsson	10,000,000	98,514,257

		$187,054,257

Computers & Peripherals — 4.5%

Hewlett-Packard Co.(2)	8,000,000	$309,200,000
International Business Machines Corp.(2)	2,350,000	245,387,000

		$554,587,000

Consumer Finance — 1.1%

Capital One Financial Corp.(2)	6,000,000	$131,280,000

		$131,280,000

Diversified Financial Services — 4.9%

Bank of America Corp.(2)	21,000,000	$277,200,000
JPMorgan Chase & Co.	9,750,000	332,572,500

		$609,772,500

Diversified Telecommunication Services — 4.6%

AT&T, Inc.(2)	12,000,000	$298,080,000
Verizon Communications, Inc.(2)	8,750,000	268,887,500

		$566,967,500

Electric Utilities — 2.1%

American Electric Power Co., Inc.	3,100,000	$89,559,000
FirstEnergy Corp.(2)	4,250,000	164,687,500

		$254,246,500

Electrical Equipment — 0.6%

Emerson Electric Co.	2,250,000	$72,900,000

		$72,900,000

Energy Equipment & Services — 1.4%

Diamond Offshore Drilling, Inc.(2)	1,000,000	$83,050,000
Transocean, Ltd.(1)	1,250,000	92,862,500

		$175,912,500

Food & Staples Retailing — 4.5%

CVS Caremark Corp.(2)	8,500,000	$270,895,000
Kroger Co. (The)	8,000,000	176,400,000
Wal-Mart Stores, Inc.	2,250,000	108,990,000

		$556,285,000

Food Products — 2.3%

Nestle SA	7,500,000	$283,188,293

		$283,188,293

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 1.7%

Boston Scientific Corp.(1)(2)	10,000,000	$101,400,000
Covidien, Ltd.	3,000,000	112,320,000

		$213,720,000

Health Care Providers & Services — 1.2%

Aetna, Inc.	3,250,000	$81,412,500
UnitedHealth Group, Inc.	2,750,000	68,695,000

		$150,107,500

Hotels, Restaurants & Leisure — 2.0%

McDonald’s Corp.	4,250,000	$244,332,500

		$244,332,500

Household Products — 0.6%

Procter & Gamble Co.	1,500,000	$76,650,000

		$76,650,000

Independent Power Producers & Energy Traders — 0.6%

NRG Energy, Inc.(1)	3,000,000	$77,880,000

		$77,880,000

Insurance — 5.2%

ACE, Ltd.	2,750,000	$121,632,500
MetLife, Inc.	5,500,000	165,055,000
Prudential Financial, Inc.	5,750,000	214,015,000
Travelers Companies, Inc. (The)	3,500,000	143,640,000

		$644,342,500

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.(1)(2)	2,000,000	$81,540,000

		$81,540,000

Machinery — 0.7%

Deere & Co.	2,000,000	$79,900,000

		$79,900,000

Media — 2.0%

Comcast Corp., Class A(2)	5,500,000	$79,695,000
Vivendi SA	7,000,000	168,026,317

		$247,721,317

Metals & Mining — 2.6%

BHP Billiton, Ltd. ADR(2)	2,500,000	$136,825,000
Freeport-McMoRan Copper & Gold, Inc.	1,875,000	93,956,250
Nucor Corp.(2)	2,000,000	88,860,000

		$319,641,250

Multi-Utilities — 2.6%

PG&E Corp.	2,500,000	$96,100,000
Public Service Enterprise Group, Inc.(2)	6,750,000	220,252,500

		$316,352,500

Oil, Gas & Consumable Fuels — 15.4%

Anadarko Petroleum Corp.	5,500,000	$249,645,000
Apache Corp.	1,000,000	72,150,000
Chevron Corp.	4,650,000	308,062,500
Exxon Mobil Corp.(2)	4,500,000	314,595,000
Hess Corp.	3,750,000	201,562,500
Occidental Petroleum Corp.(2)	4,500,000	296,145,000
Peabody Energy Corp.	2,000,000	60,320,000
Total SA	5,750,000	311,651,815
XTO Energy, Inc.	2,250,000	85,815,000

		$1,899,946,815

Pharmaceuticals — 6.6%

Abbott Laboratories	4,000,000	$188,160,000
Bristol-Myers Squibb Co.	5,000,000	101,550,000
Johnson & Johnson	2,500,000	142,000,000
Merck & Co., Inc.(2)	4,000,000	111,840,000
Pfizer, Inc.(2)	18,000,000	270,000,000

		$813,550,000

Real Estate Investment Trusts (REITs) — 1.7%

AvalonBay Communities, Inc.(2)	2,000,000	$111,880,000
Boston Properties, Inc.(2)	2,000,000	95,400,000

		$207,280,000

Road & Rail — 1.5%

Burlington Northern Santa Fe Corp.	2,500,000	$183,850,000

		$183,850,000

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Software — 1.8%

Microsoft Corp.	6,000,000	$142,620,000
Oracle Corp.	3,500,000	74,970,000

		$217,590,000

Specialty Retail — 3.8%

Best Buy Co., Inc.(2)	6,500,000	$217,685,000
Staples, Inc.(2)	8,000,000	161,360,000
TJX Companies, Inc. (The)	3,000,000	94,380,000

		$473,425,000

Textiles, Apparel & Luxury Goods — 1.2%

Nike, Inc., Class B(2)	2,800,000	$144,984,000

		$144,984,000

Total Common Stocks
(identified cost $12,050,171,114)		$12,101,629,932

Short-Term Investments— 7.9%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$284,718	$284,718,318
Eaton Vance Cash Collateral Fund, LLC, 0.58%(3)(4)	685,722	685,722,313

Total Short-Term Investments
(identified cost $970,440,631)		$970,440,631

Total Investments — 106.0%
(identified cost $13,020,611,745)		$13,072,070,563

Other Assets, Less Liabilities — (6.0)%		$(737,864,681)

Net Assets — 100.0%		$12,334,205,882

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at June 30, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at June 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value including $661,062,974 of securities on loan (identified cost, $12,050,171,114)	$12,101,629,932
Affiliated investments, at value (identified cost, $970,440,631)	970,440,631
Receivable for investments sold	182,342,277
Dividends receivable	14,036,000
Interest receivable from affiliated investment	2,155
Securities lending income receivable	150,835
Tax reclaims receivable	4,261,474

Total assets	$13,272,863,304

Liabilities

Collateral for securities loaned	$685,722,313
Payable for investments purchased	246,907,223
Payable to affiliates:
Investment adviser fee	5,613,979
Trustees’ fees	12,625
Accrued expenses	401,282

Total liabilities	$938,657,422

Net Assets applicable to investors interest in Portfolio	$12,334,205,882

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$12,282,665,464
Net unrealized appreciation	51,540,418

Total	$12,334,205,882

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $5,012,105)	$166,493,139
Securities lending income, net	2,572,280
Interest income allocated from affiliated investment	1,180,351
Expenses allocated from affiliated investment	(891,814)

Total investment income	$169,353,956

Expenses

Investment adviser fee	$30,024,661
Trustees’ fees and expenses	25,250
Custodian fee	743,689
Legal and accounting services	53,215
Miscellaneous	141,937

Total expenses	$30,988,752

Net investment income	$138,365,204

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,821,882,368)
Investment transactions allocated from affiliated investment	288,196
Foreign currency transactions	486,045

Net realized loss	$(1,821,108,127)

Change in unrealized appreciation (depreciation) —
Investments	$1,429,745,145
Foreign currency	80,564

Net change in unrealized appreciation (depreciation)	$1,429,825,709

Net realized and unrealized loss	$(391,282,418)

Net decrease in net assets from operations	$(252,917,214)

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$138,365,204	$179,998,743
Net realized loss from investment and foreign currency transactions	(1,821,108,127)	(1,641,767,770)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,429,825,709	(2,513,555,252)

Net decrease in net assets from operations	$(252,917,214)	$(3,975,324,279)

Capital transactions —
Contributions	$3,680,793,304	$9,895,098,577
Withdrawals	(1,491,077,239)	(2,912,457,585)

Net increase in net assets from capital transactions	$2,189,716,065	$6,982,640,992

Net increase in net assets	$1,936,798,851	$3,007,316,713

Net Assets

At beginning of period	$10,397,407,031	$7,390,090,318

At end of period	$12,334,205,882	$10,397,407,031

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses(1)	0.61	%(2)	0.61%	0.62%†	0.63%†	0.65%†	0.66%†
Net investment income	2.63	%(2)	1.94%	1.59%	1.77%	1.59%	1.63%
Portfolio Turnover	33	%(3)	61%	35%	52%	72%	56%

Total Return	(3.45	)%(3)	(34.21)%	10.38%	19.26%	11.89%	16.16%

Net assets, end of period (000’s omitted)	$12,334,206		$10,397,407	$7,390,090	$4,276,848	$2,090,791	$1,078,030

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Large-Cap Value Fund, Eaton Vance Balanced Fund, Eaton Vance Equity Asset Allocation Fund and Eaton Vance Capital & Income Strategies Fund held an interest of 99.1%, 0.6%, 0.04% and 0.04%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and

Large-Cap Value Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.600% from $2 billion up to $5 billion, 0.575% from $5 billion up to $10 billion, 0.555% from $10 billion up to $15 billion and 0.540% of average daily net assets of $15 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $30,877,421 of which $852,760 was allocated from Cash Management and

Large-Cap Value Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

$30,024,661 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.59% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,938,653,924 and $3,426,276,155, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$13,065,461,445

Gross unrealized appreciation	$634,795,709
Gross unrealized depreciation	(628,186,591)

Net unrealized appreciation	$6,609,118

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $2,126,188 for the six months ended June 30, 2009. At June 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $661,062,974 and $685,722,313, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Large-Cap Value Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant		Significant
	Markets for	Other		Unobser-
	Identical	Observable		vable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Communications Equipment	$88,540,000	$98,514,257		$—	$187,054,257
Food Products	—	283,188,293		—	283,188,293
Media	79,695,000	168,026,317		—	247,721,317
Oil, Gas & Consumable Fuels	1,588,295,000	311,651,815		—	1,899,946,815
Others	9,483,719,250	—		—	9,483,719,250

Total Common Stocks	$11,240,249,250	$861,380,682	*	$—	$12,101,629,932
Short-Term Investments	970,440,631	—		—	970,440,631

Total Investments	$12,210,689,881	$861,380,682		$—	$13,072,070,563

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $15 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Large-Cap Value Fund

OFFICERS AND TRUSTEES

Eaton Vance Large-Cap Value Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout
Large-Cap Value Portfolio

Officers Duncan W. Richardson President Michael R. Mach Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Large-Cap Value Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

173-8/09	GNCSRC

Eaton Vance Investment Managers EATON VANCE REAL ESTATE FUND Semiannual Report June 30, 2009

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of June 30, 2009
I N V E S T M E N T   U P D A T E

Economic and Market Conditions

•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more

J. Scott Craig Portfolio Manager	comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets – the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%–reflecting investors’ renewed interest in technology stocks–and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]
•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.
•	For the six months ending June 30, 2009, real estate investment trusts (REITs), as measured by the Dow Jones U.S. Select Real Estate Securities Index (the Select Real Estate Index), formerly the Dow Jones Wilshire Real Estate Securities Index, posted negative returns, underperforming the S&P 500 Index, which posted positive returns for the period. Notably, REITs also underperformed other stocks in the financials sector during the period. REITs had outperformed other financials during every calendar year from 2000 through 2008.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

•	REITs were particularly weak in the period through early March, with Select Real Estate Index declines of approximately 44% from year end; the S&P 500 Index was down about 22% over the same period. At the low point in March, REIT valuations–based on their cash flow yields or on discounts to replacement costs–were at or near decade-low levels, and REITs rallied strongly from those levels. Also contributing to the rally since early March was $13 billion of new equity offerings by REITs, which shored up corporate balance sheets and reduced investor fears about extreme financial distress in the sector.
Management Discussion

•	While the Fund had a negative return for the six months ending June 30, 2009, it performed well on a relative basis, outperforming the Select Real Estate Index. The Fund underperformed its Lipper peer group, however.[1]

Total Return Performance
12/31/08 - 6/30/09

Class I2	-9.85%
Dow Jones U.S. Select Real Estate Securities Index[1]	-12.89
S&P 500 Index[1]	3.19
Lipper Real Estate Funds Average[1]	-9.52
See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative. Fund shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

 1

Eaton Vance Real Estate Fund as of June 30, 2009
I N V E S T M E N T   U P D A T E

•	An important contributor to the Fund’s performance was an overweighted position in the hotel sector; security selection in this outperforming sector also added to performance. Despite a difficult operating environment in the lodging industry, the stocks performed well as investor expectations appeared to have been overly negative late last year. Other contributors to performance included security selection in the apartment sector and a new position in a real estate management company.
•	Contributing negatively to the Fund’s performance were an overweighted position in the shopping center sector and security selection within the office sector.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition

Top 10 Holdings[1]

By net assets

Simon Property Group, Inc.	8.9%
Public Storage, Inc.	7.3
AvalonBay Communities, Inc.	6.7
Boston Properties, Inc.	6.1
Equity Residential	5.3
Vornado Realty Trust	5.0
Federal Realty Investment Trust	4.0
Host Hotels & Resorts, Inc.	3.6
Highwoods Properties, Inc.	2.8
Liberty Property Trust, Inc.	2.7

[1]	Top 10 Holdings represented 52.4% of the Fund’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Fund’s net assets as of 6/30/09. Excludes cash equivalents. REITs – real estate investment trusts.

 2

Eaton Vance Real Estate Fund as of June 30, 2009
F U N D   P E R F O R M A N C E
Performance1

Share Class Symbol	EIREX

Average Annual Total Returns (at net asset value)	Class I

Six Months	-9.85%
One Year	-38.86
Life of Fund†	-14.41

†	Inception Date – 4/28/06

[1]	Six-month returns are cumulative. Fund shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

Total Annual
Operating Expenses[2]	Class I

Gross Expense Ratio	7.99%
Net Expense Ratio	1.17

[2]	From the Fund’s prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Real Estate Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Real Estate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class I	$1,000.00	$901.50	$5.42	**

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,019.10	$5.76	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Real Estate Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.7%

Security	Shares	Value

Hotels, Restaurants & Leisure — 5.0%

Choice Hotels International, Inc.	325	$8,648
Marriott International, Inc., Class A	426	9,414

		$18,062

Other — 1.8%

Brookfield Properties Corp.	270	$2,152
CB Richard Ellis Group, Inc., Class A(1)	475	4,446

		$6,598

Real Estate Investment Trusts — 90.9%

Security	Shares	Value

Health Care — 6.4%

Health Care REIT, Inc.	205	$6,991
Nationwide Health Properties, Inc.	345	8,880
Ventas, Inc.	240	7,166

		$23,037

Hotels & Resorts — 3.9%

DiamondRock Hospitality Co.	150	$939
Host Hotels & Resorts, Inc.	1,550	13,005

		$13,944

Industrial — 5.6%

AMB Property Corp.	375	$7,054
DCT Industrial Trust, Inc.	400	1,632
EastGroup Properties, Inc.	175	5,779
ProLogis	725	5,843

		$20,308

Mall — 11.2%

Macerich Co. (The)	241	$4,244
Simon Property Group, Inc.	624	32,092
Taubman Centers, Inc.	160	4,298

		$40,634

Office — 23.4%

Alexandria Real Estate Equities, Inc.	215	$7,695
Boston Properties, Inc.	465	22,180
Corporate Office Properties Trust	190	5,573
Douglas Emmett, Inc.	500	4,495
Highwoods Properties, Inc.	460	10,290
Liberty Property Trust, Inc	430	9,907
Mack-Cali Realty Corp.	285	6,498
Vornado Realty Trust	400	18,012

		$84,650

Residential — 19.6%

American Campus Communities, Inc.	335	$7,430
AvalonBay Communities, Inc.	432	24,166
BRE Properties, Inc.	95	2,257
Camden Property Trust	200	5,520
Equity Residential	860	19,118
Essex Property Trust, Inc.	90	5,601
Mid-America Apartment Communities, Inc.	185	6,791

		$70,883

Shopping Center — 11.6%

Acadia Realty Trust	362	$4,724
Equity One, Inc.	120	1,591
Federal Realty Investment Trust	280	14,426
Kimco Realty Corp.	850	8,542
Regency Centers Corp.	280	9,775
Tanger Factory Outlet Centers	90	2,919

		$41,977

Storage — 9.2%

Extra Space Storage, Inc.	350	$2,923
Public Storage, Inc.	405	26,519
U-Store-It Trust	800	3,920

		$33,362

Total Real Estate Investment Trusts		$328,795

Total Common Stocks
(identified cost $543,748)		$353,455

See notes to financial statements

5

Eaton Vance Real Estate Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 2.9%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$10	$10,294

Total Short-Term Investments
(identified cost $10,294)		$10,294

Total Investments — 100.6%
(identified cost $554,042)		$363,749

Other Assets, Less Liabilities — (0.6)%		$(2,044)

Net Assets — 100.0%		$361,705

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

6

Eaton Vance Real Estate Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $543,748)	$353,455
Affiliated investment, at value (identified cost, $10,294)	10,294
Receivable for investments sold	3,148
Dividends receivable	1,925
Receivable from affiliate	7,047
Prepaid expenses	1,250

Total assets	$377,119

Liabilities

Payable for investments purchased	$4,889
Payable to affiliates:
Investment adviser fee	187
Administration fee	3
Accrued expenses	10,335

Total liabilities	$15,414

Net Assets	$361,705

Sources of Net Assets

Paid-in capital	$653,042
Accumulated net realized loss	(109,239)
Accumulated undistributed net investment income	8,195
Net unrealized depreciation	(190,293)

Total	$361,705

Class I Shares

Net Assets	$361,705
Shares Outstanding	68,103
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.31

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $12)	$9,888
Interest income allocated from affiliated investment	49
Expenses allocated from affiliated investment	(33)

Total investment income	$9,904

Expenses

Investment adviser fee	$1,009
Administration fee	241
Custodian fee	9,050
Transfer and dividend disbursing agent fees	181
Legal and accounting services	10,136
Other professional fees	1,259
Miscellaneous	913

Total expenses	$22,789

Deduct —
Allocation of expenses to affiliate	$20,978

Total expense reductions	$20,978

Net expenses	$1,811

Net investment income	$8,093

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(47,723)

Net realized loss	$(47,723)

Change in unrealized appreciation (depreciation) —
Investments	$6,871

Net change in unrealized appreciation (depreciation)	$6,871

Net realized and unrealized loss	$(40,852)

Net decrease in net assets from operations	$(32,759)

See notes to financial statements

7

Eaton Vance Real Estate Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$8,093	$9,566
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(47,723)	(60,884)
Net change in unrealized appreciation (depreciation) from investments	6,871	(143,554)

Net decrease in net assets from operations	$(32,759)	$(194,872)

Distributions to shareholders —
From net investment income	$—	$(9,552)
Tax return of capital	—	(1,194)

Total distributions to shareholders	$—	$(10,746)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$24,000	$—
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,186

Net increase in net assets from Fund share transactions	$24,000	$1,186

Net decrease in net assets	$(8,759)	$(204,432)

Net Assets

At beginning of period	$370,464	$574,896

At end of period	$361,705	$370,464

Accumulated undistributed net investment income included in net assets

At end of period	$8,195	$102

See notes to financial statements

8

Eaton Vance Real Estate Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended December 31,
	June 30, 2009				Period Ended
	(Unaudited)		2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$5.890		$9.180	$12.050	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.123		$0.153	$0.122	$0.093
Net realized and unrealized gain (loss)	(0.703)		(3.271)	(2.164)	2.287

Total income (loss) from operations	$(0.580)		$(3.118)	$(2.042)	$2.380

Less Distributions

From net investment income	$—		$(0.153)	$(0.113)	$(0.093)
From net realized gain	—		—	(0.656)	(0.237)
Tax return of capital	—		(0.019)	(0.059)	—

Total distributions	$—		$(0.172)	$(0.828)	$(0.330)

Net asset value — End of period	$5.310		$5.890	$9.180	$12.050

Total Return(3)	(9.85	)%(7)	(33.88)%	(17.33)%	23.80	%(4)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$362		$370	$575	$632
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.15	%(6)	1.15%	1.15%	1.15	%(6)
Net investment income	5.05	%(6)	1.78%	1.05%	1.24	%(6)
Portfolio Turnover	12	%(7)	37%	39%	21	%(7)

(1)	For the period from the start of business, April 28, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursement equaled approximately $0.010 per share and increased Class I’s total return by approximately 0.10% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)	The administrator subsidized certain operating expenses (equal to 13.09%, 6.82%, 5.92% and 5.64% of average daily net assets for the six months ended June 30, 2009, the years ended December 31, 2008 and 2007 and the period from the start of business, April 28, 2006, to December 31, 2006, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Real Estate Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

10

Eaton Vance Real Estate Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $55,758 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $1,366 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on April 28, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. The portion of the adviser

11

Eaton Vance Real Estate Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended June 30, 2009, the Fund’s investment adviser fee totaled $1,042 of which $33 was allocated from Cash Management and $1,009 was paid or accrued directly by the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $241. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.15% annually of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $20,978 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $4 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $74,469 and $38,543, respectively, for the six months ended June 30, 2009.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class I	(Unaudited)	December 31, 2008

Sales	5,236	—
Issued to shareholders electing to receive payments of distributions in Fund shares	—	210

Net increase	5,236	210

At June 30, 2009, EVM owned 82% of the outstanding shares of the Fund.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$558,332

Gross unrealized appreciation	$7,755
Gross unrealized depreciation	(202,338)

Net unrealized depreciation	$(194,583)

7   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

8   Concentration of Credit Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

9   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

12

Eaton Vance Real Estate Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$353,455	$—	$—	$353,455
Short-Term Investments	10,294	—	—	10,294

Total Investments	$363,749	$—	$—	$363,749

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

14

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Real Estate Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with the Adviser for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

15

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

16

Eaton Vance Real Estate Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

17

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Investment Adviser and Administrator of Eaton Vance Real Estate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Real Estate Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2685-8/09	REFSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report June 30, 2009

EATON VANCE SMALL-CAP FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Fund as of June 30, 2009
INVESTMENT UPDATE

Economic and Market Conditions

•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more

Nancy B. Tooke, CFA Portfolio Manager	comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.
•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]
•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the six months ending June 30, 2009, six of the 10 sectors within the S&P SmallCap 600 Index (the Index) registered positive returns.[1] Consumer discretionary and information technology were easily the best-performing sectors and finished the period in a virtual dead heat. The next best performers were consumer staples and energy, both of which posted double-digit returns. On the negative side, the telecommunications services sector was by far the worst performer, with the financials sector also registering a significant loss.
•	In comparison, the utilities and industrials sectors were down much more modestly. Market-leading industries for the six-month period included auto components, computers and peripherals, household products, specialty retail, tobacco, semiconductors and semiconductor equipment and multiline retail. The worst performing industries were airlines, diversified telecommunication services, commercial banks, thrifts and mortgage companies, and industrial conglomerates, all of which registered deeply negative returns.
•	Against this backdrop, all of the Fund’s share classes significantly outperformed the benchmark Index, but underperformed the average return of the Fund’s Lipper peer group.1, [2] The primary reason for the Fund’s outperformance versus the Index was an

Total Return Performance
12/31/08 – 6/30/09

Class A3	9.32%
Class B3	8.93
Class C3	8.82
Class I3	9.53
S&P SmallCap 600 Index[1]	0.67
Lipper Small-Cap Growth Funds Average[1]	11.41
See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests in a separately registered investment company, Small-Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

 1

Eaton Vance Small-Cap Fund as of June 30, 2009
INVESTMENT UPDATE

underweighting and strong stock selection in the financials sector, especially the Fund’s stock selection in IT services. The financials sector was the second-worst performer in the Index during the period. Overweightings and favorable stock selection in materials (metals and mining) and energy (oil, gas & consumable fuels) also favorably impacted relative performance, as did an underweighting and strong stock selection in the utilities sector

•	During the six-month period, two of the Fund’s holdings were acquired, giving a boost to overall returns. The acquisition of small companies was on the rise throughout the period, which could become an important driver of performance in the small-cap space.

•	On the negative side, the quality bias of positions in the Fund resulted in a drag on performance, as a rotation into many of the riskier and less-liquid names took place during the market rally. Stock selection in the consumer staples and consumer discretionary sectors detracted the most from overall six-month returns.

•	Historically, equity markets tend to lead the economy out of recessions and, as we have seen since March, smaller-capitalization stocks tend to outperform larger-cap equities. What remains unclear is whether we have just experienced a bear-market rally or whether this is the beginning of a sustainable economic recovery. Regardless, we believe that by investing in high-quality businesses at historically attractive valuations, we may negotiate the vagaries of these challenging markets. We believe our proven, research-driven investment process and team, our steadfast focus on risk management, and our valuation discipline can serve our shareholders well as we enter the second half of 2009.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]
By net assets

Euronet Worldwide, Inc.	2.5%
NATCO Group, Inc., Class A	2.3
Brocade Communications Systems, Inc.	2.2
Affiliated Managers Group, Inc.	2.0
ON Semiconductor Corp.	1.9
Axsys Technologies, Inc.	1.8
Petrohawk Energy Corp.	1.8
Walter Energy, Inc.	1.8
Advance Auto Parts, Inc.	1.7
IAMGOLD Corp.	1.7

[1]	Top 10 Holdings represented 19.7% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

Sector Weightings[2]
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

 2

Eaton Vance Small-Cap Fund as of June 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETEGX	EBSMX	ECSMX	EISGX

Average Annual Total Returns (at net asset value)

Six Months	9.32%	8.93%	8.82%	9.53%
One Year	-38.02	-38.45	-38.48	N.A.
Five Years	0.94	0.20	0.18	N.A.
Ten Years	2.14	N.A.	N.A.	N.A.
Life of Fund†	5.58	-0.15	-0.53	-34.07	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	3.08%	3.93%	7.82%	9.53%
One Year	-41.59	-41.52	-39.10	N.A.
Five Years	-0.25	-0.17	0.18	N.A.
Ten Years	1.54	N.A.	N.A.	N.A.
Life of Fund†	5.08	-0.15	-0.53	-34.07	††

†Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02; Class I: 9/2/08 ††Returns are cumulative since inception of the share class.

[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.01%	2.76%	2.76%	1.76%
Net Expense Ratio	1.51	2.26	2.26	1.26

[2]	Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Small-Cap Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,093.20	$7.78	**
Class B	$1,000.00	$1,089.30	$11.66	**
Class C	$1,000.00	$1,088.20	$11.65	**
Class I	$1,000.00	$1,095.30	$6.49	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.50	**
Class B	$1,000.00	$1,013.60	$11.23	**
Class C	$1,000.00	$1,013.60	$11.23	**
Class I	$1,000.00	$1,018.60	$6.26	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

4

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Small-Cap Portfolio, at value (identified cost, $66,810,828)	$66,746,842
Receivable for Fund shares sold	411,470
Receivable from affiliate	48,950

Total assets	$67,207,262

Liabilities

Payable for Fund shares redeemed	$265,028
Payable to affiliates:
Distribution and service fees	22,924
Administration fee	8,247
Trustees’ fees	125
Accrued expenses	33,717

Total liabilities	$330,041

Net Assets	$66,877,221

Sources of Net Assets

Paid-in capital	$90,597,914
Accumulated net realized loss from Portfolio	(23,427,070)
Accumulated net investment loss	(229,637)
Net unrealized depreciation from Portfolio	(63,986)

Total	$66,877,221

Class A Shares

Net Assets	$47,102,085
Shares Outstanding	5,215,083
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.03
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.03)	$9.58

Class B Shares

Net Assets	$2,800,207
Shares Outstanding	310,051
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class C Shares

Net Assets	$13,022,484
Shares Outstanding	1,485,895
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.76

Class I Shares

Net Assets	$3,952,445
Shares Outstanding	424,814
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio	$214,965
Interest allocated from Portfolio	10,644
Expenses allocated from Portfolio	(250,051)

Net investment loss from Portfolio	$(24,442)

Expenses

Administration fee	$41,833
Distribution and service fees
Class A	50,495
Class B	12,593
Class C	53,244
Trustees’ fees and expenses	250
Custodian fee	13,231
Transfer and dividend disbursing agent fees	82,865
Legal and accounting services	12,769
Printing and postage	21,116
Registration fees	36,224
Miscellaneous	8,803

Total expenses	$333,423

Deduct —
Allocation of expenses to affiliate	$117,994

Total expense reductions	$117,994

Net expenses	$215,429

Net investment loss	$(239,871)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(8,078,343)

Net realized loss	$(8,078,343)

Change in unrealized appreciation (depreciation) —
Investments	$13,565,340

Net change in unrealized appreciation (depreciation)	$13,565,340

Net realized and unrealized gain	$5,486,997

Net increase in net assets from operations	$5,247,126

See notes to financial statements

5

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment loss	$(239,871)	$(391,399)
Net realized loss from investment and foreign currency transactions	(8,078,343)	(14,863,561)
Net change in unrealized appreciation (depreciation) from investments	13,565,340	(16,842,337)

Net increase (decrease) in net assets from operations	$5,247,126	$(32,097,297)

Distributions to shareholders —
From net realized gain
Class A	$—	$(734,559)
Class B	—	(152,006)
Class C	—	(181,946)

Total distributions to shareholders	$—	$(1,068,511)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,188,359	$72,374,702
Class B	364,673	2,150,789
Class C	5,881,307	10,579,127
Class I	1,740,373	2,060,491
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	645,852
Class B	—	133,973
Class C	—	124,300
Cost of shares redeemed
Class A	(8,739,662)	(20,511,862)
Class B	(304,889)	(907,966)
Class C	(1,776,131)	(1,742,577)
Net asset value of shares exchanged
Class A	91,655	91,442
Class B	(91,655)	(91,442)

Net increase in net assets from Fund share transactions	$10,354,030	$64,906,829

Net increase in net assets	$15,601,156	$31,741,021

Net Assets

At beginning of period	$51,276,065	$19,535,044

At end of period	$66,877,221	$51,276,065

Accumulated undistributed net investment income (loss) included in net assets

At end of period	$(229,637)	$10,234

See notes to financial statements

6

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.260		$14.230	$12.240	$10.620	$10.010	$9.680

Income (loss) from operations

Net investment loss(1)	$(0.029)		$(0.100)	$(0.158)	$(0.138)	$(0.143)	$(0.160)
Net realized and unrealized gain (loss)	0.799		(5.114)	2.627	1.758	0.753	0.490

Total income (loss) from operations	$0.770		$(5.214)	$2.469	$1.620	$0.610	$0.330

Less distributions

From net realized gain	$—		$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$—		$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of period	$9.030		$8.260	$14.230	$12.240	$10.620	$10.010

Total Return(2)	9.32	%(8)	(38.36)%	20.09%	15.25%	6.11%	3.36	%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,102		$38,811	$13,008	$7,636	$7,508	$9,418
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.50	%(7)	1.70%	1.85%	2.00%	2.00%	2.00%
Net investment loss	(0.69	)%(7)	(0.89)%	(1.13)%	(1.20)%	(1.45)%	(1.72)%
Portfolio Turnover of the Portfolio	42	%(8)	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.42%, 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

7

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.290		$14.380	$12.460	$10.890	$10.340	$10.080

Income (loss) from operations

Net investment loss(1)	$(0.059)		$(0.209)	$(0.266)	$(0.230)	$(0.223)	$(0.239)
Net realized and unrealized gain (loss)	0.799		(5.125)	2.665	1.800	0.773	0.499

Total income (loss) from operations	$0.740		$(5.334)	$2.399	$1.570	$0.550	$0.260

Less distributions

From net realized gain	$—		$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$—		$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of period	$9.030		$8.290	$14.380	$12.460	$10.890	$10.340

Total Return(2)	8.93	%(8)	(38.81)%	19.18%	14.42%	5.32%	2.58	%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,800		$2,624	$3,135	$2,465	$2,440	$2,458
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.25	%(7)	2.45%	2.60%	2.75%	2.75%	2.75%
Net investment loss	(1.45	)%(7)	(1.75)%	(1.89)%	(1.96)%	(2.20)%	(2.47)%
Portfolio Turnover of the Portfolio	42	%(8)	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.42%, 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$8.040		$13.980	$12.120	$10.600	$10.060	$9.800

Income (loss) from operations

Net investment loss(1)	$(0.057)		$(0.180)	$(0.258)	$(0.223)	$(0.218)	$(0.232)
Net realized and unrealized gain (loss)	0.777		(5.004)	2.597	1.743	0.758	0.492

Total income (loss) from operations	$0.720		$(5.184)	$2.339	$1.520	$0.540	$0.260

Less distributions

From net realized gain	$—		$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$—		$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of period	$8.760		$8.040	$13.980	$12.120	$10.600	$10.060

Total Return(2)	8.82	%(8)	(38.78)%	19.22%	14.34%	5.37%	2.65	%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,022		$7,790	$3,392	$2,116	$1,950	$2,353
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.25	%(7)	2.45%	2.60%	2.75%	2.75%	2.75%
Net investment loss	(1.43	)%(7)	(1.66)%	(1.89)%	(1.95)%	(2.20)%	(2.47)%
Portfolio Turnover of the Portfolio	42	%(8)	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.42%, 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Small-Cap Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended
	June 30, 2009		Period Ended
	(Unaudited)		December 31,2008(1)

Net asset value — Beginning of period	$8.500		$14.120

Income (loss) from operations

Net investment income (loss)(2)	$(0.020)		$0.010
Net realized and unrealized gain (loss)	0.820		(5.630)

Total income (loss) from operations	$0.800		$(5.620)

Net asset value — End of period	$9.300		$8.500

Total Return(3)	9.53	%(8)	(39.80	)%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,952		$2,051
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.25	%(7)	1.25	%(7)
Net investment income (loss)	(0.46	)%(7)	0.34	%(7)
Portfolio Turnover of the Portfolio	42	%(8)	94	%(9)

(1)	For the period from the start of business, September 2, 2008, to December 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The administrator subsidized certain operating expenses (equal to 0.42% and 0.50% of average daily net assets for the six months ended June 30, 2009 and the period ended December 31, 2008, respectively). Absent this subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

(9)	For the Portfolio’s year ended December 31, 2008.

See notes to financial statements

10

Eaton Vance Small-Cap Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of June 30, 2009, the Fund offered four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective July 31, 2009, the Fund began offering Class R shares, which are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.4% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,212,316 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $9,686,950 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

11

Eaton Vance Small-Cap Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $41,833. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25%, 2.25% and 1.25% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $117,994 of the Fund’s operating expenses for the six months ended June 30, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $4,134 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,914 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $50,495 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $9,445

12

Eaton Vance Small-Cap Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

and $39,933 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $160,000 and $1,126,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $3,148 and $13,311 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $100, $2,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $21,966,126 and $11,108,382, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	1,587,695	5,911,089
Issued to shareholders electing to receive payments of distributions in Fund shares	—	52,852
Redemptions	(1,080,024)	(2,190,143)
Exchange from Class B shares	11,002	8,454

Net increase	518,673	3,782,252

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	42,681	174,170
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,866
Redemptions	(38,162)	(78,138)
Exchange to Class A shares	(10,985)	(8,409)

Net increase (decrease)	(6,466)	98,489

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	744,700	892,738
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,571
Redemptions	(227,302)	(177,461)

Net increase	517,398	725,848

	Six Months Ended
	June 30, 2009	Period Ended
Class I	(Unaudited)	December 31, 2008(1)

Sales	183,520	241,294

Net increase	183,520	241,294

(1)	Class I commenced operation on September 2, 2008.

13

Eaton Vance Small-Cap Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 14, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Small-Cap Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 96.2%

Security	Shares	Value

Aerospace & Defense — 3.4%

Alliant Techsystems, Inc.(1)	14,300	$1,177,748
Axsys Technologies, Inc.(1)	26,360	1,413,950

		$2,591,698

Capital Markets — 4.2%

Affiliated Managers Group, Inc.(1)	26,250	$1,527,487
Duff & Phelps Corp., Class A	34,040	605,231
Lazard, Ltd., Class A	42,080	1,132,794

		$3,265,512

Chemicals — 3.0%

Calgon Carbon Corp.(1)	87,360	$1,213,430
Terra Industries, Inc.	44,550	1,079,001

		$2,292,431

Commercial Banks — 1.7%

Cullen/Frost Bankers, Inc.	13,510	$623,081
Iberiabank Corp.	3,310	130,447
Sterling Bancshares, Inc.	18,490	117,042
Wilmington Trust Corp.	31,060	424,280

		$1,294,850

Communications Equipment — 2.2%

Brocade Communications Systems, Inc.(1)	215,500	$1,685,210

		$1,685,210

Computers & Peripherals — 1.4%

Stratasys, Inc.(1)	100,995	$1,109,935

		$1,109,935

Construction & Engineering — 2.8%

Foster Wheeler AG(1)	48,250	$1,145,937
Tutor Perini Corp.(1)	57,220	993,339

		$2,139,276

Distributors — 1.3%

LKQ Corp.(1)	62,340	$1,025,493

		$1,025,493

Electronic Equipment, Instruments & Components — 3.0%

FLIR Systems, Inc.(1)	50,720	$1,144,243
National Instruments Corp.	52,090	1,175,150

		$2,319,393

Energy Equipment & Services — 5.0%

CARBO Ceramics, Inc.	29,990	$1,025,658
Dril-Quip, Inc.(1)	27,530	1,048,893
NATCO Group, Inc., Class A(1)	54,570	1,796,444

		$3,870,995

Food Products — 3.0%

Corn Products International, Inc.	43,040	$1,153,042
Ralcorp Holdings, Inc.(1)	19,330	1,177,584

		$2,330,626

Health Care Equipment & Supplies — 6.1%

IDEXX Laboratories, Inc.(1)	25,970	$1,199,814
ResMed, Inc.(1)	27,900	1,136,367
West Pharmaceutical Services, Inc.	33,935	1,182,635
Wright Medical Group, Inc.(1)	75,150	1,221,939

		$4,740,755

Health Care Providers & Services — 1.7%

VCA Antech, Inc.(1)	47,730	$1,274,391

		$1,274,391

Hotels, Restaurants & Leisure — 2.7%

Jack in the Box, Inc.(1)	43,210	$970,064
Scientific Games Corp., Class A(1)	71,410	1,126,136

		$2,096,200

Household Durables — 0.3%

Mohawk Industries, Inc.(1)	6,630	$236,558

		$236,558

Household Products — 1.5%

Church & Dwight Co., Inc.	21,395	$1,161,962

		$1,161,962

See notes to financial statements

15

Small-Cap Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance — 3.1%

HCC Insurance Holdings, Inc.	48,540	$1,165,445
Markel Corp.(1)	4,360	1,228,212

		$2,393,657

IT Services — 4.2%

Euronet Worldwide, Inc.(1)	101,435	$1,966,825
ManTech International Corp., Class A(1)	29,300	1,261,072

		$3,227,897

Machinery — 2.3%

Astec Industries, Inc.(1)	40,330	$1,197,398
Bucyrus International, Inc.	21,530	614,897

		$1,812,295

Media — 0.7%

Arbitron, Inc.	35,830	$569,339

		$569,339

Metals & Mining — 3.5%

IAMGOLD Corp.	130,770	$1,323,392
Walter Energy, Inc.	37,830	1,370,959

		$2,694,351

Multiline Retail — 2.6%

Big Lots, Inc.(1)	55,300	$1,162,959
Dollar Tree, Inc.(1)	20,030	843,263

		$2,006,222

Multi-Utilities — 1.3%

CMS Energy Corp.	83,490	$1,008,559

		$1,008,559

Oil, Gas & Consumable Fuels — 5.9%

Arch Coal, Inc.	21,090	$324,153
Brigham Exploration Co.(1)	153,470	535,610
Cabot Oil & Gas Corp.	37,640	1,153,290
Petrohawk Energy Corp.(1)	63,030	1,405,569
Pioneer Natural Resources Co.	21,900	558,450
Range Resources Corp.	13,160	544,956

		$4,522,028

Personal Products — 3.2%

Chattem, Inc.(1)	19,025	$1,295,603
Mead Johnson Nutrition Co., Class A(1)	37,854	1,202,622

		$2,498,225

Pharmaceuticals — 1.6%

Perrigo Co.	44,350	$1,232,043

		$1,232,043

Professional Services — 3.9%

Equifax, Inc.	26,870	$701,307
FTI Consulting, Inc.(1)	22,640	1,148,301
Robert Half International, Inc.	50,410	1,190,684

		$3,040,292

Road & Rail — 2.3%

Genesee & Wyoming, Inc., Class A(1)	22,110	$586,136
Kansas City Southern(1)	73,280	1,180,541

		$1,766,677

Semiconductors & Semiconductor Equipment — 7.5%

Atheros Communications, Inc.(1)	66,660	$1,282,538
Intersil Corp., Class A	79,030	993,407
Micron Technology, Inc.(1)	74,300	375,958
ON Semiconductor Corp.(1)	212,360	1,456,790
Tessera Technologies, Inc.(1)	23,540	595,327
Varian Semiconductor Equipment Associates, Inc.(1)	45,210	1,084,588

		$5,788,608

Software — 3.9%

Rosetta Stone, Inc.(1)	20,501	$562,547
Sybase, Inc.(1)	40,429	1,267,045
Synopsys, Inc.(1)	61,300	1,195,963

		$3,025,555

Specialty Retail — 3.8%

Advance Auto Parts, Inc.	32,030	$1,328,925
Hibbett Sports, Inc.(1)	44,240	796,320
Jo-Ann Stores, Inc.(1)	38,870	803,443

		$2,928,688

See notes to financial statements

16

Small-Cap Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.5%

Hanesbrands, Inc.(1)	77,264	$1,159,733

		$1,159,733

Trading Companies & Distributors — 1.6%

GATX Corp.	47,090	$1,211,155

		$1,211,155

Total Common Stocks
(identified cost $73,507,819)		$74,320,609

Short-Term Investments — 6.3%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$4,839	$4,839,187

Total Short-Term Investments
(identified cost $4,839,187)		$4,839,187

Total Investments — 102.5%
(identified cost $78,347,006)		$79,159,796

Other Assets, Less Liabilities — (2.5)%		$(1,941,727)

Net Assets — 100.0%		$77,218,069

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

17

Small-Cap Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $73,507,819)	$74,320,609
Affiliated investment, at value (identified cost, $4,839,187)	4,839,187
Dividends receivable	28,852
Interest receivable from affiliated investment	37

Total assets	$79,188,685

Liabilities

Payable for investments purchased	$1,892,500
Payable to affiliates:
Investment adviser fee	46,553
Trustees’ fees	813
Accrued expenses	30,750

Total liabilities	$1,970,616

Net Assets applicable to investors’ interest in Portfolio	$77,218,069

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$76,405,279
Net unrealized appreciation	812,790

Total	$77,218,069

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends	$250,952
Interest allocated from affiliated investment	12,506
Expenses allocated from affiliated investment	(9,826)

Total investment income	$253,632

Expenses

Investment adviser fee	$237,490
Trustees’ fees and expenses	1,625
Custodian fee	24,572
Legal and accounting services	17,957
Miscellaneous	1,681

Total expenses	$283,325

Net investment loss	$(29,693)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(9,188,792)

Net realized loss	$(9,188,792)

Change in unrealized appreciation (depreciation) —
Investments	$15,483,182

Net change in unrealized appreciation (depreciation)	$15,483,182

Net realized and unrealized gain	$6,294,390

Net increase in net assets from operations	$6,264,697

See notes to financial statements

18

Small-Cap Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment loss	$(29,693)	$(107,873)
Net realized loss from investment and foreign currency transactions	(9,188,792)	(17,411,863)
Net change in unrealized appreciation (depreciation) from investments	15,483,182	(21,421,532)

Net increase (decrease) in net assets from operations	$6,264,697	$(38,941,268)

Capital transactions —
Contributions	$23,065,809	$90,182,261
Withdrawals	(13,883,318)	(28,127,386)

Net increase in net assets from capital transactions	$9,182,491	$62,054,875

Net increase in net assets	$15,447,188	$23,113,607

Net Assets

At beginning of period	$61,770,881	$38,657,274

At end of period	$77,218,069	$61,770,881

See notes to financial statements

19

Small-Cap Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.90	%(4)	0.97%	0.97%	1.07	%(2)	1.14	%(2)	1.18	%(2)
Net investment loss	(0.09	)%(4)	(0.20)%	(0.26)%	(0.29)%		(0.59)%		(0.90)%
Portfolio Turnover	42	%(5)	94%	75%	103%		218%		276%

Total Return	9.65	%(5)	(37.89)%	21.13%	16.33%		7.02%		4.23	%(3)

Net assets, end of period (000’s omitted)	$77,218		$61,771	$38,657	$25,863		$29,045		$28,804

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006, 2005 and 2004, respectively).

(3)	The net gains realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines had no effect on total return for the year ended December 31, 2004.

(4)	Annualized.

(5)	Not annualized.

See notes to financial statements

20

Small-Cap Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Small-Cap Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Small-Cap Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 86.4% and 2.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

Small-Cap Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $246,862 of which $9,372 was allocated from Cash Management and $237,490 was paid or accrued directly by the Portfolio. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.75% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

22

Small-Cap Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $34,903,401 and $26,312,082, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$78,540,592

Gross unrealized appreciation	$6,804,484
Gross unrealized depreciation	(6,185,280)

Net unrealized appreciation	$619,204

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$74,320,609	$—	$—	$74,320,609
Short-Term Investments	4,839,187	—	—	4,839,187

Total Investments	$79,159,796	$—	$—	$79,159,796

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of June 30, 2009 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 14, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

23

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Small-Cap Portfolio (formerly, Small-Cap Growth Portfolio) (the “Portfolio”), the portfolio in which Eaton Vance Small-Cap Fund (formerly, Eaton Vance Small-Cap Growth Fund) (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

25

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Small-Cap Fund

OFFICERS AND TRUSTEES

Eaton Vance Small-Cap Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Small-Cap Portfolio

Officers Duncan W. Richardson President Nancy B. Tooke Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

This Page Intentionally Left Blank

Investment Adviser of Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Small-Cap Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

164-8/09	SCGSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report June 30, 2009

EATON VANCE SMALL-CAP VALUE FUND

Semi annual Report June 30, 2009 EATON VANCE SMALL-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Value Fund  as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more

Gregory R. Greene, CFA Lead Portfolio Manager
comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the six months ending June 30, 2009, Eaton Vance Small-Cap Value Fund (the Fund) outperformed its benchmark index — the Russell 2000 Value Index (the Index) — while underperforming the average return of the funds in its Lipper peer group. [1]

•	The Fund’s performance came despite the handicap of a strategy that does not invest in the most volatile (and during a strong rally, the highest-returning) elements of the market. It is management’s belief that by focusing on higher-quality, stable businesses with consistent cash flow and strong balance sheets, we seek to provide shareholders lower volatility and steadier returns that will beat the market over time, with less risk than both the market and many of our peers. However, this strategy does tend to lag the market during strong, broad-based upward moves. In the early stages of a market recovery, lower-quality stocks will often lead the market. These are precisely the stocks that we try to avoid because of their higher risk and longer-term track record of disappointing results. We view this as a worthwhile trade-off.

•	The Fund’s outperformance of the Index was primarily attributable to its significantly below-benchmark allocation in the financials sector, one of the poorest-performing sectors during the period.

Total Return Performance
12/31/08 – 6/30/09

Class A2	0.20%
Class B2	-0.21
Class C2	-0.21
Russell 2000 Value Index[1]	-5.17
Lipper Small-Cap Value Funds Average[1]	4.70
See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the administrator, the returns would be lower.

 1

Eaton Vance Small-Cap Value Fund   as of June 30, 2009
INVESTMENT UPDATE

The Fund also benefited from stock selection in the industrials sector, particularly among machinery stocks, and in industrials, most notably in metals and mining.

•	Relative to the Index, the Fund’s performance was held back by the telecommunication services sector, to which it had little exposure. Consumer staples was also a source of weakness, with stock selection proving a drag on performance.

•	We continue to be optimistic about the long-term prospects for the market but cautious in the short term. The snap-back recovery has brought us far in a short period of time, and while we believe the market had been oversold, we now, as always, have to position the Fund for the future. We continue to seek stable businesses with strong free cash flow that are attractively valued relative to the overall market.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Fund Composition

Top 10 Holdings1

By net assets

IPC Holdings, Ltd.	2.7%
Owens & Minor, Inc.	2.6
Mettler Toledo International, Inc.	2.3
BorgWarner, Inc.	2.2
Prosperity Bancshares, Inc.	2.2
Trustmark Corp.	2.2
AptarGroup, Inc.	2.2
RPM International, Inc.	2.2
Carter’s, Inc.	2.1
A.O. Smith Corp.	2.1
[1]	Top 10 Holdings represented 22.8% of the Fund’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings2

By net assets
[2]	As a percentage of the Fund’s net assets as of 6/30/09. Excludes cash equivalents.

 2

Eaton Vance Small-Cap Value Fund   as of June 30, 2009

FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAVSX	EBVSX	ECVSX

Average Annual Total Returns (at net asset value)

Six Months	-0.20%	-0.21%	-0.21%
One Year	-22.48	-23.10	-23.10
Five Years	-0.29	-1.04	-1.05
Life of Fund†	3.52	3.24	3.20

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-5.52%	-5.20%	-1.20%
One Year	-26.93	-26.95	-23.86
Five Years	-1.47	-1.35	-1.05
Life of Fund†	2.65	3.24	3.20

† Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02
[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.27%	3.02%	3.02%
Net Expense Ratio	1.65	2.40	2.40

[2]  Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,002.00	$8.19	**
Class B	$1,000.00	$997.90	$11.89	**
Class C	$1,000.00	$997.90	$11.89	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.25	**
Class B	$1,000.00	$1,012.90	$11.98	**
Class C	$1,000.00	$1,012.90	$11.98	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Small-Cap Value Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 85.1%

Security	Shares	Value

Auto Components — 2.2%

BorgWarner, Inc.	13,300	$454,195

		$454,195

Chemicals — 2.2%

RPM International, Inc.	31,400	$440,856

		$440,856

Commercial Banks — 5.8%

Glacier Bancorp, Inc.	19,100	$282,107
Prosperity Bancshares, Inc.	15,000	447,450
Trustmark Corp.	22,900	442,428

		$1,171,985

Commercial Services & Supplies — 1.3%

Brink’s Co. (The)	9,100	$264,173

		$264,173

Communications Equipment — 3.4%

Brocade Communications Systems, Inc.(1)	52,700	$412,114
NETGEAR, Inc.(1)	20,000	288,200

		$700,314

Containers & Packaging — 2.2%

AptarGroup, Inc.	13,100	$442,387

		$442,387

Electric Utilities — 4.6%

Cleco Corp.	16,100	$360,962
Portland General Electric Co.	11,900	231,812
Westar Energy, Inc.	18,300	343,491

		$936,265

Electrical Equipment — 3.7%

A.O. Smith Corp.	13,300	$433,181
General Cable Corp.(1)	8,400	315,672

		$748,853

Electronic Equipment, Instruments & Components — 2.3%

Mettler Toledo International, Inc.(1)	6,100	$470,615

		$470,615

Energy Equipment & Services — 4.6%

Bristow Group, Inc.(1)	13,900	$411,857
Exterran Holdings, Inc.(1)	7,500	120,300
Oil States International, Inc.(1)	16,900	409,149

		$941,306

Food & Staples Retailing — 1.7%

BJ’s Wholesale Club, Inc.(1)	11,000	$354,530

		$354,530

Food Products — 0.5%

TreeHouse Foods, Inc.(1)	3,500	$100,695

		$100,695

Gas Utilities — 2.0%

Piedmont Natural Gas Co., Inc.	16,900	$407,459

		$407,459

Health Care Equipment & Supplies — 4.0%

Teleflex, Inc.	9,200	$412,436
West Pharmaceutical Services, Inc.	11,300	393,805

		$806,241

Health Care Providers & Services — 2.6%

Owens & Minor, Inc.	11,900	$521,458

		$521,458

Hotels, Restaurants & Leisure — 1.7%

Jack in the Box, Inc.(1)	15,700	$352,465

		$352,465

Household Durables — 1.9%

Tupperware Brands Corp.	15,100	$392,902

		$392,902

See notes to financial statements

5

Eaton Vance Small-Cap Value Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Household Products — 1.7%

Church & Dwight Co., Inc.	6,500	$353,015

		$353,015

Insurance — 3.8%

Aspen Insurance Holdings, Ltd.	10,600	$236,804
IPC Holdings, Ltd.	19,800	541,332

		$778,136

IT Services — 3.6%

MAXIMUS, Inc.	10,500	$433,125
Perot Systems Corp., Class A(1)	21,100	302,363

		$735,488

Machinery — 9.9%

Barnes Group, Inc.	25,000	$297,250
Crane Co.	11,500	256,565
Gardner Denver, Inc.(1)	14,200	357,414
Lincoln Electric Holdings, Inc.	5,700	205,428
Nordson Corp.	10,700	413,662
Timken Co. (The)	6,300	107,604
Trinity Industries, Inc.	3,700	50,394
Wabtec Corp.	10,500	337,785

		$2,026,102

Oil, Gas & Consumable Fuels — 1.5%

Walter Energy, Inc.	8,200	$297,168

		$297,168

Personal Products — 1.7%

Chattem, Inc.(1)	5,100	$347,310

		$347,310

Professional Services — 1.6%

Watson Wyatt Worldwide, Inc.	8,600	$322,758

		$322,758

Real Estate Investment Trusts (REITs) — 4.2%

Senior Housing Properties Trust	26,500	$432,480
Tanger Factory Outlet Centers	12,900	418,347

		$850,827

Road & Rail — 1.0%

Genesee & Wyoming, Inc., Class A(1)	7,500	$198,825

		$198,825

Software — 0.5%

JDA Software Group, Inc.(1)	7,000	$104,720

		$104,720

Specialty Retail — 2.5%

Children’s Place Retail Stores, Inc. (The)(1)	5,800	$153,294
Dick’s Sporting Goods, Inc.(1)	20,300	349,160

		$502,454

Textiles, Apparel & Luxury Goods — 3.1%

Carter’s, Inc.(1)	17,700	$435,597
Hanesbrands, Inc.(1)	13,500	202,635

		$638,232

Thrifts & Mortgage Finance — 3.3%

First Niagara Financial Group, Inc.	30,700	$350,594
Washington Federal, Inc.	24,200	314,600

		$665,194

Total Common Stocks
(identified cost $15,845,221)		$17,326,928

Total Investments — 85.1%
(identified cost $15,845,221)		$17,326,928

Other Assets, Less Liabilities — 14.9%		$3,029,634

Net Assets — 100.0%		$20,356,562

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investments, at value (identified cost, $15,845,221)	$17,326,928
Cash	2,902,567
Receivable for investments sold	745,716
Receivable for Fund shares sold	59,998
Dividends receivable	20,655
Receivable from affiliate	29,200

Total assets	$21,085,064

Liabilities

Payable for investments purchased	$647,010
Payable for Fund shares redeemed	41,412
Payable to affiliates:
Investment adviser fee	16,668
Administration fee	2,500
Distribution and service fees	8,913
Trustees’ fees	326
Accrued expenses	11,673

Total liabilities	$728,502

Net Assets	$20,356,562

Sources of Net Assets

Paid-in capital	$24,121,133
Accumulated net realized loss	(5,274,907)
Accumulated undistributed net investment income	28,629
Net unrealized appreciation	1,481,707

Total	$20,356,562

Class A Shares

Net Assets	$12,673,795
Shares Outstanding	1,276,340
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.93
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.93)	$10.54

Class B Shares

Net Assets	$2,074,330
Shares Outstanding	213,359
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.72

Class C Shares

Net Assets	$5,608,437
Shares Outstanding	578,713
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.69

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends	$202,055

Total investment income	$202,055

Expenses

Investment adviser fee	$85,999
Administration fee	12,900
Distribution and service fees
Class A	13,208
Class B	9,318
Class C	23,848
Trustees’ fees and expenses	719
Custodian fee	21,586
Transfer and dividend disbursing agent fees	21,110
Legal and accounting services	12,506
Printing and postage	6,410
Registration fees	22,891
Miscellaneous	5,681

Total expenses	$236,176

Deduct —
Allocation of expenses to affiliate	$69,438

Total expense reductions	$69,438

Net expenses	$166,738

Net investment income	$35,317

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,269,651)

Net realized loss	$(1,269,651)

Change in unrealized appreciation (depreciation) —
Investments	$1,108,891

Net change in unrealized appreciation (depreciation)	$1,108,891

Net realized and unrealized loss	$(160,760)

Net decrease in net assets from operations	$(125,443)

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income (loss)	$35,317	$(38,732)
Net realized loss from investment transactions	(1,269,651)	(3,665,705)
Net change in unrealized appreciation (depreciation) from investments	1,108,891	(2,240,016)

Net decrease in net assets from operations	$(125,443)	$(5,944,453)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,029,171	$7,460,169
Class B	351,823	570,784
Class C	1,813,461	3,044,481
Cost of shares redeemed
Class A	(2,381,924)	(4,462,951)
Class B	(290,255)	(1,263,715)
Class C	(1,102,783)	(2,200,142)
Net asset value of shares exchanged
Class A	74,767	317,195
Class B	(74,767)	(317,195)

Net increase in net assets from Fund share transactions	$2,419,493	$3,148,626

Net increase (decrease) in net assets	$2,294,050	$(2,795,827)

Net Assets

At beginning of period	$18,062,512	$20,858,339

At end of period	$20,356,562	$18,062,512

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$28,629	$(6,688)

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.910		$13.500	$14.970	$14.850	$14.240	$12.050

Income (Loss) From Operations

Net investment income (loss)(1)	$0.032		$0.018	$(0.033)	$(0.042)	$(0.065)	$(0.073)
Net realized and unrealized gain (loss)	(0.012)		(3.608)	0.430	2.110	0.675	2.279

Total income (loss) from operations	$0.020		$(3.590)	$0.397	$2.068	$0.610	$2.206

Less Distributions

From net realized gain	$—		$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—		—	(0.065)	—	—	—

Total distributions	$—		$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of period	$9.930		$9.910	$13.500	$14.970	$14.850	$14.240

Total Return(2)	0.20	%(8)	(26.59)%	2.31%	13.92%	4.28%	18.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,674		$11,005	$11,131	$10,931	$10,284	$7,635
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.65	%(5)	1.65%	1.68%	1.75%	1.75%	1.75	%(6)
Net investment income (loss)	0.70	%(5)	0.15%	(0.21)%	(0.27)%	(0.45)%	(0.58)%
Portfolio Turnover of the Portfolio(7)	—		—	—	—	—	1%
Portfolio Turnover of the Fund	24	%(8)	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.81%, 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Includes the Fund’s share of the Portfolio’s expenses while the Fund was making investments directly into the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.740		$13.370	$14.960	$14.950	$14.430	$12.310

Income (Loss) From Operations

Net investment loss(1)	$(0.003)		$(0.080)	$(0.152)	$(0.162)	$(0.175)	$(0.172)
Net realized and unrealized gain (loss)	(0.017)		(3.550)	0.429	2.120	0.695	2.308

Total income (loss) from operations	$(0.020)		$(3.630)	$0.277	$1.958	$0.520	$2.136

Less Distributions

From net realized gain	$—		$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—		—	(0.065)	—	—	—

Total distributions	$—		$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of period	$9.720		$9.740	$13.370	$14.960	$14.950	$14.430

Total Return(2)	(0.21	)%(8)	(27.15)%	1.50%	13.10%	3.60%	17.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,074		$2,122	$4,037	$4,915	$4,905	$3,391
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.40	%(5)	2.40%	2.43%	2.50%	2.50%	2.50	%(6)
Net investment loss	(0.06	)%(5)	(0.66)%	(0.98)%	(1.02)%	(1.20)%	(1.33)%
Portfolio Turnover of the Portfolio(7)	—		—	—	—	—	1%
Portfolio Turnover of the Fund	24	%(8)	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.81%, 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.720		$13.330	$14.910	$14.910	$14.400	$12.280

Income (Loss) From Operations

Net investment loss(1)	$(0.002)		$(0.075)	$(0.151)	$(0.161)	$(0.175)	$(0.171)
Net realized and unrealized gain (loss)	(0.028)		(3.535)	0.438	2.109	0.685	2.307

Total income (loss) from operations	$(0.030)		$(3.610)	$0.287	$1.948	$0.510	$2.136

Less Distributions

From net realized gain	$—		$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—		—	(0.065)	—	—	—

Total distributions	$—		$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of period	$9.690		$9.720	$13.330	$14.910	$14.910	$14.400

Total Return(2)	(0.21	)%(8)	(27.16)%	1.57%	13.06%	3.54%	17.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,608		$4,936	$5,690	$5,986	$5,501	$4,030
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.40	%(5)	2.40%	2.43%	2.50%	2.50%	2.50	%(6)
Net investment loss	(0.05	)%(5)	(0.63)%	(0.97)%	(1.01)%	(1.20)%	(1.32)%
Portfolio Turnover of the Portfolio(7)	—		—	—	—	—	1%
Portfolio Turnover of the Fund	24	%(8)	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.81%, 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Includes the Fund’s share of the Portfolio’s expenses while the Fund was making investments directly into the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

See notes to financial statements

11

Eaton Vance Small-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,456,427 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $1,542,525 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

12

Eaton Vance Small-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the investment adviser fee amounted to $85,999 or 1.00% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM. BMR pays Fox a portion of its investment advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended June 30, 2009, the administration fee amounted to $12,900. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65%, 2.40% and 2.40% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $69,438 of the Fund’s operating expenses for the six months ended June 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $1,756 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,615 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

13

Eaton Vance Small-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $13,208 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $6,989 and $17,886 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $15,000 and $552,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $2,329 and $5,962 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $1,600 and $900 of CDSCs paid by Class B and Class C shareholders, respectively and no CDSCs paid by Class A shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,763,637 and $3,845,270, respectively, for the six months ended June 30, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	437,964	637,432
Redemptions	(280,468)	(376,096)
Exchange from Class B shares	8,607	24,590

Net increase	166,103	285,926

14

Eaton Vance Small-Cap Value Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	38,659	48,051
Redemptions	(34,331)	(107,279)
Exchange to Class A shares	(8,775)	(24,932)

Net decrease	(4,447)	(84,160)

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	197,867	272,121
Redemptions	(127,060)	(191,023)

Net increase	70,807	81,098

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$15,858,213

Gross unrealized appreciation	$2,243,729
Gross unrealized depreciation	(775,014)

Net unrealized appreciation	$1,468,715

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

10   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$17,326,928	$—	$—	$17,326,928

Total Investments	$17,326,928	$—	$—	$17,326,928

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

16

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Small-Cap Value Fund (the “Fund”) with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

17

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that Eaton Vance Management and the Sub-adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

18

Eaton Vance Small-Cap Value Fund

OFFICERS AND TRUSTEES

Officers Thomas E. Faust Jr. President and Trustee	Trustees Ralph F. Verni Chairman

Michael A. Allison Vice President J. Scott Craig Vice President	Benjamin C. Esty Allen R. Freedman William H. Park

Gregory R. Greene Vice President Duke E. Laflamme Vice President	Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger

Thomas H. Luster Vice President	Lynn A. Stout

Michael R. Mach Vice President

Robert J. Milmore Vice President

J. Bradley Ohlmuller Vice President

Duncan W. Richardson Vice President

Walter A. Row, III Vice President

Judith A. Saryan Vice President

Michael W. Weilheimer Vice President

Barbara E. Campbell Treasurer

Maureen A. Gemma Secretary and Chief Legal Officer

Paul M. O’Neil Chief Compliance Officer

19

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC
331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Small-Cap Value Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1303-8/09	SCVSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report June 30, 2009

EATON VANCE SPECIAL EQUITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Special Equities Fund as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Nancy B. Tooke, CFA
Portfolio Manager
•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital mar kets and did so to raise cash and Nancy B. Tooke, CFA strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Management Discussion
•	For the six months ending June 30, 2009, six of the 10 sectors within the S&P SmallCap 600 Index (the Index) registered positive returns. Consumer discretionary and information technology were easily the best-performing sectors and finished the period in a virtual dead heat. The next best performers were consumer staples and energy, both of which posted double-digit returns. On the negative side, the telecommunications services sector was by far the worst performer, with the financials sector also registering a significant loss.
•	In comparison, the utilities and industrials sectors were down much more modestly. Market-leading industries for the six-month period included auto components, computers and peripherals, household products, specialty retail, tobacco, semiconductors and semiconductor equipment and multiline retail. The worst performing industries were airlines, diversified telecommunications services, commercial banks, thrifts and mortgage companies and industrial conglomerates, all of which registered deeply negative returns.
•	Against this backdrop, all of the Fund’s share classes significantly outperformed the benchmark Index, but underperformed the average return of the Fund’s Lipper peer group.[2] The primary reason for the Fund’s outperformance versus the Index was an underweighting and strong stock selection in the financials sector, especially the Fund’s stock selection in commercial banks and IT services. The financials sector was the second-worst performer in the
Total Return performance 12/31/08 – 6/30/09

Class A3	5.57%
Class B3	5.28
Class C3	5.17
S&P SmallCap 600 Index[1]	0.67
Lipper Small-Cap Growth Funds Average[1]	11.41
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Special Equities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Six-month returns are cumulative. These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

1

Eaton Vance Special Equities Fund as of June 30, 2009
INVESTMENT UPDATE
Index during the period. Overweightings and favorable stock selection in energy (oil, gas & consumable fuels) and materials (chemicals) also favorably impacted relative performance, as did an underweighting and stock selection in the health care sector.

•	During the six-month period, one of the Fund’s holdings was acquired, giving a boost to overall returns. The acquisition of small companies was on the rise throughout the period, which could become an important driver of performance in the small-cap space.

•	On the negative side, the quality bias of positions in the Fund resulted in a drag on performance, as a rotation into many of the riskier and less-liquid names took place during the market rally. Stock selection in the consumer discretionary and information technology sectors detracted the most from overall six-month returns.

•	Historically, equity markets tend to lead the economy out of recessions and, as we have seen since March, smaller-capitalization stocks tend to outperform larger-cap equities. What remains unclear is whether we have just experienced a bear-market rally or whether this is the beginning of a sustainable economic recovery. Regardless, we believe that by investing in high-quality businesses at historically attractive valuations, we may negotiate the vagaries of these challenging markets. We believe our proven, research-driven investment process and team, our steadfast focus on risk management, and our valuation discipline can serve our shareholders well as we enter the second half of 2009.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.

Portfolio Composition
Top 10 Holdings1
By net assets

NATCO Group, Inc., Class A	2.7%
Euronet Worldwide, Inc.	2.5
Range Resources Corp.	2.3
Petrohawk Energy Corp.	2.3
Church & Dwight Co., Inc.	2.2
Brocade Communications Systems, Inc.	2.1
Chattem, Inc.	2.0
IAMGOLD Corp.	1.9
Mead Johnson Nutrition Co., Class A	1.9
Ralcorp Holdings, Inc.	1.9

[1]	Top 10 Holdings represented 21.8% of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 6/30/09. Excludes cash equivalents.

2

Eaton Vance Special Equities Fund as of June 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVSEX	EMSEX	ECSEX

Average Annual Total Returns (at net asset value)

Six Months	5.57%	5.28%	5.17%
One Year	-43.41	-43.82	-43.82
Five Years	-0.16	-0.88	-0.88
Ten Years	-2.41	-3.14	-3.14
Life of Fund†	6.37	2.35	2.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-0.50%	0.28%	4.17%
One Year	-46.66	-46.63	-44.38
Five Years	-1.34	-1.28	-0.88
Ten Years	-2.99	-3.14	-3.14
Life of Fund†	6.22	2.35	2.37

†	Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

[1]	Six-month returns are cumulative. Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.43%	2.18%	2.18%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Special Equities Fund as of June 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Special Equities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/09)	(6/30/09)	(1/1/09 – 6/30/09)

Actual
Class A	$1,000.00	$1,055.70	$8.51
Class B	$1,000.00	$1,052.80	$12.32
Class C	$1,000.00	$1,051.70	$12.31

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.50	$8.35
Class B	$1,000.00	$1,012.80	$12.08
Class C	$1,000.00	$1,012.80	$12.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Class A shares, 2.42% for Class B shares and 2.42% for Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investment in Special Equities Portfolio, at value (identified cost, $57,294,827)	$56,762,151
Receivable for Fund shares sold	51,535

Total assets	$56,813,686

Liabilities

Payable for Fund shares redeemed	$182,367
Payable to affiliates:
Distribution and service fees	16,321
Trustees’ fees	125
Accrued expenses	42,143

Total liabilities	$240,956

Net Assets	$56,572,730

Sources of Net Assets

Paid-in capital	$104,853,676
Accumulated net realized loss from Portfolio	(47,515,173)
Accumulated net investment loss	(233,097)
Net unrealized depreciation from Portfolio	(532,676)

Total	$56,572,730

Class A Shares

Net Assets	$49,543,508
Shares Outstanding	4,929,816
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.05
Maximum Offering Price Per Share
(100 ÷ 94.25 of $10.05)	$10.66

Class B Shares

Net Assets	$1,232,373
Shares Outstanding	126,175
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.77

Class C Shares

Net Assets	$5,796,849
Shares Outstanding	593,380
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.77

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends allocated from Portfolio	$224,473
Interest allocated from Portfolio	3,780
Other income	15,804
Expenses allocated from Portfolio	(218,258)

Net investment income	$25,799

Expenses

Distribution and service fees
Class A	$60,282
Class B	6,281
Class C	27,665
Trustees’ fees and expenses	250
Custodian fee	15,438
Transfer and dividend disbursing agent fees	82,376
Legal and accounting services	16,902
Printing and postage	17,485
Registration fees	31,515
Miscellaneous	7,736

Total expenses	$265,930

Net investment loss	$(240,131)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(10,487,584)

Net realized loss	$(10,487,584)

Change in unrealized appreciation (depreciation) —
Investments	$13,241,104

Net change in unrealized appreciation (depreciation)	$13,241,104

Net realized and unrealized gain	$2,753,520

Net increase in net assets from operations	$2,513,389

See notes to financial statements

5

Eaton Vance Special Equities Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment loss	$(240,131)	$(627,505)
Net realized loss from investment and foreign currency transactions	(10,487,584)	(21,670,626)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	13,241,104	(25,420,521)

Net increase (decrease) in net assets from operations	$2,513,389	$(47,718,652)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,156,421	$68,639,626
Class B	33,891	1,346,505
Class C	773,034	7,868,588
Cost of shares redeemed
Class A	(9,933,160)	(28,616,097)
Class B	(196,189)	(772,360)
Class C	(1,165,201)	(1,389,881)
Net asset value of shares exchanged
Class A	94,666	298,130
Class B	(94,666)	(298,130)

Net increase (decrease) in net assets from Fund share transactions	$(6,331,204)	$47,076,381

Net decrease in net assets	$(3,817,815)	$(642,271)

Net Assets

At beginning of period	$60,390,545	$61,032,816

At end of period	$56,572,730	$60,390,545

Accumulated undistributed net investment income (loss) included in net assets

At end of period	$(233,097)	$7,034

See notes to financial statements

6

Eaton Vance Special Equities Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Class A
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005	2004

Net asset value — Beginning of period	$9.520		$16.420	$13.440	$11.490		$10.740	$10.360

Income (Loss) From Operations

Net investment loss(1)	$(0.036)		$(0.114)	$(0.126)	$(0.083)		$(0.132)	$(0.136)
Net realized and unrealized gain (loss)	0.566		(6.786)	3.106	2.033		0.882	0.516

Total income (loss) from operations	$0.530		$(6.900)	$2.980	$1.950		$0.750	$0.380

Net asset value — End of period	$10.050		$9.520	$16.420	$13.440		$11.490	$10.740

Total Return(2)	5.57	%(7)	(42.02)%	22.17%	16.97%		6.96%	3.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49,544		$52,978	$54,931	$40,700		$38,627	$42,778
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.67	%(5)	1.43%	1.39%	1.42	%(6)	1.76%	1.63	%(6)
Net investment loss	(0.78	)%(5)	(0.80)%	(0.82)%	(0.66)%		(1.24)%	(1.36)%
Portfolio Turnover of the Portfolio	36	%(7)	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

(7)	Not annualized.

See notes to financial statements

7

Eaton Vance Special Equities Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005	2004

Net asset value — Beginning of period	$9.280		$16.140	$13.310	$11.460		$10.800	$10.500

Income (Loss) From Operations

Net investment loss(1)	$(0.069)		$(0.224)	$(0.239)	$(0.177)		$(0.212)	$(0.214)
Net realized and unrealized gain (loss)	0.559		(6.636)	3.069	2.027		0.872	0.514

Total income (loss) from operations	$0.490		$(6.860)	$2.830	$1.850		$0.660	$0.300

Net asset value — End of period	$9.770		$9.280	$16.140	$13.310		$11.460	$10.800

Total Return(2)	5.28	%(7)	(42.50)%	21.26%	16.14%		6.11%	2.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,232		$1,452	$2,362	$2,130		$2,624	$3,436
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.42	%(5)	2.18%	2.14%	2.17	%(6)	2.51%	2.38	%(6)
Net investment loss	(1.54	)%(5)	(1.59)%	(1.57)%	(1.43)%		(1.99)%	(2.12)%
Portfolio Turnover of the Portfolio	36	%(7)	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

(7)	Not annualized.

See notes to financial statements

8

Eaton Vance Special Equities Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005	2004

Net asset value — Beginning of period	$9.290		$16.130	$13.310	$11.460		$10.800	$10.500

Income (Loss) From Operations

Net investment loss(1)	$(0.069)		$(0.205)	$(0.238)	$(0.176)		$(0.212)	$(0.214)
Net realized and unrealized gain (loss)	0.549		(6.635)	3.058	2.026		0.872	0.514

Total income (loss) from operations	$0.480		$(6.840)	$2.820	$1.850		$0.660	$0.300

Net asset value — End of period	$9.770		$9.290	$16.130	$13.310		$11.460	$10.800

Total Return(2)	5.17	%(7)	(42.41)%	21.19%	16.14%		6.10%	2.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,797		$5,961	$3,739	$2,115		$2,191	$2,757
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.42	%(5)	2.18%	2.14%	2.17	%(6)	2.51%	2.38	%(6)
Net investment loss	(1.53	)%(5)	(1.52)%	(1.56)%	(1.42)%		(1.99)%	(2.12)%
Portfolio Turnover of the Portfolio	36	%(7)	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Special Equities Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,058,880 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($15,356,582) and December 31, 2016 ($7,702,298).

Additionally, at December 31, 2008, the Fund had a net capital loss of $13,912,823 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

10

Eaton Vance Special Equities Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended June 30, 2009, EVM earned $3,666 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $598 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended June 30, 2009 amounted to $60,282 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended June 30, 2009, the Fund paid or accrued to EVD $4,711 and $20,749 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At June 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $339,000 and $1,999,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and

11

Eaton Vance Special Equities Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2009 amounted to $1,570 and $6,916 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended June 30, 2009, the Fund was informed that EVD received approximately $4,000, $4,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended June 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,101,110 and $11,692,592, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2009	Year Ended
Class A	(Unaudited)	December 31, 2008

Sales	447,113	4,482,190
Redemptions	(1,094,430)	(2,282,823)
Exchange from Class B shares	10,553	21,053

Net increase (decrease)	(636,764)	2,220,420

	Six Months Ended
	June 30, 2009	Year Ended
Class B	(Unaudited)	December 31, 2008

Sales	3,561	87,468
Redemptions	(22,905)	(55,978)
Exchange to Class A shares	(10,841)	(21,506)

Net increase (decrease)	(30,185)	9,984

	Six Months Ended
	June 30, 2009	Year Ended
Class C	(Unaudited)	December 31, 2008

Sales	84,195	526,493
Redemptions	(132,640)	(116,469)

Net increase (decrease)	(48,445)	410,024

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Special Equities Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.2%

Security	Shares	Value

Aerospace & Defense — 1.6%

Alliant Techsystems, Inc.(1)	10,780	$887,841

		$887,841

Capital Markets — 4.1%

Affiliated Managers Group, Inc.(1)	17,170	$999,122
Duff & Phelps Corp., Class A	25,010	444,678
Lazard, Ltd., Class A	33,610	904,781

		$2,348,581

Chemicals — 4.5%

Calgon Carbon Corp.(1)	67,865	$942,645
Ecolab, Inc.	21,640	843,744
Terra Industries, Inc.	30,970	750,093

		$2,536,482

Commercial Banks — 1.7%

Cullen/Frost Bankers, Inc.	11,050	$509,626
Sterling Bancshares, Inc.	14,740	93,304
Wilmington Trust Corp.	25,320	345,871

		$948,801

Communications Equipment — 3.6%

Brocade Communications Systems, Inc.(1)	155,740	$1,217,887
Harris Corp.	28,290	802,304

		$2,020,191

Computers & Peripherals — 1.5%

Stratasys, Inc.(1)	79,000	$868,210

		$868,210

Construction & Engineering — 3.2%

Foster Wheeler AG(1)	44,380	$1,054,025
Tutor Perini Corp.(1)	44,760	777,034

		$1,831,059

Distributors — 1.5%

LKQ Corp.(1)	50,820	$835,989

		$835,989

Electronic Equipment, Instruments and Components — 3.1%

FLIR Systems, Inc.(1)	38,130	$860,213
National Instruments Corp.	40,740	919,094

		$1,779,307

Energy Equipment & Services — 4.7%

CARBO Ceramics, Inc.	21,300	$728,460
Dril-Quip, Inc.(1)	11,670	444,627
NATCO Group, Inc., Class A(1)	45,750	1,506,090

		$2,679,177

Food Products — 3.7%

Corn Products International, Inc.	38,600	$1,034,094
Ralcorp Holdings, Inc.(1)	17,490	1,065,491

		$2,099,585

Health Care Equipment & Supplies — 4.8%

IDEXX Laboratories, Inc.(1)	19,110	$882,882
ResMed, Inc.(1)	22,110	900,540
West Pharmaceutical Services, Inc.	26,370	918,994

		$2,702,416

Health Care Providers & Services — 1.7%

VCA Antech, Inc.(1)	35,120	$937,704

		$937,704

Hotels, Restaurants & Leisure — 2.7%

Jack in the Box, Inc.(1)	27,260	$611,987
Scientific Games Corp., Class A(1)	58,520	922,860

		$1,534,847

Household Durables — 0.3%

Mohawk Industries, Inc.(1)	5,410	$193,029

		$193,029

Household Products — 2.2%

Church & Dwight Co., Inc.	22,954	$1,246,632

		$1,246,632

See notes to financial statements

13

Special Equities Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Independent Power Producers & Energy Traders — 1.1%

NRG Energy, Inc.(1)	24,100	$625,636

		$625,636

Insurance — 3.1%

HCC Insurance Holdings, Inc.	35,760	$858,598
Markel Corp.(1)	3,210	904,257

		$1,762,855

Internet Software & Services — 1.6%

VeriSign, Inc.(1)	47,880	$884,822

		$884,822

IT Services — 3.6%

Euronet Worldwide, Inc.(1)	74,520	$1,444,943
ManTech International Corp., Class A(1)	13,350	574,584

		$2,019,527

Machinery — 2.1%

Astec Industries, Inc.(1)	24,400	$724,436
Bucyrus International, Inc.	16,550	472,668

		$1,197,104

Media — 0.2%

Arbitron, Inc.	8,790	$139,673

		$139,673

Metals & Mining — 1.9%

IAMGOLD Corp.	106,380	$1,076,566

		$1,076,566

Multiline Retail — 2.7%

Big Lots, Inc.(1)	40,710	$856,131
Dollar Tree, Inc.(1)	16,330	687,493

		$1,543,624

Multi-Utilities — 0.9%

CMS Energy Corp.	41,130	$496,850

		$496,850

Oil, Gas & Consumable Fuels — 7.6%

Arch Coal, Inc.	16,260	$249,916
Brigham Exploration Co.(1)	114,830	400,757
Cabot Oil & Gas Corp.	20,870	639,457
Petrohawk Energy Corp.(1)	58,530	1,305,219
Pioneer Natural Resources Co.	15,720	400,860
Range Resources Corp.	31,890	1,320,565

		$4,316,774

Personal Products — 3.9%

Chattem, Inc.(1)	16,655	$1,134,205
Mead Johnson Nutrition Co., Class A(1)	33,792	1,073,572

		$2,207,777

Pharmaceuticals — 1.9%

Perrigo Co.	38,150	$1,059,807

		$1,059,807

Professional Services — 4.0%

Equifax, Inc.	20,090	$524,349
FTI Consulting, Inc.(1)	17,010	862,747
Robert Half International, Inc.	38,300	904,646

		$2,291,742

Road & Rail — 2.3%

Genesee & Wyoming, Inc., Class A(1)	16,250	$430,788
Kansas City Southern(1)	55,860	899,905

		$1,330,693

Semiconductors & Semiconductor Equipment — 6.8%

Analog Devices, Inc.	34,720	$860,362
Atheros Communications, Inc.(1)	46,190	888,696
Micron Technology, Inc.(1)	61,570	311,544
ON Semiconductor Corp.(1)	88,630	608,002
Tessera Technologies, Inc.(1)	18,100	457,749
Varian Semiconductor Equipment Associates, Inc.(1)	29,780	714,422

		$3,840,775

See notes to financial statements

14

Special Equities Portfolio as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Software — 4.1%

Rosetta Stone, Inc.(1)	16,844	$462,199
Sybase, Inc.(1)	30,364	951,608
Synopsys, Inc.(1)	47,310	923,018

		$2,336,825

Specialty Retail — 2.5%

Advance Auto Parts, Inc.	23,050	$956,345
Jo-Ann Stores, Inc.(1)	23,340	482,438

		$1,438,783

Textiles, Apparel & Luxury Goods — 1.6%

Hanesbrands, Inc.(1)	58,925	$884,464

		$884,464

Trading Companies & Distributors — 1.4%

GATX Corp.	31,520	$810,694

		$810,694

Total Common Stocks
(identified cost $56,247,519)		$55,714,842

Short-Term Investments — 2.2%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$1,273	$1,272,637

Total Short-Term Investments
(identified cost $1,272,637)		$1,272,637

Total Investments — 100.4%
(identified cost $57,520,156)		$56,987,479

Other Assets, Less Liabilities — (0.4)%		$(225,307)

Net Assets — 100.0%		$56,762,172

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

15

Special Equities Portfolio as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $56,247,519)	$55,714,842
Affiliated investment, at value (identified cost, $1,272,637)	1,272,637
Dividends receivable	24,388
Interest receivable from affiliated investment	7

Total assets	$57,011,874

Liabilities

Payable for investments purchased	$188,104
Payable to affiliates:
Investment adviser fee	29,773
Trustees’ fees	800
Accrued expenses	31,025

Total liabilities	$249,702

Net Assets applicable to investors’ interest in Portfolio	$56,762,172

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$57,294,849
Net unrealized depreciation	(532,677)

Total	$56,762,172

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends	$224,473
Interest allocated from affiliated investment	3,780
Expenses allocated from affiliated investment	(2,978)

Total investment income	$225,275

Expenses

Investment adviser fee	$170,839
Trustees’ fees and expenses	1,600
Custodian fee	19,845
Legal and accounting services	21,265
Miscellaneous	1,731

Total expenses	$215,280

Net investment income	$9,995

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(10,487,588)

Net realized loss	$(10,487,588)

Change in unrealized appreciation (depreciation) —
Investments	$13,241,109

Net change in unrealized appreciation (depreciation)	$13,241,109

Net realized and unrealized gain	$2,753,521

Net increase in net assets from operations	$2,763,516

See notes to financial statements

16

Special Equities Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income (loss)	$9,995	$(113,733)
Net realized loss from investment and foreign currency transactions	(10,487,588)	(21,670,634)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	13,241,109	(25,420,526)

Net increase (decrease) in net assets from operations	$2,763,516	$(47,204,893)

Capital transactions —
Contributions	$5,101,110	$78,082,493
Withdrawals	(11,692,592)	(31,464,586)

Net increase (decrease) from capital transactions	$(6,591,482)	$46,617,907

Net decrease in net assets	$(3,827,966)	$(586,986)

Net Assets

At beginning of period	$60,590,138	$61,177,124

At end of period	$56,762,172	$60,590,138

See notes to financial statements

17

Special Equities Portfolio as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2009
	(Unaudited)		2008	2007	2006		2005	2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.79	%(3)	0.79%	0.79%	0.82	%(2)	0.88%	0.87	%(2)
Net investment income (loss)	0.04	%(3)	(0.16)%	(0.22)%	(0.07)%		(0.36)%	(0.61)%
Portfolio Turnover	36	%(4)	95%	72%	98%		207%	264%

Total Return	6.03	%(4)	(41.63)%	22.90%	17.67%		7.91%	4.49%

Net assets, end of period (000’s omitted)	$56,762		$60,590	$61,177	$45,039		$43,702	$49,079

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

18

Special Equities Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2009, Eaton Vance Special Equities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

19

Special Equities Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of June 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the six months ended June 30, 2009, the Portfolio’s investment adviser fee totaled $173,679 of which $2,840 was allocated from Cash Management and $170,839 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30,

20

Special Equities Portfolio as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $19,963,920 and $26,575,761, respectively, for the six months ended June 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$57,569,008

Gross unrealized appreciation	$5,601,914
Gross unrealized depreciation	(6,183,443)

Net unrealized depreciation	$(581,529)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2009.

6   Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$55,714,842	$—	$—	$55,714,842
Short-Term Investments	1,272,637	—	—	1,272,637

Total Investments	$56,987,479	$—	$—	$56,987,479

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

21

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

22

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Special Equities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Special Equities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

23

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

24

Eaton Vance Special Equities Fund

OFFICERS AND TRUSTEES

Eaton Vance Special Equities Fund

Officers
Thomas E. Faust Jr.
President and Trustee

Michael A. Allison
Vice President

J. Scott Craig
Vice President

Gregory R. Greene
Vice President

Duke E. Laflamme
Vice President

Thomas H. Luster
Vice President

Michael R. Mach
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Duncan W. Richardson
Vice President

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

25

Eaton Vance Special Equities Fund

OFFICERS AND TRUSTEES CONT’D

Special Equities Portfolio

Officers Duncan W. Richardson President Nancy B. Tooke Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

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Investment Adviser of Special Equities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Special Equities Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

172-8/09	SESRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:    August 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:    August 17, 2009

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:    August 17, 2009